[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential. Execution Version US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 REVENUE INTEREST PURCHASE AND SALE AGREEMENT Dated as of May 9, 2024 between VERONA PHARMA, INC., VERONA PHARMA PLC, THE PURCHASERS FROM TIME TO TIME PARTY HERETO, and OAKTREE FUND ADMINISTRATION, LLC, as the Administrative Agent U.S. $250,000,000

i US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 TABLE OF CONTENTS ARTICLE I DEFINITIONS Section 1.01 Definitions.............................................................................................................1 ARTICLE II PURCHASE OF ASSIGNED INTERESTS Section 2.01 Purchase ..............................................................................................................36 Section 2.02 Payments by the Company..................................................................................38 Section 2.03 Payment in Respect of Event of Default .............................................................39 Section 2.04 Agent Fees ..........................................................................................................41 Section 2.05 Effective Date; Effective Date Deliveries; Payment of Purchase Price; Payments by the Company..................................................................................41 Section 2.06 No Assumed Obligations ....................................................................................44 Section 2.07 No Financial Accommodation ............................................................................44 ARTICLE III REPRESENTATIONS AND WARRANTIES OF OBLIGORS Section 3.01 Power and Authority ...........................................................................................44 Section 3.02 Authorization; Enforceability .............................................................................44 Section 3.03 Governmental and Other Approvals; No Conflicts ............................................45 Section 3.04 Ownership ...........................................................................................................45 Section 3.05 Financial Statements; Material Adverse Event ...................................................46 Section 3.06 No Undisclosed Liabilities ..................................................................................46 Section 3.07 Solvency ..............................................................................................................46 Section 3.08 Litigation .............................................................................................................46 Section 3.09 Compliance with Laws and Agreements ............................................................46 Section 3.10 Conflicts ..............................................................................................................47 Section 3.11 Subordination ......................................................................................................47 Section 3.12 Intellectual Property; Privacy .............................................................................47 Section 3.13 Regulatory Approval ...........................................................................................49 Section 3.14 Product Agreements ............................................................................................50 Section 3.15 Broker’s Fees ......................................................................................................51 Section 3.16 Pension Matters ...................................................................................................51 Section 3.17 Indebtedness and Liens .......................................................................................51 Section 3.18 [Reserved] ...........................................................................................................51 Section 3.19 [Reserved] ...........................................................................................................51 Section 3.20 Taxes ...................................................................................................................51 Section 3.21 Full Disclosure ....................................................................................................52 Section 3.22 OFAC; Anti-Terrorism Laws ..............................................................................52

ii US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 Section 3.23 Anti-Corruption...................................................................................................52 ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS Section 4.01 Organization ........................................................................................................53 Section 4.02 Authorization ......................................................................................................53 Section 4.03 Broker’s Fees ......................................................................................................53 Section 4.04 Conflicts ..............................................................................................................53 Section 4.05 Sanctions .............................................................................................................53 ARTICLE V COVENANTS Section 5.01 Access; Information ............................................................................................54 Section 5.02 Product Agreements ............................................................................................57 Section 5.03 Public Announcement .........................................................................................57 Section 5.04 Efforts; Further Assurance ..................................................................................57 Section 5.05 Call Option ..........................................................................................................58 Section 5.06 Intellectual Property ............................................................................................58 Section 5.07 Protective Covenants ..........................................................................................60 Section 5.08 Notice ..................................................................................................................60 Section 5.09 Use of Proceeds...................................................................................................62 Section 5.10 Taxes ...................................................................................................................62 Section 5.11 Compliance with Laws and Other Obligations ...................................................64 Section 5.12 Maintenance of Properties, Etc. ..........................................................................64 Section 5.13 Licenses...............................................................................................................64 Section 5.14 Maintenance of Regulatory Approvals, Contracts, Etc. .....................................64 Section 5.15 ERISA Compliance .............................................................................................65 Section 5.16 Commercialization of the Product ......................................................................65 Section 5.17 Payment of Obligations.......................................................................................66 Section 5.18 RIPSA Account ...................................................................................................66 Section 5.19 Sanctions; Anti-Corruption Use of Proceeds ......................................................66 ARTICLE VI TERMINATION Section 6.01 Term and Termination Date ................................................................................67 Section 6.02 Effect of Termination ..........................................................................................68 Section 6.03 Reinstatement ......................................................................................................68

iii US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 ARTICLE VII MISCELLANEOUS Section 7.01 Survival ...............................................................................................................68 Section 7.02 Limitations on Damages .....................................................................................69 Section 7.03 Notices ................................................................................................................69 Section 7.04 Successors and Assigns.......................................................................................69 Section 7.05 Indemnification ...................................................................................................69 Section 7.06 No Implied Representations and Warranties ......................................................71 Section 7.07 Independent Nature of Relationship ...................................................................72 Section 7.08 Tax Treatment .....................................................................................................72 Section 7.09 Entire Agreement ................................................................................................73 Section 7.10 Amendments; No Waivers ..................................................................................73 Section 7.11 Interpretation .......................................................................................................73 Section 7.12 Headings and Captions .......................................................................................73 Section 7.13 Counterparts; Effectiveness ................................................................................73 Section 7.14 Severability .........................................................................................................73 Section 7.15 Expenses .............................................................................................................74 Section 7.16 Governing Law; Jurisdiction...............................................................................74 Section 7.17 Waiver of Jury Trial ............................................................................................75 Section 7.18 Release of Liens upon Certain Permitted Financings; Non-Disturbance; Permitted First Lien Intercreditor Agreement; Permitted Pari Passu Intercreditor Agreement ......................................................................................75 Section 7.19 Confidentiality ....................................................................................................76 ARTICLE VIII THE ADMINISTRATIVE AGENT Section 8.01 Appointments and Duties ....................................................................................76 Section 8.02 Binding Effect .....................................................................................................78 Section 8.03 Use of Discretion ................................................................................................78 Section 8.04 Delegation of Rights and Duties .........................................................................78 Section 8.05 Liability ...............................................................................................................79 Section 8.06 Administrative Agent Individually .....................................................................80 Section 8.07 Purchaser Investment Decision ...........................................................................80 Section 8.08 Expenses; Indemnities ........................................................................................80 Section 8.09 Resignation of the Administrative Agent ...........................................................81 Section 8.10 [Reserved] ...........................................................................................................82 Section 8.11 Additional Secured Parties ..................................................................................82 Section 8.12 Agent May File Proofs of Claim .........................................................................82 Section 8.13 [Reserved] ...........................................................................................................83 Section 8.14 Acknowledgements of Purchasers ......................................................................83

iv US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 EXHIBITS Exhibit A – Form of Security Agreement Exhibit B – Form of Debenture Exhibit C – Form of Funding Notice

1 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 REVENUE INTEREST PURCHASE AND SALE AGREEMENT This REVENUE INTEREST PURCHASE AND SALE AGREEMENT (as amended, supplemented or otherwise modified from time to time, this “Agreement”) is made and entered into as of May 9, 2024, by and between Verona Pharma, Inc., a Delaware corporation (the “Company”), Verona Pharma plc, a public limited company registered in England and Wales with company number 05375156 (“Holdings”), the entities listed in Schedule 1 hereto (the “Purchasers”), and Oaktree Fund Administration, LLC, as administrative agent for the Purchasers (in such capacity, the “Administrative Agent” and, together with the Company and the Purchasers, the “Parties”, and each a “Party”). WHEREAS, the Company wishes to obtain financing in respect of the Commercialization (as hereinafter defined) of the Product (as hereinafter defined); WHEREAS, the Company wishes to sell, assign, convey and transfer to the Purchasers the Assigned Interests (as hereinafter defined) in consideration for its payment of the Purchase Price (as hereinafter defined) to raise such financing; and WHEREAS, the Purchasers wish to purchase from the Company the Assigned Interests, upon and subject to the terms and conditions hereinafter set forth; NOW, THEREFORE, in consideration of the mutual covenants, agreements representations and warranties set forth herein, the parties hereto agree as follows: ARTICLE I DEFINITIONS Section 1.01 Definitions. The following terms, as used herein, shall have the following meanings: “Acquisition” shall mean any transaction, or any series of related transactions, by which any Person (for purposes of this definition, an “acquirer”) directly or indirectly, by means of amalgamation, consolidation, merger, purchase of assets, purchase of Equity Interests, exclusive licensing of Intellectual Property or otherwise, (i) acquires all or substantially all of the assets of any other Person, (ii) acquires (including via licensing and in-licensing) an entire business line, product, product line, unit or division of any other Person, (iii) with respect to any other Person that is managed or governed by a Board, acquires control of Equity Interests of such other Person representing more than fifty percent (50%) of the ordinary voting power (determined on a fully- diluted basis) for the election of directors of such Person’s Board, or (iv) acquires control of more than fifty percent (50%) of the Equity Interests in any other Person (determined on a fully-diluted basis) that is not managed by a Board. “Administrative Agent” shall have the meaning set forth in the preamble hereto. “Affiliate” shall mean with respect to a specified Person, any Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common

2 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 control with the Person specified; provided, that, with respect to OCM Life Sciences Portfolio LP, an Affiliate shall include any Person in respect of which OMERS Administration Corporation, as administrator of the OMERS primary pension plan and trustee of the pension funds thereunder, holds, directly or indirectly, more than fifty percent (50%) of the Equity Interests of such Person. For purposes of this definition, “control” shall mean, in respect of a particular Person, the possession by one or more other Persons, directly or indirectly, of the power to direct or cause the direction of the management or policies of such particular Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “controlled” have meanings correlative thereto. “Affiliated Parties” shall have the meaning set forth in Section 7.19. “Administrative Agent Fee Letter” shall mean that certain fee letter dated as of the date hereof by and between the Company and the Administrative Agent, as may be amended, amended and restated or modified from time to time. “Agreement” shall have the meaning set forth in the first paragraph hereof. “American Depositary Shares” shall mean American depositary shares listed on NASDAQ, each representing eight (8) Common Shares. “Anti-Terrorism Laws” shall mean any laws relating to terrorism or money laundering, including, without limitation, (i) the Money Laundering Control Act of 1986 (e.g., 18 U.S.C. §§ 1956 and 1957), (ii) the Bank Secrecy Act of 1970 (e.g., 31 U.S.C. §§ 5311 – 5330), as amended by the Patriot Act, (iii) the laws, regulations and Executive Orders administered by the United States Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), (iv) the Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010 and implementing regulations by the United States Department of the Treasury, (v) the laws, regulations and orders administered by the UK Office of Financial Sanctions Implementation, (vi) any law prohibiting or directed against terrorist activities or the financing of terrorist activities (e.g., 18 U.S.C. §§ 2339A and 2339B), or (vii) any similar laws enacted in the United States, the United Kingdom, European Union or any other jurisdictions in which the parties to this agreement operate, and all other present and future legal requirements of any Governmental Authority governing, addressing, relating to, or attempting to eliminate, terrorist acts and acts of war. “Applicable Funding Condition” shall mean, with respect to each tranche, the Tranche A Funding Condition or Tranche B Funding Condition, as applicable. “Applicable Funding Date” shall mean, with respect to each tranche, the Tranche A Funding Date or Tranche B Funding Date, as applicable. “Applicable Percentage” shall mean 6.50% for Net Sales during any Fiscal Year. “Applicable Tranche” shall mean Tranche A or Tranche B, as applicable. “Arm’s Length Transaction” shall mean, with respect to any transaction, the terms of such transaction shall not be less favorable to any Obligor or any of its Subsidiaries than commercially

3 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 reasonable terms that would be obtained in a transaction not while in financial distress with a Person that is an unrelated Third Party. “Assigned Interests” shall mean the Purchasers’ right to receive the Assigned Interest Payments up to the Hard Cap. “Assigned Interests Payments” shall have the meaning set forth in Section 2.02(a). “Audit Costs” shall mean, with respect to any audit of the books and records of the Company with respect to amounts payable or paid under this Agreement, the reasonable and documented out-of-pocket cost of such audit, including all fees, costs and expenses incurred in connection therewith. “Back-Up Security Interest” shall have the meaning set forth in Section 2.01(e). “Bankruptcy Event of Default” shall mean the occurrence of any of the following: (a) any Obligor or any of its Subsidiaries shall commence any case, proceeding or other action (i) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, administration, reorganization, moratorium, liquidation, receivership, examinership, dissolution, winding up or relief of debtors (including by way of voluntary arrangement, scheme of arrangement, restructuring plan or otherwise) or the like, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any portion of its assets, or any Obligor or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; (b) there shall be commenced against any Obligor or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (a) above which remains undismissed, undischarged, unbonded and in effect for a period of forty-five (45) days; (c) there shall be commenced against any Obligor or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against (i) all or a substantial portion of the assets of such Obligor or such Subsidiary, and/or (ii) the Product or a substantial portion of the Product Intellectual Property, which results in the entry of an order for any such relief which shall not have been vacated, discharged, stayed, satisfied or bonded pending appeal within forty-five (45) days from the entry thereof; or (d) an affirmative vote by the Board to commence any case, proceeding or other action described in clause (a) above. “Benefit Plan” shall mean any employee benefit plan as defined in Section 3(3) of ERISA (whether governed by the laws of the United States or otherwise) to which any Obligor or any Subsidiary thereof incurs or otherwise has any obligation or liability, contingent or otherwise.

4 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 “Board” shall mean, with respect to any Person, the board of directors (or similar governing body) of such Person. “Boxed Warning” shall mean a contraindication or serious warning required by the FDA to be presented in a box within the approved labeling of a drug product, as set forth in 21 C.F.R. Sections 201.57(a)(4) and 201.57(c)(1). “Business Day” shall mean a day (other than a Saturday or Sunday) on which commercial banks are not authorized or required to close in New York City, Toronto, Canada, or London, England. “Call Option” shall have the meaning set forth in Section 5.05(a). “Call Option Closing Date” shall have the meaning set forth in Section 5.05(a). “Call Price” shall mean, as of any date of determination, an amount sufficient, that, after giving effect to the payment of the Assigned Interests Payments made by the Company to the Purchasers pursuant to Section 2.02(a), (i) the MOIC equals 1.20x, if such date is on or before the one-year anniversary of the Tranche A Funding Date, (ii) the MOIC equals 1.40x, if such date is after the one-year anniversary of the Tranche A Funding Date and on or before the two-year anniversary of the Tranche A Funding Date, (iii) the MOIC equals 1.55x if such date is after the two-year anniversary of the Tranche A Funding Date and on or before the three-year anniversary of the Tranche A Funding Date, and (iv) the MOIC equals 1.75x if such date is after the three-year anniversary of the Tranche A Funding Date. “Capital Lease Obligations” shall mean, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) any property by such Person as lessee, which obligations are required to be classified and accounted for as a capital lease or finance lease on a balance sheet of such Person under GAAP, and for the purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP. “Capital Lease Obligations” shall not include any obligations under a straight-line or operating lease (including any lease that would not have been a capital lease under GAAP prior to giving effect to Accounting Standards Codification 842, Leases). “Change of Control” shall mean an event or series of events (i) as a result of which any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Act, but excluding any of such person or its Subsidiaries, and any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such Plan) becomes the “beneficial owner”, directly or indirectly, of thirty-five percent (35%) or more of the Equity Interests of Holdings entitled to vote for members of the Board of Holdings on a fully-diluted basis (and taking into account all such Equity Interests that such person or group has the right to acquire pursuant to any Option Right); (ii) as a result of which, during any period of twelve (12) consecutive months, a majority of the members of the Board of Holdings cease to be composed of individuals (x) who were members of such Board on the first day of such period, (y) whose election, appointment or nomination to such Board was approved by individuals referred to in clause (x) above constituting at the time of such election, appointment or nomination, at least a majority of such Board or

5 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 equivalent governing body or (z) whose election, appointment or nomination to such Board was approved by individuals referred to in clauses (x) and (y) above constituting at the time of such election, appointment or nomination, at least a majority of such Board; (ii) an event or series of events that results in the sale of all or substantially all of the assets or businesses of Holdings and its Subsidiaries, taken as a whole, or (iii) except to the extent permitted by this Agreement, an event or series of events that results in Holdings’ failure to own, directly or indirectly, beneficially and of record, one-hundred percent (100%) of all issued and outstanding Equity Interests of any Obligor (other than Holdings) (other than, in the case of this clause (iii), as a result of any Acquisition, liquidation, or dissolution and any Equity Interests in the nature of directors’ qualifying shares required pursuant to applicable Law). For purposes of this definition, “beneficial owner” is as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person or group shall be deemed to have “beneficial ownership” of all Equity Interests that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “Option Right”). “Code” shall mean the Internal Revenue Code of 1986, as amended. “Collateral” shall mean (i) “Collateral” as defined in the Security Agreement, (ii) “Charged Assets” as defined in the Debenture, and (iii) to the extent the transfer of the Assigned Interests contemplated hereby is held not to be a sale, the Assigned Interests and the Assigned Interest Payments, whether now owned or hereafter acquired, and any proceeds (as such term is defined in the UCC) thereof. “Combination” shall have the meaning set forth in the definition of “Net Sales.” “Commercialization” shall mean any and all activities with respect to the manufacture, distribution, marketing, detailing, promotion, selling and securing of reimbursement and any other exploitation or commercialization of the Product in the applicable jurisdiction after Marketing Authorization for the Product has been obtained in such jurisdiction, which shall include, as applicable, seeking and negotiating pricing and reimbursement approvals for the Product, post- marketing approval studies, post-launch marketing, promoting, detailing, marketing research, distributing, customer service, selling the Product, importing, exporting or transporting the Product for sale, and regulatory compliance with respect to the foregoing in the applicable jurisdiction. When used as a verb, “Commercialize” shall mean to engage in Commercialization. “Commercially Reasonable Efforts” shall mean, with respect to the efforts to be expended, or considerations to be undertaken, by the Company and its Affiliates with respect to any objective or activity to be undertaken hereunder, such efforts and resources normally used by a reasonably prudent company in the pharmaceutical or biotechnology industry of similar size and resources to the Company to accomplish a substantially similar objective or activity for a pharmaceutical product for which substantially the same regulatory structure is involved as for the Product and irrespective of whether such company has any other products that compete with such pharmaceutical product, which pharmaceutical product is owned or licensed in a similar manner as the Product, which pharmaceutical product is at a similar stage in its Development or product life cycle and is of similar market or profit potential as the Product, taking into account efficacy, safety, approved labeling, the competitiveness of alternative products in a given jurisdiction, pricing/reimbursement for the pharmaceutical product in a given jurisdiction, the Intellectual

6 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 Property and regulatory protection of the pharmaceutical product in a given jurisdiction, the regulatory structure in such jurisdiction and the profitability of the pharmaceutical product in a given jurisdiction, all as measured by the facts and circumstances in existence at the time such efforts are due. It is anticipated that the level of effort and resources that constitute “Commercially Reasonable Efforts” with respect to a particular indication will change over time, reflecting changes in the status of the Product, as applicable. “Commitment” shall mean, with respect to each Purchaser, the obligation of such Purchaser to fund its applicable Purchase Price set forth opposite such Purchaser’s name on Schedule 1 (as such Schedule may be amended from time to time) under the caption “Applicable Commitment” on each of the Tranche A Funding Date and Tranche B Funding Date, as applicable, in accordance with the terms and conditions of this Agreement. The aggregate amount of Commitments on the date of this Agreement equals $250,000,000. “Common Shares” shall mean the ordinary shares, nominal value £0.05 per share, of Holdings. “Company” shall have the meaning set forth in the first paragraph hereof. “Company Competitor” shall mean (i) any competitor of Holdings or any of its Subsidiaries primarily operating in the same line of business as Holdings or any of its Subsidiaries and (ii) any of such competitor’s Affiliates (other than any Person that is a bona fide debt fund primarily engaged in the making, purchasing, holding or other investing in commercial loans, notes, bonds or similar extensions of credit or securities in the Ordinary Course) that are either clearly identifiable as an Affiliate of any such competitor on the basis of such Person’s name or identified by name in writing by the Company to the Administrative Agent from time to time. Notwithstanding anything to the contrary contained in this Agreement, (a) the Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Company Competitor, (b) the Obligors and the Purchasers acknowledge and agree that the Administrative Agent shall have no responsibility or obligation to determine whether any Purchaser or potential Purchaser is a Company Competitor and that the Administrative Agent shall have no liability with respect to any assignment or participation made to a Company Competitor and (c) in no event shall any Oaktree Purchaser or any OMERS Purchaser be deemed to be a Company Competitor. “Company Indemnified Party” shall have the meaning set forth in Section 7.05(b). “Confidential Information” shall mean, as it relates to the Company and its Affiliates and the Product, the non-public Intellectual Property, confidential business information, financial data and other like information (including ideas, research and development, know-how, formulas, schematics, compositions, technical data, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), inventory, ideas, algorithms, processes, computer software programs or applications (in both source code and object code form), client lists and tangible or intangible proprietary information or material, or such other information that either party identifies to the other as confidential or the nature of which or the circumstances of the disclosure of which would reasonably indicate that such information is confidential.

7 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 “Contracts” shall mean any contract, license, lease, agreement, obligation, promise, undertaking, understanding, arrangement, document, commitment, entitlement or engagement under which a Person has, or will have, any liability or contingent liability (in each case, whether written or oral, express or implied, and whether in respect of monetary or payment obligations, performance obligations or otherwise). “Control” or “Controlled” shall mean, when used with respect to any item of Intellectual Property, the possession or control (whether by ownership, license, sublicense or other contractual right) by Company or any of its Affiliates, of the ability to assign or grant to any Third Party the license, sublicense or right to access, use or otherwise exploit such Intellectual Property as it relates to the manufacture, use, exploitation, Development and/or Commercialization of the Product, without paying any additional consideration to any other Third Party or violating the terms of any agreement or other arrangement with any other Third Party. Notwithstanding the foregoing, a Party and its controlled Affiliates will not be deemed to “Control” any Intellectual Property that, prior to the consummation of a Change of Control of such Party, is owned or in-licensed by a Third Party that becomes an Affiliate that controls such acquired Party (or that merges or consolidates with such Party) after the Effective Date as a result of such Change of Control unless prior to the consummation of such Change of Control, such acquired Party or any of its controlled Affiliates also Controlled such Intellectual Property. “Copyright” shall mean published and unpublished works of authorship whether or not copyrightable, including software, website and mobile content, data, databases, and other compilations of information, in each case, whether or not registered, and any and all copyrights in and to the foregoing, together with all common law rights and moral rights therein, and all copyrights, copyright registrations and applications for copyright registrations, including all renewals, extensions, restorations, derivative works and reversions thereof and all common law rights, moral rights and other rights whatsoever accruing thereunder or pertaining thereto throughout the world. “Debenture” shall mean the debenture, dated as of the date hereof, between Holdings and the Administrative Agent (in its capacity as administrative agent for the benefit of the Secured Parties under this Agreement), which debenture shall be substantially in the form of Exhibit B, as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof. “Default” shall mean any Event of Default and any event that, upon the giving of notice, the lapse of time or both, would constitute an Event of Default. “Designated Jurisdiction” shall mean any country or territory to the extent that such country or territory is the subject of country- or territory-wide Sanctions. “Development” shall mean, with respect to the Product, any internal or external research or development activities (including preclinical and clinical trials), and any internal or external regulatory activities related to obtaining and maintaining Marketing Authorization for the Product, including development of data or information for the purpose of submission to a Governmental Authority to obtain authorization to conduct clinical trials and to obtain, support, or maintain Marketing Authorization of the Product and including activities directed toward the clinical Commented [HA(1]: Updating without formatting to prevent Error code on EDGAR

8 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 manufacture and manufacturing process development for the Product. “Develop,” “Developing,” and “Developed” will be construed accordingly. “Disqualified Equity Interests” shall mean, with respect to any Person, any Equity Interest of such Person that, by its terms (or by the terms of any security or other Equity Interest into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (i) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable (in each case, other than solely for (a) Qualified Equity Interests and (b) customary cash in lieu of fractional shares), including pursuant to a sinking fund obligation or otherwise, (ii) is redeemable at the option of the holder thereof (other than solely for (a) Qualified Equity Interests and (b) cash in lieu of fractional shares), in whole or in part, (iii) provides for the scheduled payments of dividends or other distributions in cash (other than the payment of cash in lieu of fractional shares) or other securities that would constitute Disqualified Equity Interests, or (iv) is or becomes convertible into or exchangeable for (unless at the sole option of the issuer thereof) Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is ninety-one (91) days after the date this Agreement terminates in accordance with Section 6.01; provided, that, any Disqualified Equity Interests that would not constitute Disqualified Equity Interests but for provisions thereof giving holders of such Equity Interests (or the holders of any security into or for which such Equity Interests are convertible, exchangeable or exercisable) the right to require the issuer thereof to redeem or repurchase such Equity Interests upon the occurrence of a change in control (including for this purpose an asset sale that would require prepayment in full of the Obligations) occurring prior to the 91st day after the date this Agreement terminates in accordance with Section 6.01 shall not constitute Disqualified Equity Interests if such right to redemption or repurchase is subject, to the satisfaction of the Administrative Agent in its reasonable discretion, to the prior payment in full of all Obligations (other than contingent indemnification obligations for which no claim has been asserted) under the Transaction Documents; provided, further, that, if such Equity Interests are issued pursuant to a customary employee benefits or equity incentive plan for the benefit of employees of Holdings or any Subsidiary or by any such plan to such employees, such Equity Interests shall not constitute Disqualified Equity Interests solely because (x) such employee may deliver such Equity Interests to Holdings and its Subsidiaries (or Holdings or such Subsidiary withholds such Equity Interests) in satisfaction of any exercise price or tax withholding obligations with respect to such Equity Interests, or (y) they may be required to be repurchased by Holdings or its Subsidiaries as a result of any such employee’s termination, death or disability. “Distressed Debt Investor” shall mean a vulture fund, distressed debt fund or any fund or investor whose principal business or principal portfolio or investment strategy is to invest in loans or other debt securities purchased with a view to owning the equity or gaining ownership of the equity in the business (directly or indirectly). In no event shall any Oaktree Purchaser or OMERS Purchaser be deemed to be a Distressed Debt Investor. Notwithstanding anything to the contrary contained in this Agreement, Administrative Agent shall not have any duty or obligation to carry out due diligence in order to identify or determine whether a Person would be a Distressed Debt Investor, and the Administrative Agent shall have no liability with respect to any assignment or participation made to a Distressed Debt Investor. “Distributor” shall mean a Third Party that (a) purchases or has the option to purchase the Product in finished form from or at the direction of the Company or any of its Affiliates, (b) has

9 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 the right, option or obligation to distribute, market and sell the Product (with or without packaging rights) in one or more regions, and (c) does not otherwise make any royalty, milestone, profit share or other similar payment to the Company or its Affiliate based on such Third Party’s sale of the Product. The term “packaging rights” in this definition shall mean the right for the Distributor to package or have packaged Product supplied in unpackaged bulk form into individual ready-for- sale packs. “Dollars” and “$” shall mean lawful money of the United States of America. “Effective Date” shall mean the first date upon which the conditions set forth in Section 2.05(a), shall have occurred. The Effective Date occurred on May 9, 2024. “Eligible Transferee” shall mean and include (i) any commercial bank, (ii) any insurance company, (iii) any finance company, (iv) any financial institution, (v) any Person that is a bona fide debt fund primarily engaged in the making, purchasing, holding or other investing in commercial loans, notes, bonds or similar extensions of credit or securities in the Ordinary Course, (vi) with respect to any Purchaser, any of its Affiliates or such Purchaser’s or Affiliate’s managed funds or accounts, and (vii) any other “accredited investor” (as defined in Regulation D of the Securities Act) that is principally in the business of managing investments or holding assets for investment purposes; provided, that no Distressed Debt Investor or Company Competitor shall be an Eligible Transferee. “Ensifentrine” shall mean 9,10-dimethoxy-2(2,4,6-trimethylphenylimino)-3-(n- carbamoyl-2-aminoethyl)-3,4,6,7-tetrahydro-2H-pyrimido[6,1-a]isoquinolin-4-one, a dual inhibitor of the enzymes phosphodiesterase 3 and 4, including any prodrugs, metabolites, salts, congeners, bases, anhydrides, hydrates, crystal forms, non-crystal forms, polymorphs, solvates, stereoisomers, radioisomers, or ester forms thereof and any other improvements, variations, and modifications thereto. “Ensifentrine” shall include all dosages, dosage forms and formulations of the foregoing. “Ensifentrine Approval” shall mean the FDA has approved Company’s NDA for Ensifentrine (NDA #217389) with an Indication and Usage section of the label stating that Ensifentrine is indicated for the maintenance treatment of certain patients with chronic obstructive pulmonary disease, with no Boxed Warning. “Equity Interests” shall mean, with respect to any Person (for purposes of this defined term, an “issuer”), all shares of, interests or participations in, or other equivalents in respect of such issuer’s capital stock, including all membership interests, partnership interests or equivalent, whether now outstanding or issued after the Effective Date, and in each case, however designated and whether voting or non-voting. Notwithstanding the foregoing, in no event shall any Indebtedness convertible or exchangeable into Equity Interests constitute “Equity Interests” hereunder. “Equivalent Amount” shall mean, with respect to an amount denominated in one currency, the amount in another currency that could be purchased by the amount in the first currency determined by reference to the Exchange Rate at the time of determination. Where the permissibility of a transaction, accuracy of a representation or warranty or compliance with a

10 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 covenant hereunder is determined by reference to amounts stated in U.S. dollars (or the Equivalent Amount in other currencies), the time of determination shall, in each case, be the time at which any applicable transaction is entered into (e.g. the time at which Indebtedness is incurred or at which an Acquisition is made), financial covenant is tested, or representation or warranty is made, and the permissibility of actions taken under this Agreement shall not be affected by, and no Default or Event of Default shall arise as a result of, subsequent fluctuations in exchange rates. “ERISA” shall mean the United States Employee Retirement Income Security Act of 1974, as amended. “ERISA Affiliate” shall mean, collectively, any Obligor, any Subsidiary thereof, and any Person under common control, or treated as a single employer, with any Obligor or any Subsidiary thereof, within the meaning of Section 414(b), (c), (m) or (o) of the Code. “ERISA Event” shall mean (i) a reportable event as defined in Section 4043 of ERISA with respect to a Title IV Plan, excluding, however, such events as to which the PBGC by regulation has waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event; (ii) the applicability of the requirements of Section 4043(b) of ERISA with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, to any Title IV Plan where an event described in paragraph (9), (10), (11), (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such plan within the following thirty (30) days; (iii) a withdrawal by the Company or any ERISA Affiliate thereof from a Title IV Plan or the termination of any Title IV Plan resulting in liability under Section 4063 or 4064 of ERISA; (iv) the withdrawal of the Company or any ERISA Affiliate thereof in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any potential liability therefore, or the receipt by the Company or any ERISA Affiliate thereof of written notice from any Multiemployer Plan that it is insolvent pursuant to Section 4245 of ERISA; (v) the filing of a notice of intent to terminate, the treatment of a plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Title IV Plan or Multiemployer Plan (but in the case of a multiple employer plan or a Multiemployer Plan, only once notice has been received from the plan administrator); (vi) the imposition of liability on the Company or any ERISA Affiliate thereof pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (vii) the failure by the Company or any ERISA Affiliate thereof to make any required contribution to a Plan, or the failure to meet the minimum funding standard of Section 412 of the Code with respect to any Title IV Plan (whether or not waived in accordance with Section 412(c) of the Code) or the failure to make by its due date a required installment under Section 430 of the Code with respect to any Title IV Plan or the failure to make any required contribution to a Multiemployer Plan; (viii) the determination that any Title IV Plan is considered an at-risk plan or a plan in endangered to critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; (ix) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan (but in the case of a multiple employer plan or a Multiemployer Plan, only once notice has been received from the plan administrator); (x) the imposition of any liability under Title I or Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Company or any ERISA Affiliate thereof; (xi) an application for a funding waiver under Section 303 of

11 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 ERISA or an extension of any amortization period pursuant to Section 412 of the Code with respect to any Title IV Plan; (xii) the occurrence of a non-exempt prohibited transaction under Section 406 or 407 of ERISA for which any Obligor or any Subsidiary thereof would reasonably be expected to be directly or indirectly liable; (xiii) a violation of the applicable requirements of Section 404 or 405 of ERISA or the exclusive benefit rule under Section 401(a) of the Code by any fiduciary or disqualified person for which the Company or any ERISA Affiliate thereof would reasonably be expected to be directly or indirectly liable; (xiv) the occurrence of an act or omission which would reasonably be expected to give rise to the imposition on the Company or any ERISA Affiliate thereof of fines, penalties, taxes or related charges under Chapter 43 of the Code or under Section 409, 502(c), (i) or (1) or 4071 of ERISA; (xv) the assertion of a material claim (other than routine claims for benefits) against any Plan or the assets thereof, or against any Obligor or any Subsidiary thereof in connection with any such plan; (xvi) receipt from the IRS of notice of the failure of any Qualified Plan to qualify under Section 401(a) of the Code, or the failure of any trust forming part of any Qualified Plan to fail to qualify for exemption from taxation under Section 501(a) of the Code; or (xvii) the imposition of any lien (or the fulfillment of the conditions for the imposition of any lien) on any of the rights, properties or assets of the Company or any ERISA Affiliate thereof, in either case pursuant to Title I or IV, including Section 302(f) or 303(k) of ERISA or to Section 401(a)(29) or 430(k) of the Code. “ERISA Funding Rules” shall mean the rules regarding minimum required contributions (including any installment payment thereof) to Title IV Plans, as set forth in Sections 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA. “Erroneous Payment” shall have the meaning set forth in Section 8.14(d). “Erroneous Payment Deficiency Assignment” shall have the meaning set forth in Section 8.14(d). “Erroneous Payment Impacted Assigned Interests” shall have the meaning set forth in Section 8.14(d). “Erroneous Payment Return Deficiency” shall have the meaning set forth in Section 8.14(d). “Erroneous Payment Subrogation Rights” shall have the meaning set forth in Section 8.14(d). “Event of Default” shall mean any one of the following events: (a) any Bankruptcy Event of Default; or (b) a Change of Control shall have occurred; or (c) a Tranche A Funding Event of Default; or (d) any sale, out-licensing of all or substantially all of the rights in and to the Product or other form of divestment of all or substantially all of the rights in and to the Product, in each case other than any Permitted Licensing Agreement; or

12 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 (e) the Company shall fail (i) to pay, when and as required to be paid herein, any amount of any Royalty Interest Payment, U.S. Licensing / Participation Payment or Ex-U.S. Licensing / Participation Payment when and as the same shall become due and payable, whether at the due date thereof, at a date fixed for prepayment thereof or otherwise, or (ii) to pay or reimburse the Purchasers for any other Obligations not described in the preceding clause (i), and, in each case, such failure shall continue for a period of ten (10) Business Days following the due date therefor (or, if there is no due date therefor, within ten (10) Business Days following the Purchasers’ demand for any such payment or reimbursement); or (f) the Company shall fail to comply with Section 2.02(d) with respect to amounts in excess of $500,000 in the aggregate, and such failure shall continue for a period of ten (10) Business Days following the due date thereof; or (g) Holdings or any Subsidiary shall breach any other material provision of this Agreement or of any of the other Transaction Documents (other than any provision embodied in or covered by any other clause of this definition), and, in the case of any such breach that is capable of cure, the same shall remain unremedied for thirty (30) days or more after an officer of Holdings or any Subsidiary first learns or acquires knowledge (after reasonable due inquiry) of such breach, including written notice from one or more of the Purchasers or the Administrative Agent. “Event of Default Fee” shall mean, with respect to any Event of Default occurring after the Tranche A Funding Date, as of any date of determination, an amount sufficient that, after giving effect to the payment of the Event of Default Fee and the Royalty Interest Payments, U.S. Licensing / Participation Payments and Ex-U.S. Licensing / Participation Payments made by the Company to the Purchasers pursuant to Section 2.02(a), (i) the MOIC equals 1.20x, if such date is before the one-year anniversary of the Tranche A Funding Date, (ii) the MOIC equals 1.40x, if such date is on or after the one-year anniversary of the Tranche A Funding Date and before the two-year anniversary of the Tranche A Funding Date, (iii) the MOIC equals 1.55x if such date is on or after the two-year anniversary of the Tranche A Funding Date and before the three-year anniversary of the Tranche A Funding Date, and (iv) the MOIC equals 1.75x if such date is on or after the three-year anniversary of the Tranche A Funding Date. “Exchange Rate” shall mean, as of any date, the rate at which any currency may be exchanged into another currency, as set forth on the relevant Reuters screen at or about 11:00 a.m. (Eastern time) on such date. In the event that such rate does not appear on the Reuters screen, the “Exchange Rate” shall be determined by reference to such other publicly available service for displaying exchange rates as may be reasonably designated by the Administrative Agent. “Excluded Liabilities and Obligations” shall have the meaning set forth in Section 2.06. “Excluded Taxes” shall mean any of the following Taxes imposed on or with respect to any Purchaser or required to be withheld or deducted from a payment to any Purchaser: (i) Taxes imposed on or measured by net income (however denominated), franchise Taxes and branch profits Taxes, in each case, (x) imposed as a result of such Purchaser being organized under the laws of, or having its principal office located in, the jurisdiction imposing such Tax (or any political subdivisions thereof) or (y) that are Other Connection Taxes, (ii) U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Purchaser pursuant to a law in effect on

13 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 the date on which (1) such Purchaser acquires the Assigned Interests or (2) such Purchaser changes its principal office, except in each case to the extent that, pursuant to Section 5.10, amounts with respect to such Taxes were payable to such Purchaser’s assignor immediately before such Purchaser acquired the Assigned Interests or to such Purchaser immediately before it changed its principal office, (iii) Taxes attributable to such Purchaser’s failure to comply with Section 5.10(b), and (iv) any withholding Taxes imposed under FATCA. “Ex-U.S. Licensing / Participation Proceeds” shall mean the portion of all license fees, commercial or sales-based milestone payments, up-front payments, or royalties received by the Company or any of its Affiliates from any Ex-US Licensing Agreements for the Product during the Payment Period. “Ex-U.S. Licensing / Participation Payment(s)” shall have the meaning set forth in Section 2.02(a). “Ex-U.S. Licensing / Participation Percentage” shall mean 5.00%. “Ex-U.S. Licensing Agreement” shall mean any license, commercialization, co-promotion, collaboration, distribution, marketing or partnering agreement or other arrangement entered into during the Term by the Company or any of its Affiliates under which a Third Party has a right and license under the Product Intellectual Property to Commercialize the Product outside of the United States. “FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code. “FD&C Act” shall mean the U.S. Food, Drug and Cosmetic Act, 21 U.S.C. §§ 301 et seq. (or any successor thereto), as amended from time to time, and the rules and regulations, issued or promulgated thereunder. “FDA” shall mean the United States Food and Drug Administration and any successor entity. “Federal Funds Effective Rate” shall mean, for any day, the rate calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depositary institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided, that (a) if such day is not a Business Day, the Federal Funds Effective Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Effective Rate for such day shall be the average rate charged to three (3) major banks on such day on such transactions as determined by the Administrative Agent; provided,

14 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 further, that if the Federal Funds Effective Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. “Financial Statements” shall mean the audited consolidated balance sheets of Holdings and its Subsidiaries as of December 31, 2023, and the related audited consolidated statements of operations and cash flows for the Fiscal Year then ended. “Fiscal Quarter” shall mean each three (3) month period commencing January 1, April 1, July 1 or October 1; provided, however, that (a) the first Fiscal Quarter of the Term shall be the Fiscal Quarter in which the Tranche A Funding Date occurs and (b) the last Fiscal Quarter of the Term shall end upon the expiration or termination of this Agreement. “Fiscal Year” shall mean the calendar year. “Funded Amount” shall mean, as of any time of determination, the aggregate amount actually funded by the Purchasers under this Agreement in respect of Tranche A and Tranche B. “Funding Notice” shall have the meaning set forth in Section 2.05(b)(i). “GAAP” shall mean generally accepted accounting principles in (i) the United States of America, as in effect from time to time, set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants, in the statements and pronouncements of the Financial Accounting Standards Board and in such other statements by such other entity as may be in general use by significant segments of the accounting profession that are applicable to the circumstances as of the date of determination and (ii) in relation to a Guarantor incorporated in a jurisdiction other than the United States of America, generally accepted accounting principles consistently applied in the jurisdiction in which such Guarantor is incorporated and/or carries on business. All references to “GAAP” shall be to GAAP applied consistently with the principles used in the preparation of the financial statements delivered pursuant to Section 3.05. “Governmental Approval” shall mean any consent, authorization, approval, order, license, franchise, permit, certification, accreditation, registration, clearance or exemption that is issued or granted by or from (or pursuant to any act of) any Governmental Authority, including any application or submission related to any of the foregoing, including, for the avoidance of doubt, the Ensifentrine Approval. “Governmental Authority” shall mean any nation, government, branch of power (whether executive, legislative or judicial), state, province or municipality or other political subdivision thereof and any entity exercising executive, legislative, judicial, monetary, regulatory or administrative functions of or pertaining to government, including regulatory authorities, governmental departments, agencies, commissions, bureaus, officials, ministers, courts, bodies, boards, tribunals and dispute settlement panels, and other law-, rule- or regulation-making organizations or entities of any state, territory, county, city or other political subdivision of any country, in each case whether U.S. or non-U.S. “Gross Sales” shall have the meaning set forth in the definition of “Net Sales.”

15 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 “Guarantee” of or by any Person (the “Guarantor”) shall mean any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation (the “primary obligations”) of any other Person (the “Primary Obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such primary obligations or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such primary obligations of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the Primary Obligor so as to enable the Primary Obligor to pay such primary obligations or (d) as an account party in respect of any letter of credit or letter of guaranty (including any bank guarantee) issued to support such primary obligations; provided, that the term Guarantee shall not include endorsements for collection or deposit or guarantees of any straight- line or operating lease (including any lease that would not have been a capital lease under GAAP prior to giving effect to Accounting Standards Codification 842, Leases). “Guarantor” shall have the meaning set forth in the definition of “Guarantee.” “Hard Cap” shall mean an amount equal to the product of (i) the Funded Amount, multiplied by (ii) 1.75. “Healthcare Laws” shall mean, collectively, all Laws regulating the distribution, dispensing, importation, exportation, quality, manufacturing, labeling, promotion and provision of and payment for drugs, medical devices, medical or healthcare products, items and services, including, the Health Insurance Portability and Accountability Act of 1996, as amended (“HIPAA”); 42 U.S.C. § 1320a-7b (Criminal Penalties Involving Medicare or State Health Care Programs), commonly referred to as the “Federal Anti-Kickback Statute”; 42 U.S.C. § 1320a-7h (the Physician Payment Sunshine Act); the FD&C Act;; and all rules and regulations promulgated under or pursuant to any of the foregoing, including any non-U.S. equivalents. “Hedging Agreement” shall mean any interest rate exchange agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement. Notwithstanding anything to the contrary in the foregoing, neither any Permitted Bond Hedge Transaction nor any Permitted Warrant Transaction shall be a Hedging Agreement. “Holdings” shall have the meaning set forth in the first paragraph hereof. “HIPAA” shall have the meaning set forth in the definition of “Healthcare Laws.” “IND” shall mean an investigational new drug application submitted to the FDA pursuant to 21 C.F.R. Part 312 for allowance to initiate human clinical trials in the United States, or any equivalent application submitted to a Governmental Authority outside of the United States, including all amendments that may be submitted with respect to the foregoing. “Indebtedness” of any Person shall mean, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or similar instruments, (iii) all obligations of such Person upon which

16 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 interest charges are customarily paid (excluding interest penalties for late payments under commercial contracts entered into in the Ordinary Course and, for the avoidance of doubt, which commercial contracts do not relate to obligations for borrowed money or purchase money indebtedness), (iv) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (v) all obligations of such Person in respect of the deferred purchase price of property or services (it being agreed that seller notes or earn-out obligations are addressed in clause (xii)), (vi) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (vii) all Guarantees by such Person of Indebtedness of others, (viii) all Capital Lease Obligations of such Person, (ix) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (x) obligations under any Hedging Agreement, currency swaps, forwards, futures or derivatives transactions, (xi) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (xii) all obligations under any earn-out and guaranteed minimum milestone and other payments of such Person under any license or other agreements appearing on such Person’s balance sheet in accordance with GAAP (but excluding any payments based on sales under any such license or other agreement), (xiii) any Disqualified Equity Interests of such Person, and (xiv) all other obligations required to be classified as indebtedness of such Person under GAAP; provided that, notwithstanding the foregoing, Indebtedness shall not include (A) accrued expenses, deferred rent, Taxes, deferred compensation or customary obligations under employment agreements (including obligations in respect of early retirement or termination obligations, deferred compensatory or employee or director equity plans, pension fund obligations or contributions or similar claims, obligations or contributions or social security or wage taxes), or (B) accounts payable incurred in the Ordinary Course, in each case, not overdue by more than sixty (60) days, unless contested in good faith by appropriate proceedings and reserved for in accordance with GAAP. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. “Indemnified Tax” shall mean (i) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of the Assigned Interests or any other Obligation and (ii) to the extent not otherwise described in clause (i), Other Taxes. “Indications and Usage” shall mean the section of the FDA-approved labeling for a drug product that states such drug is indicated for the treatment, prevention, mitigation, cure, or diagnosis of a recognized disease or condition, or of a manifestation of a recognized disease or condition, or for the relief of symptoms associated with a recognized disease or condition, as set forth in 21 C.F.R. Section 201.57(c)(2). “Intellectual Property” shall mean intellectual property or proprietary rights of any kind anywhere in the world, including any rights in or to Patents, Trademarks, Copyrights and Trade Secrets, and database rights, whether U.S. or non-U.S, together with all rights to claim priority from such rights and all similar or equivalent rights or forms of protection which subsist or will subsist now or in the future in any part of the world.

17 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 “Intercreditor Agreement” shall mean the Intercreditor Agreement between Oaktree Fund Administration, LLC, as the administrative agent under the Oaktree Term Loan Facility, and Oaktree Fund Administration, LLC, as Administrative Agent on behalf of the Purchasers, acknowledged by the Company, Holdings and each other Grantor as named therein, providing for the relative rights and priorities of the First Lien Claimholders (as defined therein) and the Purchaser Claimholders (as defined therein) with respect to the Collateral as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof. “Invention” shall mean any novel, inventive or useful art, apparatus, method, process, machine (including any article or device), manufacture or composition of matter, or any novel, inventive and useful improvement in any art, apparatus, method, process, machine (including article or device), manufacture or composition of matter. “Law” shall mean, collectively, all U.S. or non-U.S. federal, state, provincial, territorial, municipal or local statute, treaty, rule, guideline, regulation, ordinance, code or administrative or judicial precedent or authority, including any interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “Legal & IP Expenses” shall have the meaning set forth in Section 7.15. “Lien” shall mean (a) any mortgage, lien, license, pledge, hypothecation, charge, assignment, security interest, or other encumbrance of any kind or character whatsoever, whether or not filed, recorded or otherwise perfected under applicable Law, or any lease, title retention agreement, mortgage, restriction, easement, right-of-way, option or adverse claim (of ownership or possession) (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any other encumbrance on title to real property, any option or other agreement to sell, or give a security interest in, such asset and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes of any jurisdiction)) or any preferential arrangement that has the practical effect of creating a security interest and (b) in the case of Equity Interests, any purchase option, call or similar right of a third party with respect to such Equity Interests. “Licensing Agreement” shall mean any U.S. Licensing Agreement or Ex-U.S. Licensing Agreement, in each case, excluding contracts with Distributors. “Long Stop Date” shall mean September 30, 2025. “Losses” shall mean judgments, debts, liabilities, expenses, costs, damages or losses, contingent or otherwise, whether liquidated or unliquidated, matured or unmatured, disputed or undisputed, contractual, legal or equitable, including loss of value, professional fees, including fees and disbursements of legal counsel on a full indemnity basis, and all costs incurred in investigating or pursuing any claim or any proceeding relating to any claim.

18 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 “Majority Purchasers” shall mean, at any time, Purchasers having at such time in excess of fifty percent (50%) of the sum of (i) the Commitments then in effect and (ii) the outstanding Funded Amount. “Marketing Authorization” shall mean, with respect to the Product, the Governmental Approval required by applicable Law to Commercialize the Product including, to the extent required by applicable Law for the Commercialization of the Product, all pricing approvals and government reimbursement approvals. “Material Adverse Effect” shall mean a material adverse effect on (i) the business, operations, financial condition, assets or liabilities of Holdings and its Subsidiaries taken as a whole, (ii) the ability of the Obligors, taken as a whole, to perform their payment obligations under the Transaction Documents, as and when due, (iii) the legality, validity, binding effect or enforceability of the Transaction Documents, or (iv) the rights, remedies and benefits available to, or conferred upon, the Administrative Agent or the Purchasers under any of the Transaction Documents “Material Contract” shall mean any contract specifically related to the Product and the Commercialization and/or Development thereof required to be disclosed (including amendments thereto) under regulations promulgated under the Securities Act of 1933 or Securities Exchange Act of 1934, as may be amended. Notwithstanding the foregoing, employment and management contracts shall not be Material Contracts. “MOIC” shall mean, as of any date of determination, the aggregate amount of payments received by the Purchasers under this Agreement, divided by the Funded Amount as of such date. “Multiemployer Plan” shall mean any multiemployer plan, as defined in Section 400l(a)(3) of ERISA, to which any ERISA Affiliate incurs or otherwise has any obligation or liability, contingent or otherwise. “NDA” shall mean a new drug application, submitted to the FDA pursuant to 21 U.S.C. § 355 seeking approval to market a new drug in the United States, or any equivalent application submitted to a Governmental Authority outside of the United States, and all supplements or amendments thereto. “Net Sales” shall mean the gross amount billed, invoiced or otherwise recorded for sales of the Product anywhere in the world (“Gross Sales”) by (or on behalf of, including through a Distributor) the Company and any of its Affiliates (each of the foregoing persons and entities, for purposes of this definition, shall be considered a “Selling Party”), for sales or other dispositions of the Product across all marketed indications and delivery forms to a Third Party by a Selling Party, less the sum of the following (to the extent not reimbursed by any Third Party and without duplication): (a) reasonable and customary rebates, chargebacks, quantity, trade and similar discounts, credits and allowances and other price reductions reasonably and actually granted, allowed, incurred or paid;

19 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 (b) discounts (including cash discounts and quantity discounts), coupons, retroactive price reductions, charge back payments and rebates for sales paid for by managed care organizations or to Governmental Authorities (including, but not limited to, payments made under the “Medicare Part D Coverage Gap Discount Program” and the “Annual Fee for Branded Pharmaceutical Manufacturers” specific to the Product), in each case, as applied to sales of the Product and actually given to customers; (c) reasonable and customary credits and allowances taken upon rejection, return or recall of the Product; (d) reasonable and customary freight and insurance costs incurred with respect to the shipment of the Product to customers, in each case if charged separately and invoiced to customers; (e) customs duties, surcharges and other similar governmental charges incurred in connection with the exportation or importation of the Product to the extent included in the gross amount invoiced; (f) Value Added Tax, and that portion of annual fees due under Section 9008 of the United States Patient Protection and Affordable Care Act of 2010 (Pub. L. No. 111-148) and any other fee imposed by any equivalent applicable Law, in each of the foregoing cases, that is allocable to sales of the Product in accordance with the Selling Party’s standard policies and procedures consistently applied across its products, as adjusted for rebates and refunds, imposed in connection with the sales of the Product to any Third Party (excluding any taxes based on income); and (g) actual uncollectible debt amounts with respect to sales of the Product, provided that if the debt is thereafter paid, the corresponding amount shall be added to the Net Sales of the period during which it is paid. Such amounts shall be determined consistent with a Selling Party’s customary practices, and in accordance with GAAP. Sale or transfer of a Product between any of the Selling Parties shall not result in any Net Sales (unless the Selling Party purchaser or transferee is the ultimate end user of the Product), with Net Sales to be based only on any subsequent sales or dispositions to a non-Selling Party. For clarity, (i) Net Sales shall not include amounts or other consideration received by a Selling Party from a non-Selling Party in consideration of the grant of a (sub)license or co-promotion or distribution right to such non-Selling Party, provided that such consideration is not in lieu of all or a portion of the transfer price of the Product, (ii) sales to a Third Party distributor, wholesaler, group purchasing organization, pharmacy benefit manager, or retail chain customer shall be considered sales to a non-Selling Party to the extent that no additional consideration is received by a Selling Party for the subsequent use or re-sale by any such distributor, wholesaler, group purchasing organization, pharmacy benefit manager, or retail chain customer, as applicable, (iii) Net Sales by a Selling Party to a non-Selling Party consignee are not recognized as Net Sales by such Selling Party until the non-Selling Party consignee sells the Product, (iv) if a Selling Party receives in-kind consideration for the sale of the Product, then Net Sales shall be calculated as the fair market value of all consideration received by a Selling Party in respect of the Product, whether

20 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 such consideration is in cash, payment in kind, exchange or other form, as determined in good faith by the Selling Party and (v) Net Sales shall exclude transfers or dispositions for charitable, promotional, pre-clinical, clinical, or regulatory purposes, to the extent consideration is not received for such transfers or dispositions that is in excess of the fully burdened manufacturing cost of the applicable quantity of the Product so transferred or disposed. With respect to sales of the Product invoiced in U.S. dollars, Net Sales shall be determined in U.S. dollars. With respect to sales of the Product invoiced in a currency other than U.S. dollars, Net Sales shall be determined by converting the currencies at which the sales are made into US. Dollars, at rates of exchange determined in a manner consistent with the Selling Party’s method for calculating rates of exchange in the preparation of such person’s annual financial statements in accordance with GAAP consistently applied. No amount for which deduction is permitted pursuant to this definition shall be deducted more than once. If any Product is sold in a territory in combination with one or more other active pharmaceutical ingredients or therapeutic agents for a single invoice price (each a “Combination”), then the Net Sales for any such Product included in such Combination shall be calculated territory- by-territory by multiplying actual Net Sales of such Combination by the fraction A/(A+B) where “A” is the weighted average invoice price of the Product, when sold separately in such territory during the applicable accounting period in which the sales of the Combination were made, and “B” is the combined weighted average invoice prices of all of the active pharmaceutical ingredients or therapeutic agents other than the Product contained in such Combination, when sold separately in such territory during such same accounting period. If the Product or any of the other active pharmaceutical ingredients or therapeutic agents contained in such Combination is not sold separately in such territory during such accounting period, the Company and Majority Purchasers shall mutually determine the Net Sales for the Product included in such Combination based on the relative contribution of the Product and the other active pharmaceutical ingredients and therapeutic agents in the Combination in good faith and shall take into account in good faith any applicable allocations and calculations that may have been made for the same period in other countries. Notwithstanding anything to the contrary in the foregoing, with respect to any Combination Developed by the Company or any of its Affiliates, so long as the Combination involves any Product, the Net Sales for any such Product shall include all Net Sales of such Combination. If the Company or any of its Affiliates recover monetary damages, settlement amounts or other monetary recovery with respect to the Product from a Third Party in a claim brought for infringement, misappropriation or other violation of any Intellectual Property, (A) such damages will be allocated first to the reimbursement of any expenses incurred by the Company or such Affiliates, as applicable, for bringing such action (including reasonable attorney’s fees) not already reimbursed from other damages awarded under the same action, and (B) any remaining amount of such damages will be reduced, if and to the extent applicable, to allocate recovered damages to Third Party licensors of such Intellectual Property (other than damages for lost royalties), only as required under any then pre-existing license or other agreements, then any other remaining amount of such damages, settlement amounts or other monetary recovery after application of (A) and (B) will be included as Net Sales (provided, that none of the deductions from Net Sales in subsections (a) through (g) may be applied to such amounts).

21 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 “Oaktree Purchaser” shall mean any Purchaser that is an Affiliate or managed fund or account of Oaktree Capital Management, L.P. “Oaktree Term Loan Facility” shall mean the Credit Agreement and Guaranty, dated as of May 9, 2024, by and among Verona Pharma, Inc., as the borrower, Holdings, as the guarantor, the subsidiary guarantors from time to time party thereto, the lenders from time to time party thereto, and Oaktree Fund Administration, LLC, as the administrative agent (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms of the Intercreditor Agreement). “Obligations” shall mean any and all obligations of the Obligors under the Transaction Documents. “Obligors” shall mean, collectively, Holdings, the Company and the other grantors under the Security Agreement or the Debenture and their respective successors and permitted assigns. “OFAC” shall have the meaning set forth in the definition of “Anti-Terrorism Laws.” “OMERS Purchasers” shall mean OCM Life Sciences Portfolio LP or any of its Affiliates. “Option Right” shall have the meaning set forth in the definition of “Change of Control.” “Ordinary Course” shall mean ordinary course of business or ordinary trade activities that are customary for similar businesses in the normal course of their ordinary operations and not while in financial distress. “Organic Document” shall mean, for any Person, such Person’s formation documents, including, as applicable, its certificate of incorporation, by-laws, certificate of name change, constitutional documents, certificate of partnership, partnership agreement, certificate of formation, limited liability agreement, operating agreement and all shareholder agreements, voting trusts and similar arrangements applicable to such Person’s Equity Interests, or any equivalent document of any of the foregoing. “Other Connection Taxes” shall mean, with respect to any Purchaser, Taxes imposed as a result of a present or former connection between such Purchaser and the jurisdiction imposing such Tax (other than connections arising from such Purchaser having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Transaction Document, or sold or assigned an interest in any Transaction Document). “Other Product” shall mean a product, other than the Product, that is owned or controlled by Obligor or any of its Subsidiaries and is Commercialized or otherwise subject to or has completed a Phase 3 or registrational clinical trial at the time of determination. “Other Taxes” shall mean all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security

22 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 interest under, or otherwise with respect to, this Agreement, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment. “Patents” shall mean (i) all domestic, national, regional and foreign patents, patent rights, patent applications, provisional applications, patent disclosures and Invention disclosures issued or filed, (ii) any patent applications filed from such patents, patent rights, patent applications, provisional applications, patent disclosures and Invention disclosures claiming priority to any of these, including renewals, divisionals, continuations, continuations-in-part, substitutions, provisionals, converted provisionals, and continued prosecution applications, (iii) any patents that have issued or in the future issue from the foregoing described in clauses (i) and (ii), including utility models, petty patents and design patents and certificates of invention, and (iv) all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations, revisions, and term extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications described in clauses (i), (ii) and (iii), including the Inventions claimed in any of the foregoing and any priority rights arising therefrom. “Patriot Act” shall mean the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)). “Payment Period” shall mean the period from, and including, the first day of the first Fiscal Quarter through, and including the Fiscal Quarter in which this Agreement terminates pursuant to Section 6.01. “Payment Recipient” shall have the meaning set forth in Section 8.14(a). “PBGC” shall mean the United States Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions. “Permitted Bond Hedge Transaction” shall mean any call or capped call option (or substantively equivalent derivative transaction) relating to Holdings’ Common Shares or American Depositary Shares representing such Common Shares (or other securities or property following a merger event, reclassification or other change of the Common Shares) that is (A) purchased by Holdings in connection with the issuance of any Permitted Convertible Debt, (B) settled in Common Shares or American Depositary Shares (or such other securities or property), cash or a combination thereof (such amount of cash determined by reference to the price of the Common Shares or American Depositary Shares), and cash in lieu of fractional shares of Common Shares and (C) on terms and conditions customary for bond hedge transactions as reasonably determined by Holdings. “Permitted Cash Equivalent Investments” shall mean (i) marketable direct obligations issued or unconditionally guaranteed by the United States, United Kingdom or any member states of the European Union or any agency or any state thereof having maturities of not more than one (1) year from the date of acquisition, (ii) commercial paper maturing no more than two hundred seventy (270) days after the date of acquisition thereof and having the highest rating from either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc., (iii) certificates of deposit maturing no more than one (1) year after issue that are issued by any bank organized under the

23 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 Laws of the United States, or any state thereof, the District of Columbia or any non-U.S. jurisdiction, or any U.S. branch of a foreign bank having, at the date of acquisition thereof, combined capital and surplus of not less than $500,000,000 (or the Equivalent Amount in other currencies), (iv) any money market or similar funds that exclusively hold any of the foregoing and (v) any other Investments permitted by the Obligors’ investment policy as in effect on the date hereof, and as amended from time to time with the prior written consent of the Administrative Agent. “Permitted Convertible Debt” shall mean unsecured Indebtedness of Holdings or any of its Subsidiaries pursuant to clause (B) below, that is either (i) convertible into a fixed number (subject to customary conversion and adjustment rights for broadly distributed 144A convertible bond transactions as of the date of issuance) of the Common Shares, or American Depositary Shares representing such Common Shares (or other securities or property following a merger event or other change of the Common Shares), cash or a combination thereof (such amount of cash determined by reference to the price of the Common Shares or American Depositary Shares or such other securities or property), or cash in lieu of fractional Common Shares or (ii) sold as units with call options, warrants or rights to purchase (or substantially equivalent equity derivative transactions) that are exercisable for the Common Shares, or American Depositary Shares representing such Common Shares (or other securities or property following a merger event or other change of the Common Shares), cash or a combination thereof (such amount of cash determined by reference to the price of the Common Shares or American Depositary Shares or such other securities or property), or cash in lieu of fractional shares of the Common Shares; provided that any such Indebtedness shall (A) not require any scheduled amortization or otherwise require, pursuant to its terms, payment of principal prior to, (other than in connection with (x) any offer to purchase such Indebtedness as a result of “change of control”, “fundamental change”, “free float event” or any comparable term under and as defined in any indenture or other documents governing any Permitted Convertible Debt, (y) any early conversion of such Indebtedness in accordance with the terms thereof and (z) any redemption of such Indebtedness upon satisfaction of a condition related to the stock price of the Common Shares or American Depositary Shares representing such Common Shares), at least 180 days after the date this Agreement terminates in accordance with Section 6.01; provided, further that any right to require the scheduled amortization, payment, redemption or repurchase of such Permitted Convertible Debt shall be subject, to the satisfaction of the Majority Purchasers in its sole discretion, to the prior payment in full of all Obligations (other than contingent indemnification obligations for which no claim has been asserted), (B) have recourse only to Holdings or be exchangeable notes issued by a Subsidiary of Holdings using a so-called “cash box” structure, under which each of the following conditions are met: (I) such Subsidiary is an Obligor; (II) the only assets of such Subsidiary are the cash proceeds of such exchangeable notes; (III) such exchangeable notes are only exchangeable into securities of Holdings; and (IV) the cash proceeds of such exchangeable notes are either held by such Subsidiary or are otherwise paid directly to Holdings, and (C) not have an all-in-yield greater than 500 basis points as determined in good faith by the Administrative Agent (with any original issue discount equated to interest based on the convertible debt maturity date and excluding any additional or special interest that may become payable from time to time). “Permitted First Lien Intercreditor Agreement” shall have the meaning set forth in Section 7.18.

24 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 “Permitted Hedging Agreement” shall mean a Hedging Agreement entered into by Holdings or any of its Subsidiaries in the Ordinary Course for the purpose of hedging currency risks or interest rate risks (and not for speculative purposes) and (x) with respect to hedging currency risks, in an aggregate notional amount for all such Hedging Agreements not in excess of $12,000,000 (or the Equivalent Amount in other currencies) and (y) with respect to hedging interest rate risks, in an aggregate notional amount for all such Hedging Agreements not more than 50%, of the aggregate principal amount of Loans outstanding at such time. “Permitted Indebtedness” shall mean: (a) any payment obligations hereunder to the extent constituting Indebtedness; (b) Indebtedness existing on the date hereof and set forth on Schedule 3.17 (a) and Permitted Refinancings thereof; provided, that, if such Indebtedness is intercompany Indebtedness, any Permitted Refinancing of such Indebtedness shall also be intercompany Indebtedness among the same parties; (c) Indebtedness of an Obligor owing to any other Obligor; (d) Indebtedness consisting of guarantees resulting from the endorsement of negotiable instruments for collection in the Ordinary Course; (e) Permitted Priority Debt; (f) Indebtedness with respect to letters of credit that are at any time outstanding and issued on behalf of Holdings or any Subsidiary in an amount not to exceed $1,200,000 (or the Equivalent Amount in other currencies) in the aggregate at any time; (g) Guarantees by any Obligor of Permitted Indebtedness of any other Obligor; (h) Ordinary Course equipment and software financing and leasing (including Capital Lease Obligations and purchase money Indebtedness); provided that (i) if secured, the collateral therefor consists solely of the assets being financed, the products and proceeds thereof and books and records related thereto and (ii) the aggregate outstanding principal amount of such Indebtedness does not exceed $6,000,000 (or the Equivalent Amount in other currencies) in the aggregate at any time; (i) Indebtedness under (i) Permitted Hedging Agreements and (ii) Permitted Bond Hedge Transactions not exceeding, net of the proceeds of any Permitted Warrant Transactions entered in connection therewith, 20% of the net proceeds obtained in the related Permitted Convertible Debt issuance; (j) Indebtedness assumed pursuant to any Acquisition and Permitted Refinancings thereof; provided that (i) no such Indebtedness (individually) shall exceed 20% of the total purchase price paid in connection with such Acquisition, (ii) the aggregate outstanding principal amount of Indebtedness permitted pursuant to this clause (j) shall not exceed $12,000,000 (or the Equivalent Amount in other currencies) at any time outstanding and (iii) no such Indebtedness was created or incurred in connection with, or in contemplation of, such Acquisition;

25 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 (k) other unsecured Indebtedness in an aggregate outstanding principal amount not to exceed $6,000,000 (or the Equivalent Amount in other currencies); (l) Permitted Convertible Debt in an aggregate principal amount not to exceed $360,000,000 in principal amount at any time outstanding; (m) Indebtedness in respect of (i) letters of credit, bank guarantees, bankers’ acceptances, warehouse receipts or similar instruments issued or created, or related to obligations or liabilities incurred, in the Ordinary Course, (ii) workers compensation claims, health, disability or other employee benefits, or performance of commercial contracts, (iii) leases, subleases or liability insurance or self-insurance, workshare arrangements, or (iv) other Indebtedness with respect to reimbursement-type obligations regarding workers compensation claims; (n) Indebtedness arising in connection with the financing of insurance premiums in the Ordinary Course; (o) Indebtedness in respect of (i) customary performance bonds, bid bonds, appeal bonds, surety bonds, customs bonds, government bonds, performance and completion guarantees and similar obligations in each case arising in the Ordinary Course and (ii) customary indemnification obligations to purchasers in connection with asset sales; (p) Indebtedness in respect of (i) netting services, (ii) overdraft protections, (iii) business credit cards, (iv) purchasing cards, (v) payment processing, (vi) automatic clearinghouse arrangements, (vii) arrangements in respect of pooled deposit or sweep accounts, (viii) check endorsement guarantees, and (ix) otherwise in connection with deposit accounts or cash management services, in each case, in the Ordinary Course; provided that the aggregate amount outstanding under clause (iii) shall not exceed $3,600,000 at any one time outstanding; (q) customary purchase price adjustments, indemnity payments and other deferred purchase price obligations in connection with any permitted Acquisition; (r) Indebtedness arising under a Permitted Revenue Financing; and (s) Permitted Warrant Transactions that constitute Indebtedness. “Permitted Licensing Agreement” shall mean (i) licenses of off-the-shelf software that is commercially available to the public, (ii) intercompany licenses or grants of rights for development, manufacture, production, commercialization (including commercial sales to end users), marketing, promotion, co-promotion, sales or distribution, which may be exclusive if each party to such license or grant is an Obligor at the time such license or grant is entered into, (iii) each license agreement existing on the Closing Date and set forth on Schedule 2 and (iv) any out-bound license granted for the use of Intellectual Property of any Obligor for development, manufacture, production, commercialization (including commercial sales to end users), marketing, promotion, co-promotion, sales or distribution of any Product, in each case, entered into in the Ordinary Course, which license may be (A) non-exclusive or exclusive if the territorial scope of such license is outside the United States and (B) with respect to the United States as the licensed territory, may only be non-exclusive (and shall not be exclusive) and may only be granted to service providers, including contract research organizations, contract manufacturing organizations, clinical trial sites

26 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 and other contractors for the exploitation of the Product; provided, that, with respect to each such license or grant described in clause (ii) and this clause (iv), (a) no Default or Event of Default has occurred and is continuing at the time such license or grant, or the agreement governing such license or grant is entered into and (b) such license or grant constitutes an Arm’s Length Transaction, the terms of which do not provide for a sale or assignment, or control of Intellectual Property. “Permitted Liens” shall mean: (a) Liens created in favor of the Purchasers on or after the Effective Date pursuant to the Security Agreement and any other Transaction Document; (b) Liens securing Indebtedness permitted under clause (h) of the definition of Permitted Indebtedness; provided that such Liens are restricted solely to the collateral described in clause (h) of the definition of “Permitted Indebtedness.” (c) Liens imposed by operation of Law arising in the Ordinary Course related to carriers’, warehousemen’s, landlords’, and mechanics’ liens, liens relating to leasehold improvements and other similar Liens arising in the Ordinary Course and which (x) are not in respect of Indebtedness for borrowed money, (y) do not in the aggregate materially detract from the value of the property subject thereto or materially impair the use thereof in the operations of the business of such Person or (z) are being contested in good faith by appropriate proceedings, which proceedings diligently conducted have the effect of preventing the forfeiture or sale of the property subject to such Liens and for which adequate reserves have been made if required in accordance with GAAP; (d) pledges or deposits made in the Ordinary Course (i) in connection with bids, leases, appeal bonds, workers’ compensation, unemployment insurance or other similar social security legislation or (ii) securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees) insurance carriers providing property, casualty or liability insurance to Holdings or any Subsidiary; (e) Liens for Taxes, assessments and other governmental charges not delinquent or that are being contested in good faith by appropriate proceedings diligently conducted, for which adequate reserves with respect thereto are being maintained in accordance with GAAP; (f) any Liens set forth on Schedule 3.04(a) and renewals and extensions thereof in connection with Permitted Refinancings of the Indebtedness being secured by such Lien; provided that (i) no such Lien (including any renewal or extension thereof) shall extend to any other property or asset of any Obligor or any of its Subsidiaries (other than improvements and accession to such property or asset) and (ii) any such Lien shall secure only those obligations which it secures on the date hereof and renewals, extensions and replacements thereof in connection with Permitted Refinancings of the Indebtedness being secured by such Lien that do not increase the outstanding principal amount thereof (other than by an amount equal to unpaid interest and premiums thereon, required prepayment premiums, and any customary underwriting discounts, fees, commissions and expenses associated with such extension, renewal or replacement);

27 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 (g) servitudes, easements, rights of way, restrictions and other similar encumbrances on real property imposed by any Law and Liens consisting of zoning or building restrictions, easements, licenses, restrictions on the use of real property or minor imperfections in title thereto which, in the aggregate, are not material, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of any Obligor or its Subsidiaries; (h) with respect to any real property, (i) such defects or encroachments as might be revealed by an up-to-date survey of such real property, and such other defects in title that (A) do not interfere in any material respect with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes and (B) could not reasonably be expected to prevent or interfere with the ability of any Obligor or any of its Subsidiaries to conduct any Product Commercialization and Development Activities with respect to Ensifentrine in any material respect; (ii) the reservations, limitations, provisos and conditions expressed in the original grant, deed or patent of such property by the original owner of such real property pursuant to all applicable Laws; and (iii) rights of expropriation, access or user or any similar right conferred or reserved by or in any Law, which, in the aggregate for clauses (i), (ii) and (iii), are not material, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of any of any Obligor or its Subsidiaries; (i) (i) Liens that are contractual or common law rights of set-off relating to (A) the establishment of depository relations in the Ordinary Course with banks not given in connection with the issuance of Indebtedness or (B) pooled deposit or sweep accounts of Holdings and any Subsidiary to permit satisfaction of overdraft or similar obligations incurred in the Ordinary Course, (ii) other Liens securing cash management obligations with depositary institutions (that do not constitute Indebtedness) in the Ordinary Course and (iii) Liens encumbering customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts incurred in the Ordinary Course; (j) Liens securing Indebtedness described in clause (j) of “Permitted Indebtedness”; provided that (i) such Lien is not created in contemplation of or in connection with such Acquisition pursuant to which such Indebtedness was assumed, (ii) such Lien shall not apply to any other property or assets of Holdings or any of its Subsidiaries and (iii) such Lien shall secure only those obligations that it secured immediately prior to the consummation of such Acquisition and any Permitted Refinancings thereof; (k) Liens securing Indebtedness described in clauses (f), (m), (n), (o) and (p)of the definition of “Permitted Indebtedness;” (l) any judgement Lien or Liens arising from decrees or attachments not constituting an Event of Default; (m) Liens arising from precautionary UCC financing statement filings regarding operating leases of personal property and consignment arrangements entered into in the Ordinary Course;

28 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 (n) other Liens which secure obligations in an aggregate amount not to exceed $3,000,000 (or the Equivalent Amount in other currencies) at any time outstanding; (o) Liens securing Indebtedness described in clause (e) and clause (r) of “Permitted Indebtedness” and subject to the Intercreditor Agreement or a Permitted First Lien Intercreditor Agreement and, if applicable, a Permitted Pari Passu Intercreditor Agreement; (p) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods and incurred in the Ordinary Course; (q) Liens on cash and Permitted Cash Equivalent Investments securing obligations under Permitted Hedging Agreements; (r) (i) Liens to secure payment of workers’ compensation, employment insurance, old age pensions, social security and other like social and welfare obligations incurred in the Ordinary Course (other than Liens imposed by ERISA) and (ii) deposits in respect of letters of credit, bank guarantees or similar instruments issued for the account of any Obligor or any Subsidiary in the Ordinary Course supporting obligations of the type set forth in clause (i) above; (s) (i) with respect to Product Intellectual Property, Permitted Licensing Agreements, (ii) solely with respect to assets owned by third parties and licensed or leased to such Obligor or any of its Subsidiaries, retained interests or title of licensors or lessors that do not conflict with such Obligor’s or any such Subsidiaries’ use thereof and (iii) leases, subleases, non-exclusive licenses or sublicenses of personal property (other than Intellectual Property) granted in the Ordinary Course of any Obligor or any Subsidiary thereof; (t) Liens solely on any cash earnest money deposits or customary cash escrow arrangements made by Holdings or any of the Subsidiaries in connection with any letter of intent or purchase agreement in respect of an Acquisition or other investment; (u) Liens arising out of any sale-leaseback transaction, so long as such Liens attach only to the property sold and being leased in such transaction and any accessions and additions thereto or proceeds and products thereof and related property; (v) Liens of sellers of goods to Holdings and any Subsidiaries arising under Article 2 of the UCC or otherwise in the Ordinary Course, covering only the goods sold and securing only the unpaid purchase price for such goods and related expenses; and (w) any Lien arising under conditional sale, title retention, consignment or similar arrangements for the sale of goods in the Ordinary Course; provided that such Lien attaches only to the goods subject to such sale, title retention, consignment or similar arrangement; provided that no Liens otherwise permitted under any of the foregoing shall apply to any Product Intellectual Property other than Liens incurred pursuant to clauses (a), (l), (o) and (s) of this “Permitted Liens” definition.

29 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 “Permitted Pari Passu Intercreditor Agreement” shall have the meaning set forth in Section 7.18. “Permitted Priority Debt” shall mean: (a) Indebtedness permitted under the Intercreditor Agreement in connection with a debtor- in-possession financing and (b) Indebtedness in an aggregate principal amount not to exceed $480,000,000 at any time, so long as (i) such debt consists of the Oaktree Term Loan Facility, any Permitted Refinancing thereof or any other Indebtedness that does not refinance Permitted Priority Debt (and such other Indebtedness is subject to clauses (b) – (e) of the definition of Permitted Refinancing) and (ii) with respect to such Permitted Refinancings or other Indebtedness that does not refinance Permitted Priority Debt (and such other Indebtedness is subject to clauses (b) – (e) of the definition of Permitted Refinancing), as of the date of incurrence of such Indebtedness: (1) the amounts drawn under all such Permitted Refinancings or other Indebtedness do not exceed the aggregate principal amount (i) that was drawn on the Oaktree Term Loan Facility plus (ii) an amount equal to 20% of the aggregate principal amount that was drawn under (A) the Oaktree Term Loan Facility or (B) if all commitments under the Oaktree Term Loan Facility have expired or been terminated and all obligations (other than contingent indemnification obligations not yet due) arising under the Oaktree Term Loan Facility have been paid in full in cash, any Permitted Refinancing of the Oaktree Term Loan Facility, plus (iii) any amounts that were undrawn but where the Company met: (w) with respect to Tranche B Term Loans (as defined in the Oaktree Term Loan Facility), the Applicable Funding Condition (as defined in the Oaktree Term Loan Facility), (x) with respect to Tranche C Term Loans (as defined in the Oaktree Term Loan Facility), Net Sales (as defined in the Oaktree Term Loan Facility and as of the end of a fiscal quarter on or prior to December 31, 2025) for the trailing six (6) consecutive month period exceeding $[***], (y) with respect to Tranche D Term Loans (as defined in the Oaktree Term Loan Facility), Net Sales (as defined in the Oaktree Term Loan Facility and as of the end of a fiscal quarter on or prior to June 30, 2026) for the trailing twelve (12) consecutive month period exceeding $[***] and (z) with respect to Tranche E Term Loans (as defined in the Oaktree Term Loan Facility), the consent of the applicable Lenders (as defined in the Oaktree Term Loan Facility); provided that such Tranche E Term Loans (as defined in the Oaktree Term Loan Facility) may only be included in this calculation if the conditions set forth above in clause (b)(1)(y) with respect to the funding of the Tranche D Term Loans (as defined in the Oaktree Term Loan Facility) has been met, and

30 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 (2) any future drawings under such Permitted Refinancings or other Indebtedness are subject to funding conditions that contain commercial milestone achievements related to Ensifentrine containing products (as agreed between the Company and the lender of such Permitted Refinancing or Indebtedness). “Permitted Refinancing” shall mean, with respect to any Indebtedness permitted to be refinanced, extended, renewed or replaced hereunder, any refinancings, extensions, renewals and replacements of such Indebtedness; provided that such refinancing, extension, renewal or replacement shall not (a) increase the outstanding principal amount of the Indebtedness being refinanced, extended, renewed or replaced, except by an amount equal to accrued interest, any required prepayment premium and customary fees and expenses reasonably incurred, in connection with such refinancing, extension, renewal or replacement and by an amount equal to any existing commitments unutilized thereunder to the extent permitted under Permitted Priority Debt, (b) contain terms relating to amortization (if any), maturity, collateral security (if any) or subordination (if any), or other material terms that, taken as a whole, are less favorable in any material respect to the Obligors and their respective Subsidiaries or the Purchasers than the terms of any agreement or instrument governing such existing Indebtedness (as determined in good faith by the Company, provided, that if such Indebtedness is a revolving facility, the terms of such Indebtedness may have applicable market terms as determined in good faith by the Company), (c) have an applicable interest rate which does not exceed the greater of (i) the rate of interest of the Indebtedness being replaced and (ii) the then applicable market interest rate, (d) contain any new requirement to grant any Lien or to give any Guarantee that was not an existing requirement of such Indebtedness, and (e) after giving effect to such refinancing, extension, renewal or replacement, no Default shall have occurred (or would reasonably be expected to occur) as a result thereof. “Permitted Revenue Financing” shall mean any additional revenue interest purchase and sale agreement or revenue interest financing agreement for the sale or pledge to a Person of no more than [***]% of Net Sales in the aggregate generated in the United States; provided, that such agreement shall be entered into no later than December 31, 2025, and such transaction is subject to a Permitted First Lien Intercreditor Agreement and a Permitted Pari Passu Intercreditor Agreement. “Permitted Warrant Transaction” shall mean any call option, warrant or right to purchase (or substantively equivalent derivative transaction) relating to the Common Shares or American Depositary Shares representing such Common Shares (or other securities or property following a merger event, reclassification or other change of the Common Stock) sold by Holdings, substantially concurrently with any purchase by Holdings of a Permitted Bond Hedge Transaction and settled in Common Shares or American Depositary Shares, cash or a combination thereof (such amount of cash determined by reference to the price of the Common Shares or American Depositary Shares or such other securities or property), and cash in lieu of fractional shares of the Common Shares. “Person” shall mean an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, but not including a government or political subdivision or any agency or instrumentality of such government or political subdivision.

31 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 “Plan” shall mean any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Company or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA. “Pre-Funding Change of Control” shall mean a “Change of Control” that occurs prior to the Tranche A Funding Date. “Pre-Funding Event of Default Fee” shall mean, (a) with respect to an Event of Default occurring prior to the Tranche A Funding Date (other than a Tranche A Funding Event of Default), an amount equal to $3,000,000 and (b) with respect to a Tranche A Funding Event of Default, an amount equal to $12,500,000. “Primary Obligor” shall have the meaning set forth in the definition of “Guarantee.” “Product” shall mean (a) Ensifentrine in all dosage forms and indications, and (b) any current or future pharmaceutical product that contains Ensifentrine, either alone or in combination with one or more other active pharmaceutical ingredients of therapeutic agents. “Product Agreement” shall have the meaning set forth in Section 3.14. “Product Authorizations” shall mean any and all Governmental Approvals, whether U.S. or non-U.S. (including all applicable NDAs, INDs, supplements, amendments, governmental price and reimbursement approvals and approvals of applications for regulatory exclusivity) of any regulatory authority, in each case, necessary to be held or maintained by, or for the benefit of, any Obligor or any of its Subsidiaries for the ownership, use, Development and/or Commercialization of any Product or for any Product Commercialization and Development Activities with respect thereto in any country or jurisdiction. “Product Commercialization and Development Activities” shall mean, with respect to any Product, any combination of research, Development, manufacture, import, use, sale, licensing, importation, exportation, shipping, storage, handling, design, labeling, marketing, promotion, supply, distribution, testing, packaging, purchasing or other Commercialization activities, receipt of payment in respect of any of the foregoing (including, in respect of licensing, royalty milestone or similar payments), or any similar or other activities the purpose of which is to commercially exploit such Product. “Product Intellectual Property” shall mean Intellectual Property that (a) is Controlled by any Obligor or any of its Subsidiaries and (b) (i) claims, is embodied in, or covers the Product (or the manufacture or other use thereof) or (ii) is otherwise directly related to or otherwise necessary for any Product Commercialization and Development Activities, including any non-published and proprietary information or data contained in any NDA for the Product, including any U.S. Governmental Approvals of the Product, including U.S. Product Authorizations. “Product Material Adverse Effect” shall mean (i) Material Adverse Effect or (ii) any material adverse effect on the Product, including the Obligors’ ability to distribute, market and/or otherwise Commercialize the Product.

32 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 “Product Patent” shall mean any Patent that constitutes Product Intellectual Property. “Prohibited Payment” shall mean any bribe, rebate, payoff, influence payment, kickback or other payment or gift of money or anything of value (including meals or entertainment) to any officer, employee or ceremonial office holder of any government or instrumentality thereof, political party or supra-national organization (such as the United Nations), any political candidate, any royal family member or any other person who is connected or associated personally with any of the foregoing that is prohibited under any Law for the purpose of influencing any act or decision of such payee in his official capacity, inducing such payee to do or omit to do any act in violation of his lawful duty, securing any improper advantage or inducing such payee to use his influence with a government or instrumentality thereof to affect or influence any act or decision of such government or instrumentality. “Proportionate Share” shall mean, with respect to any Purchaser, the percentage obtained by dividing (i) the sum of the Commitments then in effect and the outstanding Funded Amount of such Purchaser by (ii) the sum of the Commitments then in effect and the outstanding Funded Amount of all Purchasers. “Purchase Price” shall mean, with respect to each tranche, the Tranche A Purchase Price and the Tranche B Purchase Price, as applicable. “Purchasers” shall have the meaning set forth in the first paragraph hereof, and shall also include any permitted successors or assigns thereof. “Purchasers Indemnified Party” shall have the meaning set forth in Section 7.05(a). “Qualified Equity Interest” shall mean, with respect to any Person, any Equity Interest of such Person that is not a Disqualified Equity Interest. “Qualified Plan” shall mean an employee benefit plan (as defined in Section 3(3) of ERISA) other than a Multiemployer Plan (i) that is or was at any time maintained or sponsored by the Company or any ERISA Affiliate thereof or to which the Company or any ERISA Affiliate thereof has ever made, or was ever obligated to make, contributions, and (ii) that is intended to be tax qualified under Section 401(a) of the Code. “Quarterly Report” shall mean, with respect to the relevant Fiscal Quarter of the Company, a report showing (i) the Royalty Interest Payment, U.S. Licensing / Participation Payment and Ex- U.S. Licensing / Participation Payment due to the Administrative Agent for such Fiscal Quarter, which report shall include a calculation of Royalty Interest Payments, U.S. Licensing / Participation Payment and Ex-U.S. Licensing / Participation Proceeds, in each case, reconciled, to the extent applicable, with the consolidated statements of operations of Holdings and its Subsidiaries, including the calculation and adjustment from which such Royalty Interest Payments, Sales, U.S. Licensing / Participation Payment or Ex-U.S. Licensing / Participation Proceeds are derived, (ii) Net Sales as a percentage of Gross Sales for such Fiscal Quarter, and (iii) the number of units of the Product sold in such Fiscal Quarter; provided that, with respect to U.S. Licensing / Participation Payment and Ex-U.S. Licensing / Participation Payments received from a licensee of the Company, if the Company receives the applicable reporting from such licensee necessary for the Company to determine such licensee’s U.S. Licensing / Participation Payment or Ex-U.S.

33 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 Licensing / Participation Payment fewer than ten (10) Business Days prior to the due date for a Quarterly Report (so long as the timing for receipt of such reporting is not set up in contemplation of this Agreement), the Company may, at its option, include such U.S. Licensing / Participation Payment or Ex-U.S. Licensing / Participation Payment, as applicable, on the Quarterly Report for the subsequent Fiscal Quarter and pay such U.S. Licensing / Participation Payment or Ex-U.S. Licensing / Participation Payment, as applicable, concurrently with delivery of such subsequent Quarterly Report in accordance with Section 2.02(c). “Registered Product IP” shall mean all Product Intellectual Property that is issued by, registered with, renewed by or the subject of a pending application before any Governmental Authority or domain name registrar. “Regulatory Agency” shall mean a Governmental Authority with responsibility for the approval of the manufacture, use, storage, import, export, transport, or Commercialization of the Product in the applicable jurisdiction. “Requested Audit” shall have the meaning set forth in Section 5.01(d). “RIPSA Account” shall mean that certain segregated deposit account for purposes of holding only the proceeds pursuant to Section 2.02(d)(i)and any minimum amounts required by the applicable depositary bank, which deposit account shall be at all times subject to an account control agreement pursuant to Section 5.18. “RIPSA Sweep Amount” shall have the meaning set forth in Section 2.02(d). “Royalty Interest Payment(s)” shall have the meaning set forth in Section 2.02(a). “Sanction” shall mean any international economic or financial sanction or trade embargo imposed, administered or enforced from time to time by the United States Government (including, without limitation, OFAC), the United Nations Security Council, the European Union or its Member States, the United Kingdom (including His Majesty’s Treasury) or other relevant sanctions authority where the Company is located or conducts business. “Sanctioned Person” shall mean, at any time, (i) any Person listed in any Sanctions-related list of designated Persons maintained by the United States Government (including OFAC), the United Nations Security Council, the European Union or its Member States, the government of the United Kingdom (including His Majesty’s Treasury), or other relevant sanctions authority, (ii) any Person organized or resident in a Designated Jurisdiction or (iii) any Person fifty percent (50%) or more owned or is controlled by any such Person or Persons described in the foregoing clause (i) or (ii). “SEC” shall mean the U.S. Securities and Exchange Commission and any successor agency thereto. “Secured Parties” shall mean the Purchasers, the Administrative Agent and any of their respective permitted transferees or assigns.

34 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 “Security Agreement” shall mean the Security Agreement among the Company, the other grantors thereto, and the Administrative Agent (in its capacity as administrative agent for the benefit of the Secured Parties under this Agreement), which Security Agreement shall be substantially in the form of Exhibit A, as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof. “Subsidiary” shall mean, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than fifty percent (50%) of the equity or more than fifty percent (50%) of the ordinary voting power or, in the case of a partnership, more than fifty percent (50%) of the general partnership interests are, as of such date, owned, controlled or held, directly or indirectly. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of Holdings. “Tax” or “Taxes” shall mean any federal, state, local or foreign tax, levy, impost, duty, assessment, fee, deduction or withholding (including backup withholding) or other charge, including all excise, sales, use, value added, transfer, stamp, documentary, filing, recordation and other fees imposed by any taxing authority (and interest, fines, penalties and additions related thereto). “Tax Return” shall mean any report, return, form (including elections, declarations, statements, amendments, claims for refund, schedules, information returns or attachments thereto) or other information supplied or required to be supplied to a Governmental Authority with respect to Taxes. “Term” shall have the meaning set forth in Section 6.01. “Term Sheet” shall mean the Letter of Intent between Holdings and Oaktree Capital Management, L.P., dated March 15, 2024. “Third Party” shall mean any Person other than the Purchasers or the Company and its Affiliates. “Title IV Plan” shall mean an employee benefit plan (as defined in Section 3(3) of ERISA) other than a Multiemployer Plan (i) that is or was at any time maintained or sponsored by the Company or any ERISA Affiliate thereof or to which the Company or any ERISA Affiliate thereof has ever made, or was obligated to make, contributions, and (ii) that is or was subject to Section 412 of the Code, Section 302 of ERISA or Title IV of ERISA. “Trade Secrets” shall mean all know-how, trade secrets and other proprietary or confidential information, any information of a scientific, technical, or business nature in any form or medium, Inventions and Invention disclosures, all documented research, developmental, demonstration or engineering work (including all novel manufacturing methods), and all other technical data, clinical data and information related thereto, including laboratory notebooks, chemical and biological materials (including any compounds, DNA, RNA, clones, vectors, cells and any expression product, progeny, derivatives or improvements thereto) and the results of experimentation and testing, including samples.

35 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 “Trademarks” shall mean all trade names, trademarks and service marks, trade dress, corporate names, logos, Internet domain names, IP addresses, social media handles, uniform resource locators and other indicia of origin, trademark and service mark registrations, and applications for trademark and service mark registrations, whether or not registered, and any and all common law rights thereto, including (a) all renewals of trademark and service mark registrations and (b) all rights whatsoever accruing thereunder or pertaining thereto throughout the world, together, in each case, with the goodwill of the business connected with the use thereof and symbolized thereby. “Tranche A” shall mean a funding in the amount of the Tranche A Purchase Price. “Tranche A Funding Condition” shall mean the occurrence of each of (i) Ensifentrine Approval by September 30, 2024, (ii) the actual funding of the Tranche B Term Loans (as defined in the Oaktree Term Loan Facility) and (iii) no Default, Event of Default, or Material Adverse Effect shall have occurred or be continuing. For the avoidance of doubt, the Tranche A Funding Conditions shall solely apply to funding and activities in connection with Tranche A and shall not apply with respect to Tranche B or any other event hereunder. “Tranche A Funding Date” shall have the meaning set forth in Section 2.05(c) . “Tranche A Funding Event of Default” shall have the meaning set forth in Section 2.05(b)(ii). “Tranche A Purchase Price” shall mean $100,000,000. “Tranche B” shall mean a funding in the amount of the Tranche B Purchase Price. “Tranche B Funding Condition” shall mean the occurrence of (i) Tranche A Funding Date, (ii) Net Sales in the United States exceeding $[***] during any trailing six (6) month period, (iii) no Default or Event of Default shall have occurred or be continuing, and (iv) no Material Adverse Effect shall have occurred or be continuing. “Tranche B Funding Date” shall have the meaning set forth in Section 2.05(c). “Tranche B Purchase Price” shall mean an amount equal to $250,000,000 minus the Tranche A Purchase Price. “Transaction Documents” shall mean, collectively, this Agreement, the Security Agreement, the Debenture, the Intercreditor Agreement, each Permitted First Lien Intercreditor Agreement, each Permitted Pari Passu Intercreditor Agreement, the Administrative Agent Fee Letter and any related ancillary documents or agreements (provided, for the avoidance of doubt, that any documents related to the Oaktree Term Loan Facility and any other Permitted Priority Debt other than the Intercreditor Agreement and any applicable Permitted First Lien Intercreditor Agreement or Permitted Pari Passu Intercreditor Agreement shall not be Transaction Documents). “UCC” shall mean, with respect to any applicable jurisdictions, the Uniform Commercial Code as in effect in such jurisdiction, as may be modified from time to time.

36 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 “UCC Financing Statements” shall mean the UCC-1 financing statements, in form and substance reasonably satisfactory to the Administrative Agent and the Purchasers, that shall be filed by the Administrative Agent at or promptly following the Effective Date, as well as any additional UCC-1 financing statements or amendments thereto as reasonably requested from time to time, to perfect the Purchasers’ security interest in the Collateral (as defined in the Security Agreement) and the Back-Up Security Interest. “United States” or “U.S.” shall mean the United States of America (including the District of Columbia, its territories and Puerto Rico). “U.S. Licensing / Participation Proceeds” shall mean the portion of all license fees, commercial or sales-based milestone payments, up-front payments, or royalties (other than sales- based royalties) received by the Company or any of its Affiliates pursuant to any U.S. Licensing Agreements for the Product during the Payment Period. “U.S. Licensing / Participation Payment(s)” shall have the meaning set forth in Section 2.02(a). “U.S. Licensing / Participation Percentage” shall mean 6.50%. “U.S. Licensing Agreement” shall mean any license, commercialization, co-promotion, collaboration, distribution, marketing or partnering agreement or other arrangement entered into during the Term by the Company or any of its Affiliates under which a Third Party has a right and license under the Product Intellectual Property to Commercialize the Product in the United States. “Withdrawal Liability” shall mean, at any time, any liability incurred (whether or not assessed) by any ERISA Affiliate and not yet satisfied or paid in full at such time with respect to any Multiemployer Plan pursuant to Section 4201 of ERISA. ARTICLE II PURCHASE OF ASSIGNED INTERESTS Section 2.01 Purchase. (a) Upon the terms and subject to the conditions set forth in this Agreement, including the satisfaction of the Tranche A Funding Condition, the Company agrees to sell, assign, transfer and convey, and hereby sells, assigns, transfers and conveys, to the Purchasers, and the Purchasers agree, severally and not jointly, to purchase, acquire and accept, and hereby purchase, acquire and accept, from the Company, free and clear of all Liens (except Permitted Liens), all of the Company’s rights, title and interests in and to the Assigned Interests on the Tranche A Funding Date, in accordance with such Purchasers’ Proportionate Share as set forth on Schedule 1. The Purchasers’ ownership interest in the Assigned Interests so acquired shall vest immediately and automatically upon the Company’s receipt of payment of the Tranche A Purchase Price for such Assigned Interests, pursuant to Section 2.05(b), subject to the termination provisions of Section 6.01.

37 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 (b) The Company and Purchasers intend and agree that the sale, assignment, transfer and conveyance of the Assigned Interests under this Agreement shall be, and is, a true sale by the Company to Purchasers that is absolute and irrevocable and that provides Purchasers with the full benefits of ownership of the Assigned Interests, and neither the Company nor Purchasers intend the transactions contemplated hereunder to be, or for any purpose characterized as, a loan from Purchasers to the Company or a pledge or security agreement. The Company waives any right to contest or otherwise assert that this Agreement is other than a true sale by the Company to Purchasers under applicable Law, which waiver shall be enforceable against the Company in any bankruptcy or insolvency proceeding relating to the Company. (c) The Company hereby consents to the recording and filing by the Administrative Agent, for the benefit of the Purchasers, financing statements and other security instruments (and any continuation statements or similar instruments with respect to such financing statements or security instruments when applicable) meeting the requirements of applicable Law in such manner and in such jurisdictions as are necessary or appropriate to (i) evidence, attach or perfect the sale, assignment, transfer and conveyance by the Company to Purchasers, and the purchase, acquisition and acceptance by Purchasers from the Company, of the respective Assigned Interests and (ii) perfect the security interest in the Assigned Interests granted by the Company to the Administrative Agent, for the ratable benefit of the Purchasers, pursuant to Section 2.01(e). (d) The Company intends for the conveyance to Purchasers of the Assigned Interests to be reflected on the Company’s balance sheet and other financial statements as a sale of the Assigned Interests to Purchasers and shall be reflected on Purchasers’ balance sheets and other financial statements as a purchase of the Assigned Interests from Company; provided that the foregoing statements shall not bind the parties hereto regarding the reporting of the transactions contemplated by the Transaction Documents for GAAP and SEC reporting purposes in accordance with applicable Law. (e) Notwithstanding that the Company and Purchasers expressly intend for the sale, assignment, transfer and conveyance of the Assigned Interests to be a true, complete, absolute and irrevocable sale and assignment, in the event that any transfer of the Assigned Interests contemplated by this Agreement is held not to be a sale, the Company hereby assigns, conveys, grants and pledges to the Administrative Agent, for the ratable benefit of the Purchasers, as security for the Company’s Obligations hereunder, a security interest in and to all of the Company’s right, title and interest in, to and under the Assigned Interests, whether now owned or hereafter acquired, and any proceeds (as such term is defined in the UCC) thereof (the “Back-Up Security Interest”) and, solely in such event, this Agreement shall constitute a security agreement. The Company agrees to, and to cause its Affiliates to, promptly execute, acknowledge, deliver and cause to be filed all instruments and documents and take all other actions as the Administrative Agent may from time to time request in order to assure, obtain, perfect, preserve and protect the Back-Up Security Interest. The Company authorizes the Administrative Agent on behalf of the Purchasers to file any UCC Financing Statements or other filings in any jurisdiction (or similar filings) in respect of the Back-Up Security Interest in form and substance reasonably satisfactory to the Administrative Agent naming the Company as the debtor and describing the collateral covered thereby as the Back-Up Security Interest.

38 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 (f) Each of Obligors agrees to, and to cause its Subsidiaries to grant a security interest in the Product Intellectual Property and the RIPSA Account and any proceeds of and all amounts received or receivable under the Product Intellectual Property and the RIPSA Account including executing the Security Agreement and the Debenture and any other collateral documents, promptly execute, acknowledge, deliver and cause to be filed all instruments and documents and take all other actions as the Administrative Agent may from time to time reasonably request in order to assure, obtain, perfect, preserve and protect such security interest. Section 2.02 Payments by the Company. (a) Payments in Respect of the Assigned Interests. In connection with the purchase of the Assigned Interests, and subject to the terms and conditions of this Agreement, the Purchasers shall be entitled to receive (i) an amount equal to the product of the Applicable Percentage multiplied by the applicable Net Sales during the Payment Period (such payments, the “Royalty Interest Payments”), (ii) an amount equal to the product of the U.S. Licensing / Participation Percentage multiplied by the U.S. Licensing / Participation Proceeds during the Payment Period (such payments, the “U.S. Licensing / Participation Payments”) and (iii) an amount equal to the product of the Ex-U.S. Licensing / Participation Percentage multiplied by the Ex-U.S. Licensing / Participation Proceeds during the Payment Period (such payments, the “Ex-U.S. Licensing / Participation Payments”) ((i), (ii) and (iii) together, the “Assigned Interest Payments”), as provided in this Section 2.02. (b) Hard Cap. Notwithstanding anything else set forth herein to the contrary, in no event shall the aggregate amount of Royalty Interest Payments, U.S. Licensing / Participation Payments and Ex-U.S. Licensing / Participation Payments made by Company to the Purchasers under this Agreement exceed the Hard Cap as calculated at such time. (c) Quarterly Payments. On a quarterly basis for each Fiscal Quarter during the Payment Period (subject to the Hard Cap), concurrently with the delivery of the Quarterly Report to the Administrative Agent as set forth in Section 5.01(f) (but in no event later than sixty (60) days following the end of each Fiscal Quarter), the Company shall pay to the Administrative Agent, for the account of the Purchasers, an amount equal to the Royalty Interest Payments, U.S. Licensing / Participation Payments and the Ex-U.S. Licensing / Participation Payment, as applicable, for such Fiscal Quarter to the Administrative Agent for the account of the Purchasers. Except as otherwise provided in this Agreement, each payment by the Company will be deemed to be made ratably in accordance with the Purchasers’ Proportionate Shares. (d) Payments into the RIPSA Account. Each Obligor shall, and shall cause all of its Subsidiaries to, deposit into the RIPSA Account (such amount, collectively, the “RIPSA Sweep Amount”): (A) 4.50% of the amounts actually received by the Company and any of its Affiliates for the sales or other dispositions of the Product (x) between the first day of each calendar month to the 15th day of the calendar month, by no later than five (5) Business Days after the 15th day of each calendar month and (y) between the 16th day of

39 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 the calendar month through the end of the calendar month, by no later than five (5) Business Days after the end of each calendar month, (B) 5.0% of any Ex-U.S. Licensing / Participation Proceeds received by the Company or any of its Affiliates, by no later than seven (7) Business Days after any such receipt, (C) 6.50% of any U.S. Licensing / Participation Proceeds received by the Company or any of its Affiliates, by no later than seven (7) Business Days after any such receipt, By no later than forty-five (45) days after each Fiscal Quarter, the Company shall calculate the Assigned Interest Payment with respect to such Fiscal Quarter, and shall (x) deposit into the RIPSA Account an amount equal to the extent the Assigned Interest Payment exceeds the balance in the RIPSA Account or (y) withdraw from the RIPSA Account an amount equal to the extent the balance in the RIPSA Account exceeds the Assigned Interest Payment. Payment Procedure. Any payments to be made by the Company to the Purchasers hereunder or under any other Transaction Document shall be made by wire transfer of immediately available funds to the account designated by the Administrative Agent prior to the date thereof. In the event that any payment is due on a day that is not a Business Day, such payment shall be due on the next Business Day. Any payments to be made by the Company to the Purchasers hereunder or under any other Transaction Document shall be properties of the Purchasers and shall be deemed to be held by the Company in trust for the Purchasers. (e) Effectiveness. Notwithstanding the foregoing, the payment provisions set forth in Section 2.02 shall only become operative upon the occurrence of the Tranche A Funding Date. Section 2.03 Payment in Respect of Event of Default. (a) Payment in Respect of Pre-Funding Change of Control. With respect to a Pre- Funding Change of Control, the Company shall notify the Purchasers and the Administrative Agent in writing as soon as possible and in any event at least six (6) Business Days prior to the occurrence of such Pre-Funding Change of Control. The applicable Pre-Funding Event of Default Fee shall automatically be due and payable concurrently with the consummation of such Pre- Funding Change of Control. The payment of such Pre-Funding Event of Default Fee shall be made by wire transfer of immediately available funds to the Administrative Agent for the account of the Purchasers. The Purchasers may not fund Tranche A or Tranche B upon the Company’s entry into any agreement that would result in a Pre-Funding Change of Control. (b) Payment in Respect of Tranche A Funding Event of Default. With respect to a Tranche A Funding Event of Default, the applicable Pre-Funding Event of Default Fee shall automatically be due and payable immediately upon the occurrence of such Tranche A Funding Event of Default, the payment of which shall be made by wire transfer of immediately available funds to the Administrative Agent for the account of the Purchasers.

40 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 (c) Payment in Respect of Bankruptcy Event of Default. With respect to a Bankruptcy Event of Default, the Company shall notify the Purchasers and the Administrative Agent in writing as soon as possible. Immediately upon the occurrence of such Bankruptcy Event of Default, the applicable Pre-Funding Event of Default Fee (in the event such Bankruptcy Event of Default occurs prior to the Tranche A Funding Date) or Event of Default Fee (in the event such Bankruptcy Event of Default occurs after the Tranche A Funding Date) shall automatically (without any action or notice by any of the Purchasers) be due and payable, the payment of which shall be made by wire transfer of immediately available funds to the Administrative Agent for the account of the Purchasers. (d) Payment in Respect of Other Event of Default. With respect to an Event of Default other than a Pre-Funding Change of Control, Tranche A Funding Event of Default or Bankruptcy Event of Default, the Company shall notify the Purchasers and the Administrative Agent in writing as soon as possible and in any event (i) within two (2) Business Days following the occurrence of any Event of Default during the Term (other than a Change of Control) or (ii) with respect to a Change of Control, at least six (6) Business Days prior to the occurrence (whereby occurrence shall mean closing) of such Change of Control, identifying the nature of such Event of Default. Upon the occurrence of such Event of Default, the Purchasers may demand, unanimously and in writing, the payment of a Pre-Funding Event of Default Fee (in the event such Event of Default occurs prior to the Tranche A Funding Date) or an Event of Default Fee (in the event such Event of Default occurs after the Tranche A Funding Date) and terminate the Agreement pursuant to Section 6.01. In the event the Purchasers unanimously make such demand in writing, (i) the Pre- Funding Event of Default Fee or Event of Default Fee (other than in respect of a Change of Control occurring after the Tranche A Funding Date), as applicable, shall be due and payable within five (5) Business Days after delivery of such demand in writing and (ii) the Event of Default Fee in respect of a Change of Control occurring after the Tranche A Funding Date shall be due and payable concurrently with the consummation of such Pre-Funding Change of Control. The payment of such Pre-Funding Event of Default Fee or Event of Default Fee shall be made by wire transfer of immediately available funds to the Administrative Agent for the account of the Purchasers. (e) Liquidated Damages Treatment. The Company agrees that each of the Pre-Funding Event of Default Fee and Event of Default Fee shall be presumed to be the liquidated damages sustained by each Purchaser (including in the case of a Pre-Funding Event of Default Fee or Event of Default Fee in respect of a Bankruptcy Event of Default), and the Company agrees that such presumption is reasonable under the circumstances currently existing. Each of the Pre-Funding Event of Default Fee and Event of Default Fee shall also be due and payable in the event that this Agreement is satisfied or released by foreclosure (whether or not by power of judicial proceeding), deed in lieu of foreclosure or any other means. In the event the Pre-Funding Event of Default Fee or Event of Default Fee is determined not to be due and payable by order of any court of competent jurisdiction, including by operation of the Bankruptcy Code, despite such an Event of Default having occurred, the Pre-Funding Event of Default Fee or Event of Default Fee shall nonetheless constitute Obligations for all purposes. THE COMPANY EXPRESSLY WAIVES THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE PRE-FUNDING EVENT OF DEFAULT FEE OR EVENT OF DEFAULT FEE, WHETHER SUCH DEFENSE MAY BE BASED IN PUBLIC POLICY, AMBIGUITY, OR OTHERWISE. The Company and the Purchasers acknowledge and

41 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 agree that any Pre-Funding Event of Default Fee or Event of Default Fee due and payable in accordance with this Agreement shall not constitute unmatured interest, whether under Section 502(b)(3) of the Bankruptcy Code or otherwise. The Company further acknowledges and agrees, and waives any argument to the contrary, that payment of such amount does not constitute a penalty or an otherwise unenforceable or invalid obligation. The Company expressly agrees that (i) each of the Pre-Funding Event of Default Fee and Event of Default Fee is reasonable and is the product of an Arm’s Length Transaction between sophisticated business people, ably represented by counsel, (ii) each of the Pre-Funding Event of Default Fee and Event of Default Fee shall be payable notwithstanding the then-prevailing market rates at the time payment is made, (iii) there has been a course of conduct between the Purchasers and the Company giving specific consideration in the transactions contemplated hereby for such agreement to pay the Pre-Funding Event of Default Fee and Event of Default Fee, (iv) the Company shall not challenge or question, or support any other Person in challenging or questioning, the validity or enforceability of the Pre- Funding Event of Default Fee or Event of Default Fee, and shall be estopped from raising or relying on any judicial decision or ruling questioning the validity or enforceability of any such fee similar or comparable to the Pre-Funding Event of Default Fee or Event of Default Fee, or from claiming differently than as agreed to in this Section 2.03(e) , and (v) each of the Pre-Funding Event of Default Fee and Event of Default Fee represents a good faith, reasonable estimate and calculation of the lost profits, losses or other damages of the Purchasers and that it would be impractical and extremely difficult to ascertain the actual amount of damages to the Purchasers or profits lost by the Purchasers as a result of such event. The Company expressly acknowledges that its agreement to pay the Pre-Funding Event of Default Fee and Event of Default Fee to the Purchasers as herein described are individually and collectively a material inducement to Purchasers to enter into this Agreement. Section 2.04 Agent Fees. The Company agrees to pay to the Administrative Agent such fees and expenses in the amounts and at the times separately agreed upon as set forth in the Administrative Agent Fee Letter. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever. Section 2.05 Effective Date; Effective Date Deliveries; Payment of Purchase Price; Payments by the Company. (a) Effective Date. This Agreement shall become effective subject to the fulfillment, to the sole satisfaction of the Purchasers, of all of the following conditions precedent: This Agreement and the other Transaction Documents shall have been executed and delivered to the Purchasers by each party thereto, and the Obligors shall have delivered, or caused to be delivered, such other documents as the Administrative Agent reasonably requests, in each case, in form and substance satisfactory to the Administrative Agent. The Company shall have delivered to the Administrative Agent (x) a copy of a good standing certificate of the Company, dated a date reasonably close to the Effective Date, and (y) a duly executed secretary’s certificate of each Obligor, each dated as of the Effective Date, as to: (a) resolutions of the Board of the applicable Obligor, then in full force and effect authorizing the execution, delivery and performance of each Transaction Document to be executed by the applicable Obligor; (b) the incumbency and signatures of officers authorized to execute and deliver

42 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 each Transaction Document to be executed by the applicable Obligor; and (c) the full force and validity of the articles or certificate of incorporation or bylaws (or other organizational or constitutional documents) of each Obligor, and copies thereof; which certificate shall be in form and substance reasonably satisfactory to the Administrative Agent. The Purchasers shall have received executed counterparts of the Security Agreement and the Debenture, each in form and substance reasonably acceptable to the Purchasers, dated as of the Effective Date, duly executed and delivered by the applicable grantors, together with all documents required to be delivered or filed under the Security Agreement and the Debenture and evidence satisfactory to it that arrangements have been made with respect to all registrations, notices or actions required under the Security Agreement and the Debenture to be effected (including the UCC Financing Statements), given or made in order to establish a valid and perfected security interest in the Collateral in accordance with the terms of the Security Agreement, the Debenture and the Intercreditor Agreement. The representations and warranties made by the Company in Article III hereof and in the other Transaction Documents shall be true and correct in all material respects as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects). [Reserved]. No Default, Event of Default or Material Adverse Effect shall have occurred or be continuing. The Purchasers shall have received satisfactory evidence that each Obligor has obtained all required consents and approvals of all Persons to the execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereunder and thereunder. The Company shall have delivered to the Administrative Agent and the Purchasers an opinion of counsel to each Obligor reasonably acceptable to the Administrative Agent and the Purchasers, and their respective counsel as to matters relating to the Obligors and the Transaction Documents. The Administrative Agent shall have received the Financial Statements, or such information shall be publicly available on “EDGAR”. The Administrative Agent shall have received a certificate in form and substance reasonably satisfactory to the Purchasers, dated as of the Effective Date, duly executed and delivered by an officer of the Company, certifying that the conditions set forth in clause (iv) and (vi) of this Section 2.05(a) have been satisfied. The Administrative Agent shall be satisfied with Lien searches regarding the Obligors made as of a date reasonably close to the Effective Date.

43 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 Tranche A Term Loans (as defined under the Oaktree Term Loan Facility) shall have been funded. (b) Purchase Procedures. The obligation of the Company to sell each Applicable Tranche, and of each Purchaser to pay the applicable Purchase Price is subject to (i) with respect to Tranche A, (x) satisfaction of the Tranche A Funding Condition and (y) a request by the Company for the Tranche A funding, made by the Company within three (3) Business Day after satisfaction of the Tranche A Funding Condition by delivering to the Administrative Agent and the Purchasers an irrevocable funding notice (“Funding Notice”) in the form of Exhibit C signed by a duly authorized representative of the Company (which notice, if received by the Purchasers on a day that is not a Business Day or after 10:00 A.M. (Eastern time) on a Business Day, shall be deemed to have been delivered on the next Business Day), and (ii) with respect to Tranche B, (x) satisfaction of the Tranche B Funding Condition and (y) a request by the Company for the Tranche B funding, made by the Company at least five (5) Business Days prior to the requested funding date by delivering to the Administrative Agent and the Purchasers an irrevocable Funding Notice in the form of Exhibit C signed by a duly authorized representative of the Company (which notice, if received by the Purchasers on a day that is not a Business Day or after 10:00 A.M. (Eastern time) on a Business Day, shall be deemed to have been delivered on the next Business Day). Each Funding Notice shall be for the full amount of the Applicable Tranche and no Funding Notice for less than such full amount shall be permitted. The funding of Tranche A shall not be optional and the Company shall be obligated to request the Tranche A funding within three (3) Business Days of the satisfaction of the Tranche A Funding Condition. It shall be a Tranche A Funding Event of Default if the Company fails to request the Tranche A funding within three (3) Business Days of satisfaction of the Tranche A Funding Condition (a “Tranche A Funding Event of Default”). The funding of Tranche B shall be at the Company’s option, and the Company has no obligation to request or accept the Tranche B funding. (c) Payment of Purchase Price. Each Purchaser shall pay its Proportionate Share of the Tranche A Purchase Price or Tranche B Purchase Price, as applicable, solely by wire transfer in immediately available funds, by 2:00 p.m. New York City Time on the fifth (5th) day following such Purchaser’s receipt of a Funding Notice from the Company (respectively, the “Tranche A Funding Date” and “Tranche B Funding Date”) to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Purchasers. The requirement of the Purchasers to pay its Proportionate Share of the Applicable Tranche shall be subject to the representations and warranties being made by the Company in Article III hereof being true and correct in all material respects as of the Applicable Funding Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects). The Applicable Funding Condition may be waived by mutual agreement by the Purchasers and the Company each in their sole discretion.

44 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 (d) Payment of the Purchase Price by the Purchasers shall have no contingencies other than as set forth in Section 2.05(b) above. (e) Notwithstanding anything to the contrary in this Agreement, in no event shall the Tranche B Funding Date occur after the Long Stop Date. Section 2.06 No Assumed Obligations. Notwithstanding any provision in this Agreement or any other writing to the contrary, the Purchasers are acquiring only the Assigned Interests and are not assuming any liability or obligation of the Company or any of its Affiliates of whatever nature, whether presently in existence or arising or asserted hereafter, whether under any Transaction Document or otherwise (the “Excluded Liabilities and Obligations”). The Purchasers expressly do not assume or agree to be responsible for any Excluded Liabilities and Obligations and all such liabilities and obligations shall be retained by and remain solely obligations and liabilities of the Company or its Affiliates. Section 2.07 No Financial Accommodation. The Company hereby acknowledges, covenants and agrees that: (i) this Agreement does not, and shall not, constitute a “financial accommodation agreement” pursuant to Section 365(c)(2) of the Bankruptcy Code, (ii) it shall not take a position to the contrary in any court of competent jurisdiction including any bankruptcy court, and (iii) it will not initiate, or assert in, any litigation or other legal proceeding that this Agreement does or may constitute a “financial accommodation agreement” under Section 365(c)(2) of the Bankruptcy Code. ARTICLE III REPRESENTATIONS AND WARRANTIES OF OBLIGORS Each Obligor hereby represents and warrants to the Administrative Agent and the Purchasers, as of the Effective Date and as of each Applicable Funding Date, the following: Section 3.01 Power and Authority. Each of the Obligors and its Subsidiaries (i) is duly organized or incorporated, as applicable, and validly existing under the laws of its jurisdiction of organization, (ii) has all requisite corporate or other power, and has all Governmental Approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted, except to the extent that failure to have the same would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (iii) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary except where failure so to qualify would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, and (iv) has full power, authority and legal right to enter into and perform its obligations under each of the Transaction Documents to which it is a party and, in the case of the Obligors, to incur the Obligations under the Transaction Documents. Section 3.02 Authorization; Enforceability. Each transaction as contemplated under the Transaction Documents to which an Obligor is a party (or to which it or any of its assets or properties is subject) is within such entity’s corporate or other organizational powers and has been duly authorized by all necessary corporate or other organizational action including, if required,

45 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 approval by all necessary holders of Equity Interests. This Agreement has been duly executed and delivered by the Company and constitutes, and each of the other Transaction Documents to which any Obligor is a party when executed and delivered by such entity will constitute, a legal, valid and binding obligation of such entity, enforceable against such entity in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium receivership, liquidation, examinership or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Section 3.03 Governmental and Other Approvals; No Conflicts. None of the execution, delivery and performance by each Obligor of the Transaction Documents to which it is a party or the consummation by each Obligor of the transactions thereunder, (i) requires any Governmental Approval of, registration or filing with, or any other action by, any Governmental Authority or any other Person, except for (x) such as have been obtained or made and are in full force and effect (y) filings and recordings in respect of perfecting or recording the Liens created pursuant to the Security Agreement and the Debenture and (z) filings required under applicable securities laws, (ii) will violate (1) any Law, (2) any Organic Document of any Obligor or any of its Subsidiaries or (3) any order of any Governmental Authority, that in the case of Clause (ii)(1) or (ii)(3), individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect, (iii) will violate or result in a default under any Product Agreement binding upon any Obligor or any of its Subsidiaries that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect or (iv) will result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of any Obligor or any of its Subsidiaries. Section 3.04 Ownership. (a) Upon the Tranche A Funding Date, the Purchasers will have acquired good and marketable title to the Assigned Interests, free and clear of all Liens, except for any Lien contemplated by clauses (a), (c), (d), (e), or (i) of the definition of Permitted Liens. (b) The Obligors Control all of the Product Intellectual Property and any other Governmental Approvals directly related to the Product that such Obligors purport to Control, in each case, free and clear of all Liens (other than Permitted Liens). None of the Obligors has entered into any Product Agreement granting any license or covenant not to sue under any Product Intellectual Property, except for Permitted Licensing Agreements. (c) The Obligors own, and are the sole holders of, and/or have and hold a valid, written, enforceable and subsisting license to, all of those other assets of which such Obligors are aware that are material to, or otherwise necessary for, the conduct of their business related to the Product (including any Product Commercialization and Development Activities), in each case free and clear of any and all Liens (other than Permitted Liens). Except as set forth on Schedule 3.04(c), none of the Obligors has transferred, sold, or otherwise disposed of, or agreed to transfer, sell, or otherwise dispose of any portion of the Net Sales or Assigned Interests other than as contemplated by this Agreement.

46 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 Section 3.05 Financial Statements; Material Adverse Event. (a) As of the Effective Date, the Company has heretofore furnished to the Purchasers the Financial Statements. The Company has heretofore furnished to the Administrative Agent (who shall forward to the Purchasers) consolidated financial statements required to be delivered pursuant to this Agreement. Such financial statements or Financial Statements, as applicable, present fairly, in all material respects, the consolidated financial position and results of operations and cash flows of Holdings and its Subsidiaries as of such dates and for such periods in all material respects in accordance with GAAP. (b) Since December 31, 2023, there has been no Material Adverse Event. Section 3.06 No Undisclosed Liabilities. Except for those liabilities (a) identified in the Financial Statements (including the notes thereto), (b) incurred by the Obligors in the Ordinary Course since December 31, 2023, or (c) in connection with the Obligations under the Transaction Documents, there are no material liabilities of any Obligor or its Subsidiaries related to the Product, of any kind whatsoever, whether accrued, contingent, absolute, determined or determinable. Section 3.07 Solvency. Assuming consummation of the transactions contemplated by the Transaction Documents, (a) the present fair saleable value of the Obligors and their Subsidiaries’ assets on a consolidated basis is greater than the total amount of liabilities of the Obligors and their Subsidiaries as such liabilities mature, (b) the Obligors and their Subsidiaries, taken as a whole, do not have unreasonably small capital with which to engage in its business, and (c) the Obligors and their Subsidiaries, taken as a whole, have not incurred, nor do they have present plans to or intend to incur, debts or liabilities beyond their ability to pay such debts or liabilities as they become absolute and matured. Section 3.08 Litigation. Other than as disclosed on Schedule 3.08 : (a) there is no action, suit, arbitration proceeding, claim, investigation or other proceeding pending or, to the knowledge of any Obligor, threatened in writing against any Obligor or its Subsidiaries or any governmental inquiry pending or, to the knowledge of any Obligor, threatened in writing against any Obligor or its Subsidiaries, in each case which would question the validity of, or would have a Material Adverse Effect on the transactions contemplated by any of the Transaction Documents; and (b) there is no action, suit, arbitration proceeding, claim, investigation or other proceeding pending or, to the knowledge of any Obligor, threatened in writing against any Obligor or its Subsidiaries or, to the knowledge of any Obligor, any other Person relating to the Product, the Product Intellectual Property, the Governmental Approvals of the Product, or the Assigned Interests. Section 3.09 Compliance with Laws and Agreements. (a) None of the Obligors or their Subsidiaries (i) is in material violation of, or to the knowledge of any Obligor, is under investigation with respect to, or, (ii) to the knowledge of any Obligor, has been threatened to be charged with or been given notice of any material violation of, in each case (i) and (ii), any law, rule, ordinance or regulation of, or any judgment, order, writ, decree, permit or license entered by any Governmental Authority applicable to such Obligor, or the Assigned Interests. Each Obligor is in compliance with all Contracts binding upon it or its

47 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 property, except, in each case, where the failure to do so would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. (b) The Obligors are, and all Product Commercialization and Development Activities of such Persons are being conducted, in compliance with all applicable Healthcare Laws, except where such failure to comply would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 3.10 Conflicts. Neither the execution and delivery of any of this Agreement or the other Transaction Documents to which any Obligor is a party nor the performance or consummation of the transactions contemplated hereby or thereby will: (a) contravene, conflict with, result in a breach or violation of, constitute a default under, or accelerate the performance provided by, in any material respects any provisions of: (i) any law, rule, ordinance or regulation of any Governmental Authority, or any judgment, order, writ, decree, permit or license of any Governmental Authority, to which any Obligor or its Subsidiaries or any of their respective assets or properties may be subject or bound; or (ii) any contract, agreement, commitment or instrument to which any Obligor or its Subsidiaries is a party or by which any Obligor or its Subsidiaries or any of their respective assets or properties is bound or committed; (b) contravene, conflict with or result in a breach or violation of any provisions of the articles or certificate of incorporation or bylaws (or other organizational or constitutional documents) of any Obligor or its Subsidiaries; (c) except for the filing of the UCC Financing Statements required hereunder and filings with the United States Patent and Trademark Office, require any notification to, filing with, or consent of, any Person or Governmental Authority, except such consents that are obtained on or prior to the Effective Date; (d) give rise to any right of termination, cancellation or acceleration of any right or obligation of any Obligor, its Subsidiaries or any other Person or to a loss of any benefit relating to the Net Sales or the Assigned Interests; or (e) other than pursuant to the Security Agreement or any other Transaction Document, result in the creation or imposition of any Lien on the Collateral, except, in the case of the foregoing clauses (a), (c) or (d), for any such breaches, defaults or other occurrences that would not, individually or in the aggregate, be material. Section 3.11 Subordination. Except pursuant to the Intercreditor Agreement or any Permitted First Lien Intercreditor Agreement or Permitted Pari Passu Intercreditor Agreement as in effect from time to time, the claims and rights of Purchaser created by any Transaction Document in and to the Assigned Interests are not and shall not be contractually subordinated in right of payment to any creditor of any Obligor or any other Person. Section 3.12 Intellectual Property; Privacy. (a) The Obligors are the sole and exclusive legal and beneficial (and to the extent applicable, record) owners of all right, title and interest in and to all Product Intellectual Property that is owned or purported to be owned by the Obligors, free and clear of any Liens other than Permitted Liens. The Obligors own or have sufficient and valid rights to use and otherwise exploit all other Product Intellectual Property for the Product Commercialization and Development Activities. Without limiting the foregoing, and except as set forth in Schedule 3.12(a): other than customary restrictions in in-bound licenses of Intellectual Property and non-disclosure Contracts or pursuant to Permitted Licensing Agreements, there are

48 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 no judgments, covenants not to sue, grants, Liens (other than Permitted Liens), or other claims or Contracts relating to any Product Intellectual Property, in each case, which materially restrict any Obligor or any of its Subsidiaries with respect to the enforcement or other exploitation of any Product Intellectual Property for Product Commercialization and Development Activities; except as has not resulted in, and would not reasonably be expected to result in, any material liability or business disruption, the operation and conduct of Product Commercialization and Development Activities by or on behalf of any Obligor or any of its Subsidiaries, including their use of their respective Product Intellectual Property, does not infringe, misappropriate or otherwise violate, or has not in the past three (3) years infringed, misappropriated or otherwise violated, any Intellectual Property Controlled of any other Person; (1) there are no pending claims or any claims threatened in writing, against any Obligor or any of its Subsidiaries asserted by any other Person relating to Product Intellectual Property, including any material claims alleging ownership, invalidity or unenforceability of any Product Intellectual Property, or infringement, misappropriation, or other violations of such Person’s rights in or with respect to Product Intellectual Property; and (2) neither any Obligor nor any of its Subsidiaries has received any notice from any claim by, any Person that the Product Development and Commercialization Activities of any Obligor or any of its Subsidiaries (including their use of Product Intellectual Property), infringes upon, misappropriates or violates, any Intellectual Property of any other Person in each case of clauses (1) and (2), that would reasonably be expected to result in a Material Adverse Effect; to the knowledge of any Obligor and its Subsidiaries, (1) no Product Intellectual Property is being infringed, misappropriated or violated by any other Person; (2) neither any Obligor nor any of its Subsidiaries has put any other Person on notice of such actual or potential infringement, misappropriation or violation of any such Product Intellectual Property, and (3) neither any Obligor nor any of its Subsidiaries has initiated any claim with respect to any such Product Intellectual Property, in each case of (1), (2) and (3), that would reasonably be expected to result in a Material Adverse Effect; all current and former employees and contractors that have developed or contributed to the development of any material Product Intellectual Property for or on behalf of any Obligor or any of its Subsidiaries has executed a valid, written confidentiality and invention assignment Contracts with such Obligor or such Subsidiary, as applicable, that irrevocably and presently assign to such Obligor or such Subsidiary, as applicable, all rights of such employees and contractors to any such material Product Intellectual Property; and each Obligor and each of its Subsidiaries has taken reasonable precautions to protect the secrecy, confidentiality and value of its Product Intellectual Property consisting of Trade Secrets and no such Trade Secret constituting material Product Intellectual Property has been used or discovered by, or disclosed to, any Person except pursuant to written, valid and enforceable non-disclosure agreements protecting the confidentiality thereof, which agreements, to the knowledge of each Obligor and its Subsidiaries, have not been breached in any material respect.

49 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 (b) Except as set forth in Schedule 3.12(b), and without limiting the representations and warranties in Section 3.12(a): each of the issued claims of each Product Patent owned or to the knowledge of the Obligors otherwise Controlled by Company or its Affiliates is valid and enforceable; subsequent to the issuance of each Product Patent owned or to the knowledge of the Obligors otherwise Controlled by Company or its Affiliates, neither any Obligor nor any of its Subsidiaries or predecessors-in-interest has filed any disclaimer or made or permitted any other voluntary reduction in the scope of the Inventions claimed in such Product Patents, or any such disclaimer or reduction in scope would reasonably be expected to result in a Material Adverse Effect; to the knowledge of any Obligor and its Subsidiaries, no allowable or allowed subject matter of any Product Patents is subject to any competing conception claims of allowable or allowed subject matter of any patent applications or patents of any third party and have not been the subject of any interference, and are not and have not been the subject of any re- examination, opposition or any other post-grant proceedings, nor is any Obligor or its Subsidiaries aware of any basis for any such interference, re-examination, opposition, inter partes review, post grant review, or any other post-grant proceedings; no Product Patents that are material to the Product Commercialization and Development Activities have ever been finally adjudicated to be invalid, unpatentable or unenforceable for any reason in any administrative, arbitration, judicial or other proceeding, and, with the exception of publicly available documents in the applicable patent office with respect to any such Patents, no Obligor nor any of their Subsidiaries has received any written notice asserting that such Patents are invalid, unpatentable or unenforceable; and all maintenance fees, registration fees, renewal fees, annuities, and the like due or payable on or with respect to any Registered Product IP owned or Controlled by the Company or its Affiliates have been timely paid, or the failure to so pay would not reasonably be expected to result in a Material Adverse Effect. (c) Each Obligor and each of its Subsidiaries, and each of their respective attorneys, agents and relevant employees, have met the duty of candor and good faith required under 37 C.F.R. § 1.56, which includes a duty to disclose all information known to that individual to be “material to patentability,” as such is defined in 37 C.F.R. § 1.56, and complied with any analogous Laws outside the United States in connection with the Product Patents owned or Controlled by the Company or its Affiliates. Section 3.13 Regulatory Approval. (a) Each Obligor and each of its Subsidiaries holds, and will continue to hold, either directly or through licensees and agents, all Product Authorizations necessary or required for the Borrower and each of its Subsidiaries to conduct their respective operations and businesses in the manner currently conducted and to conduct its Product Commercialization and Development Activities in each case except where the failure to hold any such Product Authorizations would not reasonably be expected to result in a Material Adverse Effect.

50 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 (b) During the past two (2) years, neither any Obligor, nor any of their respective Subsidiaries has received any written notice from the FDA or any Governmental Authority that (i) it is considering suspending, revoking or materially limiting any Product Authorization or (ii) it will not approve any applications submitted to such Governmental Authority with respect to any of the Products or any Material Agreement, where such suspension, revocation, limitation or non- approval, would reasonably be expected to result in a Material Adverse Effect. The Obligors and their Subsidiaries have made all material required notices, registrations and reports and other filings with respect to the Products and Product Commercialization and Development Activities, in each case except where the failure to make the same would not reasonably be expected to result in a Material Adverse Effect. (c) Except as set forth on Schedule 3.13(c): (i) no Obligor, nor any of its Subsidiaries nor, to the knowledge of any Obligor, any of their respective agents, suppliers, licensors or licensees have received any inspection reports, warning letters or notices or similar documents with respect to any Product or any Product Commercialization and Development Activities from any Governmental Authority within the last two (2) years that asserts material lack of compliance with any applicable Healthcare Laws or Product Authorizations; (ii) no Obligor, nor any of its Subsidiaries nor, to the knowledge of any Obligor, any of their respective agents, suppliers, licensors or licensees have received any material notification from any Governmental Authority within the last two (2) years asserting that any Product or any Product Commercialization and Development Activities lacks a required Product Authorization; (iii) there is no pending regulatory action, investigation or inquiry (other than non-material routine or periodic inspections or reviews) against any Obligor, any of its Subsidiaries or, to the knowledge of any Obligor, with respect to any Product or any Product Commercialization and Development Activities, and, to the knowledge of any Obligor, there is no reasonable basis in fact for any material adverse regulatory action against such Obligor or any of its Subsidiaries or, to the knowledge of such Obligor, any of their respective agents, suppliers, licensors or licensees with respect to any Product or any Product Commercialization and Development Activities; (iv) during the past two (2) years, no Obligor, nor any of its Subsidiaries nor, to the knowledge of any Obligor, any of their respective manufacturers has experienced any significant failures in the manufacturing or supply of the Product that, individually or in the aggregate, have had or would reasonably be expected to result in, if such failure occurred again, a Material Adverse Effect; and (v) no criminal, injunctive, seizure, detention or civil penalty action has been commenced or threatened in writing by any Governmental Authority within the last two (2) years with respect to or in connection with any Product or any Product Commercialization and Development Activities, and there are no consent decrees (including plea agreements) that relate to any Product or any Product Commercialization and Development Activities. No Obligor nor any of its Subsidiaries, nor, to the knowledge of any Obligor, any of their respective agents, suppliers, licensees or licensors, is employing or utilizing the services of any individual, in connection with Product Commercialization and Development Activities, who has been debarred from any federal healthcare program, where such debarment would reasonably be expected to have a Material Adverse Effect. Section 3.14 Product Agreements. As of the date hereof, Schedule 3.14 sets forth a list of all Licensing Agreements. A true, correct and complete copy of each Material Contract and Licensing Agreement (collectively, the “Product Agreements”) have been provided to the Purchasers in a data room available to the Purchasers. Except as set forth on Schedule 3.14, no Obligor nor its Subsidiaries is in material breach of or in material default under any Product

51 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 Agreement. To the knowledge of any Obligor, nothing has occurred and no condition exists that would permit any other party thereto to terminate any Product Agreement. No Obligor nor its Subsidiaries has received any notice or, to the knowledge of any Obligor, any threat of termination of any such Product Agreement. To the knowledge of any Obligor, no other party to a Product Agreement is in breach of or in default under such Product Agreement. All Product Agreements are valid and binding on the applicable Obligor or its Subsidiaries and, to the knowledge of such Obligor, on each other party thereto, and are in full force and effect. Section 3.15 Broker’s Fees. Each Obligor and its Subsidiaries have not taken any action that would entitle any Person to any commission or broker’s fee in connection with this Agreement; provided that, for the avoidance of doubt, fees payable to each Obligor’s bankers and financial advisers in their capacities as such do not constitute commission or broker’s fees. Section 3.16 Pension Matters. Except as would not, in the aggregate, reasonably be expected to result in a Material Adverse Effect, each Qualified Plan, and each trust thereunder, intended to qualify for tax exempt status under Section 401 or 501 of the Code or other Laws so qualifies. Except for those that would not, in the aggregate, reasonably be expected to result in a Material Adverse Effect, (x) each Benefit Plan is in compliance with applicable provisions of ERISA, the Code and other Laws, (y) there are no existing or pending (or to the knowledge of the Company or any of its Subsidiaries, threatened) claims (other than routine claims for benefits in the normal course), sanctions, actions, lawsuits or other proceedings or investigation involving any Benefit Plan to which the Company or any Subsidiary thereof incurs or otherwise has or would have an obligation or any liability or claim and (z) no ERISA Event is reasonably expected to occur. Except as would not, in the aggregate, reasonably be expected to result in a Material Adverse Effect, the Company and each of its ERISA Affiliates has met all applicable requirements under the ERISA Funding Rules with respect to each Title IV Plan, and no waiver of the minimum funding standards under the ERISA Funding Rules has been applied for or obtained. Section 3.17 Indebtedness and Liens. Set forth on Schedule 3.17 (a) is a complete and correct list of all Indebtedness of each Obligor and each of its Subsidiaries (other than intercompany indebtedness) outstanding as of the Effective Date. Set forth on Schedule 3.17(b) is a complete and correct list of all Liens granted by each Obligor and each of its Subsidiaries with respect to their respective property and outstanding as of the Effective Date. Section 3.18 [Reserved]. Section 3.19 [Reserved]. Section 3.20 Taxes. Except as set forth on Schedule 3.20, each Obligor and each of its Subsidiaries has timely filed or caused to be filed (taking into account all applicable extensions of due dates) all income Tax Returns and other material Tax Returns required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which such Obligor or such Subsidiary, as applicable, has set aside on its books adequate reserves with respect thereto in accordance with GAAP or (b) in each case, to the extent that the failure to so file or pay would not reasonably be expected to have an Material Adverse Effect.

52 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 Section 3.21 Full Disclosure. None of the reports, financial statements, certificates or other written information furnished by or on behalf of any Obligor or any of its Subsidiaries to the Administrative Agent (on behalf of itself and the Purchasers) in connection with the negotiation of this Agreement and the other Transaction Documents or delivered hereunder or thereunder (as modified or supplemented by other information so furnished, including Holdings’ filings publicly available on “EDGAR”) contains any material misstatement of material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Company represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time, and it being understood that such projected financial information and all other forward looking information are not to be viewed as facts and are subject to uncertainties and contingencies, many of which are beyond the control of the Company or any its Affiliates, and that actual results during the period or periods covered thereby may differ from such projected results and that the differences may be material. Section 3.22 OFAC; Anti-Terrorism Laws. (a) No Obligor nor any of its Subsidiaries is in violation of any Anti-Terrorism Law or engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the Anti-Terrorism Laws. (b) No Obligor nor any of its Subsidiaries, nor, to the knowledge of any Obligor, any of their respective directors, officers, or employees (i) is currently the target of any Sanctions, (ii) is located, organized or residing in any Designated Jurisdiction in violation of Sanctions, or (iii) is or has been (within the previous five (5) years) engaged in any transaction with, or for the benefit of, any Person who is now or, was then the target of Sanctions or who is located, organized or residing in any Designated Jurisdiction, in violation of Sanctions. None of the proceeds received from the Purchasers have been or will be used, directly or, to the knowledge of any Obligor, indirectly, to lend, contribute or provide to, or has been or will be otherwise made available for the purpose of funding, any activity or business in any Designated Jurisdiction in violation of Sanctions or for the purpose of funding any activity or business of any Person located, organized or residing in any Designated Jurisdiction or who is the subject of any Sanctions, in violation of Sanctions, or in any manner that will result in any violation by any party to this Agreement of Sanctions. Section 3.23 Anti-Corruption. No Obligor nor any of its Subsidiaries, nor, to the knowledge of any Obligor, any of their respective directors, officers or employees, while acting on behalf of the Company, has directly or, to the knowledge of any Obligor, indirectly (i) materially violated or is in material violation of any applicable anti-corruption Law, or (ii) made, offered to make, promised to make or authorized the payment or giving of, directly or, to the knowledge of any Obligor, indirectly, any Prohibited Payment.

53 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS Each Purchaser, severally and not jointly, represents and warrants to the Company, solely with respect to such Purchaser, the following: Section 4.01 Organization. Such Purchaser is duly formed and validly existing under the laws of the jurisdiction of its incorporation or formation. Section 4.02 Authorization. Such Purchaser has all necessary power and authority to enter into, execute and deliver the Transaction Documents and to perform all of the obligations to be performed by it hereunder and thereunder and to consummate the transactions contemplated hereunder and thereunder. The Transaction Documents have been duly authorized, executed and delivered by such Purchaser and each Transaction Document constitutes the valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with their respective terms, subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or general equitable principles. Section 4.03 Broker’s Fees. Such Purchaser has not taken any action that would entitle any Person to any commission or broker’s fee in connection with the transactions contemplated by the Transaction Documents. Section 4.04 Conflicts. Neither the execution and delivery of this Agreement or any other Transaction Document to which such Purchaser is a party nor the performance or consummation of the transactions contemplated hereby or thereby will: (a) contravene, conflict with, result in a breach or violation of, constitute a default under, or accelerate the performance provided by, in any material respects any provisions of: (i) any law, rule, ordinance or regulation of any Governmental Authority, or any judgment, order, writ, decree, permit or license of any Governmental Authority, to which such Purchaser or any of its assets or properties may be subject or bound; or (ii) any contract, agreement, commitment or instrument to which such Purchaser is a party or by which such Purchaser or any of its assets or properties is bound or committed; (b) contravene, conflict with or result in a breach or violation of any provisions of the organizational or constitutional documents of such Purchaser; or (c) require any notification to, filing with, or consent of, any Person or Governmental Authority, except, in the case of the foregoing clauses (a) or (c), for any such breaches, defaults or other occurrences that would not, individually or in the aggregate, have a material adverse effect on the ability of such Purchaser to perform any of their obligations under the Transaction Documents. Section 4.05 Sanctions. Such Purchaser is not a Sanctioned Person.

54 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 ARTICLE V COVENANTS From the date hereof through and including the termination of this Agreement pursuant to Section 6.01, the following covenants shall apply: Section 5.01 Access; Information. (a) Product Agreement Notices. Subject to any applicable confidentiality restrictions, the Company shall promptly provide the Administrative Agent (which shall, in turn, provide the Purchasers) with copies of any written notices of material breach or default received or given by any Obligor under any Product Agreement, and to the extent the Company is barred from providing the Administrative Agent with copies of such notices due to any applicable confidentiality restrictions, the Company shall inform the Administrative Agent of the existence of such notice. The Company shall promptly notify the Administrative Agent (which shall, in turn, notify the Purchasers) of any breaches or alleged breaches under any Product Agreements and of any other events with respect to any Product Agreement or the subject matter thereof which would reasonably be expected to have a Material Adverse Effect or Product Material Adverse Effect in the event at the time of determination, the Company or any of its Affiliates is Developing or Commercializing one or more Other Products. The Company shall promptly notify the Administrative Agent (which shall, in turn, notify the Purchasers) of entering into any new Product Agreement by any Obligor, or any material amendment to any Product Agreement, and provide a copy of such new agreement or amendment to the Administrative Agent. (b) Litigation or Investigations. The Company shall promptly notify the Administrative Agent (which shall, in turn, notify the Purchasers) of (i) any action, suit, claim, cause of action, proceeding or investigation pending or, to the knowledge of any Obligor, threatened in writing against any Obligor or its Subsidiaries, or (ii) proceeding or inquiry of any Governmental Authority pending or, to the knowledge of any Obligor, threatened in writing against any Obligor, in each case that is related to any Product Agreement, the Product, the Product Intellectual Property, Marketing Authorization, any Transaction Document or the Back-Up Security Interest, in each case, that would reasonably be expected to result in a Material Adverse Effect or Product Material Adverse Effect in the event at the time of determination, the Company or any of its Affiliates is Developing or Commercializing one or more Other Products. (c) Maintenance of Books and Records. Each Obligor shall keep and maintain, or cause to be kept and maintained, at all times full and accurate books of account and records adequate to correctly reflect all payments paid and/or payable with respect to the Net Sales and Assigned Interests for three (3) years from the year of creation of such records. (d) Inspection Rights. The Administrative Agent shall have the right to designate a Third Party independent public accounting firm (the “Purchasers Representative”) to visit each Obligor and its Subsidiaries’ offices and properties where such Obligor and its Subsidiaries keep and maintain their books and records relating or pertaining to the Net Sales, the Assigned Interests, the Royalty Interest Payments, U.S. Licensing / Participation Payments and the Ex-U.S. Licensing / Participation Payments payable hereunder for purposes of conducting an audit of such books and

55 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 records, and to inspect and audit such books and records. Any such audit or inspection must (i) be limited to the three-year period during which each Obligor is required to maintain such records pursuant to Section 5.01(c), (ii) not be exercised more than once in any calendar year, (iii) take place during normal business hours, and (iv) follow at least seven (7) Business Days’ prior written notice given by the Administrative Agent to the Company. In connection with any such audit, each Obligor will provide the Purchasers Representative reasonable access to such books and records maintained by such Obligor, and shall permit the Purchasers Representative to discuss the business, operations, properties and financial and other condition of such Obligor or any of its Subsidiaries including, but not limited to, matters relating or pertaining to the Net Sales, the Assigned Interests, and the Royalty Interest Payments, U.S. Licensing / Participation Payments and Ex-U.S. Licensing / Participation Payments payable hereunder with officers of such Obligor and with such Obligor’s independent certified public accountants, in all cases solely to verify the accuracy of the Quarterly Reports provided under Section 5.01(f) and related payments due under this Agreement. Without limiting the foregoing, prior to any audit under this Section 5.01(d), the Purchasers Representative shall enter into a written confidentiality agreement with each Obligor that (A) limits the use of such Obligor’s records to the verification purpose described in this Section 5.01(d); (B) limits the information that the Purchasers Representative may disclose to the Administrative Agent to information required for the Administrative Agent to understand the payments due and paid and any discrepancies; and (C) prohibits the disclosure of any information contained in such records to any other Third Party for any purpose. The Parties agree that all information subject to review under Section 5.01(d) or provided by the Purchasers Representative to Company is Company’s Confidential Information, and neither the Administrative Agent nor the Purchasers shall use any such information for any purpose that is not germane to this Section 5.01(d). (e) Resolution; Audit Costs. Any audit under Section 5.01(d) shall be at the Purchasers’ expense, allocated to the Purchasers in accordance with their Proportionate Share; provided, however, that in the event that any such audit reveals that the amounts paid to the Purchasers hereunder for the period of such audit have been understated by more than five percent (5%) of the amounts determined to be due for the period subject to such audit, then the Company shall reimburse the Audit Costs for such audit. In the event that any audit of the books and records of any Obligor pursuant to Section 5.01(d) (i) reveals any underpayment by the Company of the amounts due hereunder, the amount of such underpayment shall be paid to the Administrative Agent for distribution to the Purchasers in accordance with their Proportionate Share within thirty (30) days of completion of such audit, or (ii) reveals any overpayment by the Company of amounts due hereunder, the amount of such overpayment shall be promptly refunded or fully creditable against amounts payable in subsequent payment periods, at the Company’s election. (f) Quarterly Reports. During the Term, the Company shall, promptly after the end of each Fiscal Quarter of the Company (but in no event later than forty-five (45) days following the end of each Fiscal Quarter), produce and deliver to the Administrative Agent (which shall, in turn, deliver to the Purchasers) a Quarterly Report for such quarter, together with a certificate of the Company, certifying that to the knowledge of the Company (i) such Quarterly Report is a true and complete copy and (ii) any statements and any data and information therein prepared by the Company are true, correct and accurate in all material respects. The Company shall use, and shall use Commercially Reasonable Efforts to ensure that each of its Affiliates shall use, Commercially Reasonable Efforts to include in each contract of the Obligors for the Development or

56 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 Commercialization of the Product entered into on or after the Effective Date, obligations reasonably appropriate to ensure that the counterparty to such contract shall furnish to the Company all information necessary for the Company to comply with this Section 5.01(f) and Section 5.01(a), and calculate the Royalty Interest Payments, U.S. Licensing / Participation Payments or Ex-U.S. Licensing / Participation Proceeds as set forth in this Agreement. In addition the Majority Purchasers may request a quarterly verbal update on material updates related to the Product Commercialization and Development Activities, including clinical trials, manufacturing and marketing related activities, whereby all Purchasers will be invited to such updates by the Company. (g) Monthly Reports. During the Term, the Company shall, promptly after the end of each calendar month (but in no event later than fifteen (15) days following the end of each calendar month), produce and deliver to the Administrative Agent (which shall, in turn, deliver to the Purchasers) a flash report disclosing (i) the number of units of Products sold in the preceding calendar month and (ii) the Gross Sales for such calendar month, in each case of (i) and (ii) solely to enable the Purchasers to review the progress of the Commercialization of the Product and which shall be preliminary, unaudited, and subject to further verifications and modifications by the Company. (h) Periodic Reports. The Company shall deliver to the Administrative Agent (which shall, in turn, deliver to the Purchasers) the following financial statements, provided that documents required to be furnished pursuant to this Section 5.01(h) shall be deemed furnished on the date that such documents are publicly available on “EDGAR”: as soon as available and in any event within forty-five (45) days after the end of the first three (3) Fiscal Quarters of each fiscal year (commencing with the Fiscal Quarter ending June 30, 2024) (i) the consolidated balance sheets of Holdings and its Subsidiaries as of the end of such Fiscal Quarter and (ii) the related consolidated statements of income, shareholders’ equity and cash flows of Holdings and its Subsidiaries for such quarter and the portion of the fiscal year through the end of such fiscal quarter, in each case prepared in all material respects in accordance with GAAP consistently applied, all in reasonable detail and setting forth in comparative form the figures for the corresponding period in the preceding fiscal year, together with (iii) a certificate of the Company stating that (x) such financial statements fairly present in all material respects the financial condition of Holdings and its Subsidiaries as at such date and (y) the results of operations of Holdings and its Subsidiaries for the period ended on such date have been prepared in all material respects in accordance with GAAP consistently applied, subject to changes resulting from normal, year-end audit adjustments and except for the absence of notes; and as soon as available and in any event within ninety (90) days after the end of each fiscal year (i) the consolidated balance sheets of Holdings and its Subsidiaries as of the end of such fiscal year and (ii) the related consolidated statements of income, shareholders’ equity and cash flows of Holdings and its Subsidiaries for such fiscal year, in each case prepared in all material respects in accordance with GAAP consistently applied, all in reasonable detail and setting forth in comparative form the figures for the previous fiscal year, accompanied by a report and opinion thereon of PricewaterhouseCoopers LLP, Ernst & Young LLP or another firm of independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agent, which report and opinion shall be prepared in accordance with generally

57 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 accepted auditing standards and such report and opinion shall not be subject to any “going concern” or like qualification or exception or emphasis of matter of going concern footnote or any qualification or exception as to the scope of such audit, and in the case of such consolidated financial statements, certified by an officer of the Company. Section 5.02 Product Agreements. Each Obligor shall comply with all material terms and conditions of and fulfill all of its obligations under all the Product Agreements, except for such noncompliance which would not reasonably be expected to give rise to a Material Adverse Effect, or Product Material Adverse Effect in the event at the time of determination, the Company or any of its Affiliates is Developing or Commercializing one or more Other Products. Section 5.03 Public Announcement. Except as required by law or any Governmental Authority (including the Securities and Exchange Commission) or except with the prior written consent of the other party (which consent shall not be unreasonably withheld, conditioned or delayed), no party shall issue any press release or make any other public disclosure with respect to the transactions contemplated by this Agreement or any other Transaction Document; provided, however, that the Company and the Administrative Agent may jointly prepare a press release approved by the Purchasers for dissemination promptly following the Effective Date and each Applicable Funding Date and Holdings may file a current report on Form 8-K (or any other public announcement using substantially the same text as the press release or Form 8-K) with respect to the transactions contemplated by this Agreement. Section 5.04 Efforts; Further Assurance. (a) Subject to the terms and conditions of this Agreement, the Purchasers and the Company agree to execute and deliver such other documents, certificates, agreements and other writings (including any financing statement filings requested by the Purchasers) and to take such other actions as may be reasonably necessary in order to consummate or implement expeditiously the transactions contemplated by this Agreement and any other Transaction Document and to vest in the Purchasers good, valid and marketable rights and interests in and to the Assigned Interests free and clear of all Liens, except for Permitted Liens. Without limiting the generality of the foregoing, in the event any Obligor engages in Product Commercialization and Development Activities outside the United States and England, such Obligor shall promptly execute, acknowledge, deliver and cause to be filed all further instruments and documents and take all other actions as the Administrative Agent may from time to time reasonably request in order to assure, obtain, perfect, preserve and protect any security interest granted or purported to be granted with respect to such Product Intellectual Property in such jurisdiction or enable the Administrative Agent to exercise and enforce its rights and remedies with respect to the Product Intellectual Property in such jurisdiction. (b) The Purchasers and the Company shall cooperate and provide assistance as reasonably requested by the other party in connection with any Third Party litigation, arbitration or other Third Party proceeding (whether threatened, existing, initiated, or contemplated prior to, on or after the date hereof) to which any party hereto or any of its officers, directors, shareholders, agents or employees is or may become a party or is or may become otherwise directly or indirectly affected or as to which any such Persons have a direct or indirect interests, in each case relating to

58 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 this Agreement, any other Transaction Document, the Assigned Interests or any other Collateral, the Back-Up Security Interest or the transactions described herein or therein. Section 5.05 Call Option. (a) Call Option. At any time after the Tranche A Funding Date, the Company shall have the right, but not the obligation (the “Call Option”), exercisable upon ten (10) days’ written notice to the Administrative Agent, to repurchase the Assigned Interests from the Purchasers at a repurchase price equal to the Call Price. In order to exercise the Call Option, the Company shall deliver written notice to the Administrative Agent of its election to so repurchase the Assigned Interests not less than ten (10) days prior to the proposed closing date (the “Call Option Closing Date”); provided, however, that such notice may state that it is conditioned upon the effectiveness of any financing transaction or one or more other events specified therein (including the occurrence of a Change of Control), in which case such notice may be revoked by the Company (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. On the Call Option Closing Date, the Company shall repurchase from each Purchaser its Assigned Interests at the Call Price in cash, the payment of which shall be made by wire transfer of immediately available funds to the Administrative Agent for the account of the Purchasers. Immediately upon exercise by the Company of the Call Option and the payment by the Company to the Purchasers of the Call Price, the Purchasers shall be deemed to have automatically assigned to the Company all right, title, and interest in and to the Assigned Interests. (b) Obligations of the Purchasers. In connection with the consummation of a repurchase of the Assigned Interests pursuant to the Call Option, the Purchasers agree, at the expense of the Company, that they will (i) promptly but no later than five (5) Business Days after any request therefor execute and deliver to the Company such releases, discharges, UCC termination statements and other documents as may be necessary to release and/or discharge the Purchasers’ Lien on the Collateral and otherwise give effect to such repurchases and (ii) take such other actions or provide such other assistance as may be necessary or as reasonably requested by the Company to give effect to such repurchase. Section 5.06 Intellectual Property. (a) Each Obligor shall, at its sole expense, take such actions to prepare, execute, deliver and file any and all agreements, documents or instruments which are necessary to diligently prosecute (as applicable) and maintain all Product Intellectual Property, including Registered Product IP, owned or Controlled by such Obligor, consistent with prudent business practice. Each Obligor shall use reasonable efforts consistent with sound business judgment to seek and to apply for patent term extensions (to the extent it has the right to do so), pediatric data package exclusivity extension, supplementary protection certificates, any functional equivalents of any of the foregoing, or similar means of extending market exclusivity or patent protection for any Product Intellectual Property which it owns or Controls, and the Product in each territory that such Obligor obtains Governmental Approval for Commercialization, and where such items are permissible, as the case may be. No Obligor shall fail to take any action to prosecute and maintain the Product Intellectual Property that it owns or Controls, which would reasonably be expected to result in a Material Adverse Effect or Product Material Adverse Effect in the event at the time of

59 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 determination, the Company or any of its Affiliates is Developing or Commercializing one or more Other Products. (b) In the event that any Obligor or the Purchasers becomes aware of any actual or suspected infringement, misappropriation, violation or invalidity claims by a Third Party of or directed to, as applicable, any material Product Intellectual Property, including any Product Patents, then promptly following such Obligor or the Purchasers, respectively, becoming aware of such actual or suspected infringement, misappropriation, violation or invalidity claim, such Obligor or the Purchasers, respectively, shall inform the Purchasers of such actual or suspected infringement, misappropriation, violation or invalidity claim and shall, in addition to such notice, provide to the Purchasers any material information within such party’s possession pertaining thereto (which may be subject to agreement necessary to protect privilege, confidentiality and the like with respect to such information). Each Obligor shall use Commercially Reasonable Efforts to defend or assert Product Intellectual Property owned or Controlled by such Obligor, including the Product Patents, against infringement, misappropriation, violation or claims and any interference by any other Person, and against any claims of invalidity or unenforceability of any Product Intellectual Property, including any Product Patents (including, by bringing any legal action for infringement or defending any counterclaim of invalidity or action of a Third Party for declaratory judgment of non-infringement or non-interference), in each case to the extent that the failure to do so would not reasonably be expected to result in a Material Adverse Effect, or Product Material Adverse Effect in the event at the time of determination, the Company or any of its Affiliates is Developing or Commercializing one or more Other Products. The Company will keep the Purchasers reasonably informed with respect to the status of any such enforcement and/or defense of such Product Intellectual Property as the Purchasers may, from time to time, reasonably request. Each Obligor shall not, and shall use its Commercially Reasonable Efforts to cause any licensee not to, disclaim, abandon or otherwise dispose, or fail to take any action necessary to prevent the disclaimer, abandonment or disposal of, any Product Intellectual Property, including any of the Product Patents, except in accordance with reasonable and prudent business practice in a manner that would not reasonably be expected to result in a Material Adverse Effect, or Product Material Adverse Effect in the event at the time of determination, the Company or any of its Affiliates is Developing or Commercializing one or more Other Products. (c) In the event that any Obligor becomes aware that the Product (including any Product Commercialization and Development Activities) infringes, misappropriates or otherwise violates any Third Party Intellectual Property, such Obligor shall, in the exercise of its reasonable business discretion, use Commercially Reasonable Efforts to attempt to secure the right to use or otherwise exploit such Intellectual Property on behalf of itself and any affected licensee, as applicable, except where the failure to do so would not reasonably be expected to result in a Material Adverse Effect, or Product Material Adverse Effect in the event at the time of determination, the Company or any of its Affiliates is Developing or Commercializing one or more Other Products, and all reasonable costs and amounts associated with obtaining any such license would be without any reduction in the Assigned Interests, if and as applicable. (d) Without the prior written consent of the Majority Purchasers, each Obligor and each of its Subsidiaries shall not, and shall ensure that its Affiliates shall not, directly or indirectly, transfer, by means of contribution, sale, assignment, lease or sublease, license or sublicense (other

60 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 than pursuant to a Permitted Licensing Agreement), dispose of or otherwise encumber any of the Product Intellectual Property, other than Permitted Liens. Section 5.07 Protective Covenants. Each Obligor shall not, and shall cause any of its Subsidiaries not to, without the prior written consent of the Purchasers: (a) Forgive, release or compromise any amount owed to any Obligor or its Subsidiaries or its Affiliates and relating to the Assigned Interests outside the Ordinary Course; (b) Waive, amend, cancel or terminate (other than expiration in accordance with its terms), exercise or fail to exercise, any of its material rights constituting or relating to the Net Sales outside the Ordinary Course; or (c) Amend, modify, restate, cancel, supplement, terminate (other than expiration in accordance with its terms), waive any material provision, or enter into any Product Agreement, or grant any consent thereunder, or agree to do any of the foregoing, including, entering into any agreement with any Person under the provisions of such Product Agreement, in each case if such action would result in a Material Adverse Effect, or Product Material Adverse Effect in the event at the time of determination, the Company or any of its Affiliates is Developing or Commercializing one or more Other Products; provided, that this clause (c) shall not apply to any Permitted Licensing Agreement (including any a co-distribution or co-promotion agreement for the Product entered into in connection with any Permitted Licensing Agreement); (d) Incur or assume any Indebtedness, except for Permitted Indebtedness; (e) Create, incur, assume or permit to exist (i) any Lien on the Assigned Interests, except for any Lien contemplated by clauses (a), (c), (d), (e), or (i) of the definition of Permitted Liens, or (ii) any Lien on any other Collateral other than the Permitted Liens; (f) Sell, assign, convey, transfer, pledge or otherwise dispose of any right to receive any portion or component of Net Sales to any other Person, except pursuant to a Permitted Revenue Financing; or (g) Enter into any contracts or arrangements or otherwise knowingly take any action or knowingly fail to act in a manner that would, individually or in the aggregate, reasonably be expected to materially and adversely affect the Purchasers’ interest in the Assigned Interests, the Back-Up Security Interest or any other Collateral (the Parties agree that the entry into the Oaktree Term Facility shall be deemed to not materially adversely affect the Purchasers’ interest in the Assigned Interests, the Back-Up Security Interest or any other Collateral). Section 5.08 Notice. (a) The Company shall provide the Administrative Agent (which shall, in turn, provide the Purchasers) with written notice as promptly as practicable (and in any event within ten (10) Business Days) after becoming aware of any of the following: any material breach or default by any Obligor of any covenant, agreement or other provision of this Agreement, or any other Transaction Document;

61 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 any representation or warranty made by any Obligor in any of the Transaction Documents or in any certificate delivered to the Administrative Agent pursuant hereto shall prove to be untrue, inaccurate or incomplete in any material respect on the date as of which made; the occurrence of an Event of Default; the occurrence of any material default or event of default under any Permitted Indebtedness; the termination of any Product Agreement other than upon its scheduled termination date; the occurrence of any event(s) or the existence of any circumstance(s) that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect, or Product Material Adverse Effect in the event at the time of determination, the Company or any of its Affiliates is Developing or Commercializing one or more Other Products; the occurrence of any event or the existence of any circumstance that (with or without notice or lapse of time, or both) would result in or serve as a basis for any, action, suit or proceeding, or any investigation or claim, or the receipt of any written notice of the foregoing, that (a) claims that the manufacture, use, marketing, sale, offer for sale, importation or distribution of the Product as currently contemplated infringes, misappropriates or otherwise violates any Intellectual Property of any other Person, (b) otherwise materially involves the Product, or (c) involves the transactions contemplated by the Transaction Documents, the Assigned Interests or the Back-Up Security Interests; (i) the filing by the Company or any ERISA Affiliate of any notice of intent to terminate any Title IV Plan, and a copy of such notice and (ii) the filing by the Company or any ERISA Affiliate of a request for a minimum funding waiver under Section 412 of the Code with respect to any Title IV Plan or Multiemployer Plan, in each case in writing and in reasonable detail (including a description of any action that it proposes to take with respect thereto, together with a copy of any notice filed with the PBGC or the IRS pertaining thereto); any Contract entered into by any Obligor or any of its Subsidiaries in connection with any claim of actual or alleged infringement, misappropriation or other violation of any Intellectual Property by or against any Obligor or any of its Subsidiaries in connection with the Product Commercialization and Development Activities; or any claim of actual or alleged infringement, misappropriation or other violation of any Intellectual Property by or against any Obligor or any of its Subsidiaries in connection with the Product Commercialization and Development Activities that would reasonably be expected to result in a Material Adverse Effect, or Product Material Adverse Effect in the event at the time of determination, the Company or any of its Affiliates is Developing or Commercializing one or more Other Products.

62 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 (b) The Company shall provide the Administrative Agent with written notice as promptly as practicable and in any event within ten (10) Business Days prior to the occurrence of a Change of Control. Section 5.09 Use of Proceeds. The Company shall use proceeds received from the Purchasers in support of the Development and Commercialization of the Product and for other general corporate purposes. Section 5.10 Taxes. (a) Group Filings. Each of the Obligors and their Subsidiaries shall timely file (taking into account all extensions of due dates) all income Tax Returns and other material Tax Returns required to be filed by it and will pay all Taxes required to be paid with such returns, except (i) Taxes that are being contested in good faith by appropriate proceedings and for which the relevant Obligor or such Subsidiary, as applicable, has set aside on its books adequate reserves with respect thereto in accordance with GAAP or (ii) in each case, to the extent that the failure to so file or pay would not reasonably be expected to have an Material Adverse Effect, or Product Material Adverse Effect in the event at the time of determination, the Company or any of its Affiliates is Developing or Commercializing one or more Other Products. (b) Withholding Forms. Each Purchaser shall deliver to the Company an IRS Form W-9 or applicable IRS Form W-8, or any successor form, as appropriate, properly completed and duly executed by such Purchaser, and such other documentation required under the Code or reasonably requested by the Company, establishing that such Purchaser is exempt from U.S. federal withholding and backup withholding tax with respect to payments under this Agreement. In addition, any Purchaser that is entitled to an exemption from or reduction of any other withholding Tax with respect to payments under this Agreement shall deliver to the Company such properly completed and executed documentation reasonably requested by the Company or the Administrative Agent as will permit any payments under this Agreement to be made without such withholding or at a reduced rate of such withholding. Each Purchaser will notify the Company reasonably in advance of any action or proposed action that would make any such form or documentation inaccurate and will replace the inaccurate form or documentation with an accurate one. The Company shall provide a Purchaser any reasonable assistance it may seek in obtaining an exemption or reduced rate from, or refund of, any withholding tax, if applicable. In addition, the Administrative Agent (or any successor Administrative Agent) shall, on or before the date on which it becomes a party hereto, provide to the Company duly completed and executed copies of (i) IRS Form W-9 or (ii) if the Administrative Agent is not a “United States person” within the meaning of Section 7701(a)(30) of the Code, IRS Form W-8IMY (with respect to amounts received on account of any Purchaser) and an appropriate IRS Form W-8 (with respect to amounts received on its own account), with the effect that, in either case, the Company will be entitled to make payments hereunder to the Administrative Agent (or any successor Administrative Agent) without withholding or deduction on account of United States federal taxes. The Administrative Agent and each Purchaser agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Company (and, with respect to any Purchaser, the Administrative Agent) in writing of its legal inability to do so.

63 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 (c) Payments Free of Taxes. Any and all payments by or on account of any Obligation shall be made without deduction or withholding for any Taxes, except as required by any Law. If any Law (as determined in the good faith discretion of the Company or the Administrative Agent, as applicable) requires the deduction or withholding of any Tax from any such payment by the Company or the Administrative Agent, then the Company or the Administrative Agent, as applicable, shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Laws and, if such Tax is an Indemnified Tax, then the sum payable by the Company shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 5.10) the Purchasers receive an amount equal to the sum they would have received had no such deduction or withholding been made. (d) Payment of Other Taxes by Company. The Company shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (e) Indemnification by the Company. The Company shall reimburse and indemnify each Purchaser, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 5.10) payable or paid by such Purchaser or required to be withheld or deducted from a payment to such Purchaser and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Company by a Purchaser shall be conclusive absent manifest error. (f) Evidence of Payments. As soon as practicable after any payment of Taxes by the Company to a Governmental Authority pursuant to this Section 5.10, the Company shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (g) Treatment of Certain Tax Benefits. If any party to this Agreement determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 5.10 (including by the payment of additional amounts pursuant to this Section 5.10), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 5.10 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 5.10(g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 5.10(g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 5.10(g)the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject

64 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 5.10(g)shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (h) Survival. Each party’s obligations under this Section 5.10 shall survive any assignment of rights by, or the replacement of, a Purchaser, the termination of the Obligations and the repayment, satisfaction or discharge of all Obligations under this Agreement. Section 5.11 Compliance with Laws and Other Obligations. Each Obligor will, and will cause each of its Subsidiaries to, (i) comply with all Laws (including Anti-Terrorism Laws and Sanctions) applicable to it and its business activities, (ii) comply with all Healthcare Laws and Governmental Approval and Product Authorizations applicable to it and its business activities and (iii) maintain in full force and effect (other than termination of such agreement in accordance with its terms), remain in compliance, and perform all obligations under all Material Contracts to which it is a party, except in each case where the failure to so comply would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, or Product Material Adverse Effect in the event at the time of determination, the Company or any of its Affiliates is Developing or Commercializing one or more Other Products. Each Obligor will, and will cause each of its Subsidiaries to maintain in effect and enforce policies and procedures reasonably designed to promote compliance by such Obligor, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Terrorism Laws and Sanctions. Section 5.12 Maintenance of Properties, Etc. Without limitation of any other covenants set forth in this Article V, each Obligor shall, and shall cause each of its Subsidiaries to, maintain and preserve all of its assets and properties relating to the Product or Product Commercialization and Development Activities, or that are otherwise necessary or useful in the conduct of its business in good working order and condition in accordance with the general practice of other Persons of similar character and size, ordinary wear and tear and damage from casualty or condemnation excepted. Section 5.13 Licenses. Without limitation of any other covenants set forth in this Article V, each Obligor shall, and shall cause each of its Subsidiaries to, obtain and maintain all Governmental Approvals necessary for the execution, delivery and performance of the Transaction Documents, the consummation of the transactions thereunder or the operation and conduct of its business and ownership of its properties (including its Product Commercialization and Development Activities), except where the failure to do so would not reasonably be expected to have a Material Adverse Effect, or Product Material Adverse Effect in the event at the time of determination, the Company or any of its Affiliates is Developing or Commercializing one or more Other Products. Section 5.14 Maintenance of Regulatory Approvals, Contracts, Etc. With respect to the Product and all Product Commercialization and Development Activities, each Obligor will (directly or indirectly), and will cause each of its Subsidiaries (to the extent applicable) to, (i) use Commercially Reasonable Efforts to maintain in full force and effect, and pay all costs and expenses relating to, all Product Authorizations, Product Agreements and other rights, interests or

65 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 assets (whether tangible or intangible) reasonably necessary for the operations of such Person’s business, except as would not reasonably be expected to have a Material Adverse Effect, or Product Material Adverse Effect in the event at the time of determination, the Company or any of its Affiliates is Developing or Commercializing one or more Other Products, and (ii) promptly after obtaining knowledge thereof, notify the Purchasers of any claim by any Person that the conduct of the business of any Obligor or any of its Subsidiaries in connection with any Product Commercialization and Development Activities, has infringed, misappropriate or otherwise violated any Intellectual Property of such Person, where such claim could reasonably be expected to have a Material Adverse Effect, or Product Material Adverse Effect in the event at the time of determination, the Company or any of its Affiliates is Developing or Commercializing one or more Other Products. Section 5.15 ERISA Compliance. Each Obligor shall comply, and shall cause each of its Subsidiaries to comply, with the provisions of ERISA with respect to any Plans to which such Obligor or such Subsidiary is a party as an employer, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect, or Product Material Adverse Effect in the event at the time of determination, the Company or any of its Affiliates is Developing or Commercializing one or more Other Products. Section 5.16 Commercialization of the Product. (a) Each Obligor (itself or through one or more Subsidiaries or licensees) shall use Commercially Reasonable Efforts to (i) Develop and obtain Marketing Authorization for Product in the United States, and (ii) Commercialize the Product in each jurisdiction in which Marketing Authorization is obtained. Without limiting the foregoing, each Obligor will use Commercially Reasonable Efforts to prepare, execute, deliver and file any and all agreements, documents or instruments that are necessary to secure and maintain Marketing Authorization in the United States for the Product. No Obligor shall withdraw or abandon, or fail to take any action necessary to prevent the withdrawal or abandonment of, Marketing Authorization in any applicable jurisdiction for the Product once obtained, other than to the extent that such withdrawal is required for safety reasons or otherwise required under applicable Law, or where maintenance of such Marketing Authorization would not constitute Commercially Reasonable Efforts. (b) Subject to Section 5.06(d), no Obligor shall enter into any Product Agreement unless such Obligor shall have performed reasonable and customary diligence in selecting the applicable counterparty to such Product Agreement and negotiating and agreeing to the terms of such Product Agreement (or any amendment, modification, restatement, cancellation, supplement, termination or waiver of any of the material terms thereof). In addition, if any Product Agreement that is necessary for the Product Commercialization and Development Activities terminates for any reason whatsoever, the applicable Obligor shall use Commercially Reasonable Efforts to enter into a replacement Product Agreement to the extent the relevant rights under such terminated Product Agreement are required for the ongoing Product Commercialization and Development Activities by such Obligor in accordance with its express obligations set forth in Section 5.16(a). (c) Upon the occurrence of a breach of any Product Agreement by any other party thereto where such breach has (or is reasonably likely to have) a Material Adverse Effect, or Product Material Adverse Effect in the event at the time of determination, the Company or any of

66 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 its Affiliates is Developing or Commercializing one or more Other Products, the Company shall use Commercially Reasonable Efforts to seek to enforce all of its (or its Subsidiary’s) rights and remedies thereunder. Section 5.17 Payment of Obligations. Each of the Obligors and their Subsidiaries shall pay and discharge (a) all its obligations and liabilities prior to the date on which penalties attach thereto, with respect to all material Taxes imposed upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by such Obligor or its Subsidiaries, except to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect, or Product Material Adverse Effect in the event at the time of determination, the Company or any of its Affiliates is Developing or Commercializing one or more Other Products, and (b) as the same shall become due and payable, all lawful claims which, if unpaid, would by Law become a Lien upon any Collateral (other than (i) with respect to the Assigned Interests, any Lien contemplated by clauses (a), (c), (d), (e) or (i) of the definition of Permitted Liens, or (ii) with respect to any other Collateral, Permitted Liens). Section 5.18 RIPSA Account. (a) By no later than 30 days after the first commercial sale of the Product, the Company shall set up the RIPSA Account and shall thereafter at all times maintain the RIPSA Account pursuant to the terms of this Agreement. (b) The Company shall cause the RIPSA Account to at all times be subject to an account control agreement (or any equivalent customary under any non-U.S. jurisdiction) among the Company, the Administrative Agent and the applicable depositary institution in favor of the Administrative Agent in form and substance reasonably acceptable to the Administrative Agent that (A) ensures, to the extent necessary under applicable Law and subject to the Intercreditor Agreement, the perfection of a first priority (subject to Liens permitted by clause (i) of the definition of “Permitted Liens”) security interest in favor of the Administrative Agent on the RIPSA Account, (B) provides that, upon written notice from the Administrative Agent, such depositary institution shall comply with instructions originated by the Administrative Agent directing disposition of the funds in the RIPSA Account without further consent of the Company and (C) may not be terminated without the prior written consent of the Administrative Agent. Section 5.19 Sanctions; Anti-Corruption Use of Proceeds. (a) No Obligor nor any of its Subsidiaries or their respective agents shall (i) conduct any business or engage in any transaction or dealing with any Sanctioned Person, including the making or receiving any contribution of funds, goods or services to or for the benefit of any Sanctioned Person; (ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to any Sanctions; or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Sanctions, the Patriot Act or any other Anti- Terrorism Law.

67 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 (b) The Company will not, directly or, to the knowledge of the Company, indirectly, use proceeds received from the Purchasers, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any applicable anti-corruption Law, or (ii) (A) for the purpose of funding any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of country- or territory-wide Sanctions, in violation of Sanctions or (B) in any manner that would result in a violation of Sanctions by any party to this Agreement. ARTICLE VI TERMINATION Section 6.01 Term and Termination Date. Except as provided in this Section 6.01 and in Section 6.02, this Agreement shall commence on the Effective Date and shall terminate upon the earliest of the following (the “Term”): (a) If prior to the Tranche A Funding Date, the earliest to occur of the following: Pursuant Section 2.03(a), the occurrence of a Pre-Funding Change of Control and the upon payment of the Pre-Funding Event of Default Fee; Pursuant Section 2.03(b), the occurrence of a Tranche A Funding Event of Default and upon payment of the Pre-Funding Event of Default Fee; pursuant Section 2.03(c), the occurrence of a Bankruptcy Event of Default and upon payment of the Pre-Funding Event of Default Fee; and pursuant to Section 2.03(d), the occurrence of an Event of Default, other than a Pre-Funding Change of Control, Tranche A Funding Event of Default and Bankruptcy Event of Default and the unanimous demand in writing by the Purchasers and upon payment of the Pre- Funding Event of Default Fee. (b) If on or after the Tranche A Funding Date, the earliest to occur of the following: upon the receipt by the Purchasers of the Hard Cap; upon the Call Option Closing Date and upon the payment of the applicable Call Price; pursuant Section 2.03(c), the occurrence of a Bankruptcy Event of Default and upon payment of the Event of Default Fee; and pursuant to Section 2.03(d), the occurrence of an Event of Default, other than a Bankruptcy Event of Default and the unanimous demand in writing by the Purchasers and upon payment of the Event of Default Fee.

68 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 (c) Notwithstanding anything to the contrary herein, either Party may terminate this Agreement in the event Ensifentrine Approval is not obtained on or prior to September 30, 2024. (d) In addition, notwithstanding anything to the contrary herein, the Company may terminate this Agreement by written notice immediately upon the Purchasers’ failure to pay the Tranche A Purchase Price on the date that it is due in accordance with Section 2.05(b)unless such failure is caused by an error or omission of an administrative or operational nature and such payment is made within two (2) Business Days of the original due date. (e) Upon expiration or termination of this Agreement in accordance with its terms and upon payment of all amounts due to the Purchasers hereunder, all right, title, and interest in and to the Assigned Interest and the Collateral shall automatically revert to Company, and the Purchasers will have no further rights, title, or interest in the Assigned Interests or the Collateral. Section 6.02 Effect of Termination. In the event of the termination of this Agreement pursuant to Section 6.01, (a) this Agreement shall forthwith become void and have no effect without any liability on the part of any party hereto or its Affiliates, directors, officers, stockholders, partners, managers or members other than the provisions of this Section 6.02, Section 7.05 and Section 7.19 hereof, which shall survive any termination as set forth in Section 6.01, (b) upon the payment and performance in full of all Obligations hereunder (other than contingent indemnification claims for which no claim has been made), the Back-Up Security Interest created by any Transaction Document shall be automatically released and (c) the Collateral and, to the extent that any transfer of the Assigned Interests to the Purchasers contemplated by this Agreement is held not to be a true sale, the Assigned Interests, shall revert back to the Company. In the event of a sale, transfer or any other disposition of any Collateral in a transaction permitted under this Agreement or subject to the terms of the Intercreditor Agreement or any Permitted First Lien Intercreditor Agreement or Permitted Pari Passu Intercreditor Agreement, the security interests in such Collateral created by any Transaction Document shall automatically be released. In connection with any such termination and release, the Administrative Agent and the Purchasers shall, at the expense of the Company, execute and deliver to and authorize the filing by any Obligor all documents such Obligor shall reasonably request to evidence such termination and release. Nothing contained in this Section 6.02 shall relieve any party from liability for any breach of this Agreement. Section 6.03 Reinstatement. The Obligations under this Agreement shall be automatically reinstated if and to the extent that for any reason any payment by the Company is at any time rescinded, annulled, avoided, set aside, invalidated, declared to be fraudulent transfer or must be otherwise restored or repaid by any Purchasers, whether as a result of any proceedings in bankruptcy or reorganization, equitable cause or otherwise. ARTICLE VII MISCELLANEOUS Section 7.01 Survival. All representations and warranties made herein and in any other Transaction Document, any certificates or in any other writing delivered pursuant hereto or thereto

69 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 shall survive the execution and delivery of this Agreement and shall continue to survive until the termination of this Agreement in accordance with Article VII. Section 7.02 Limitations on Damages. Notwithstanding anything to the contrary in this Agreement, in no event shall either party be liable for special, indirect, incidental, punitive or consequential damages of the other party, whether or not caused by or resulting from the actions of such party or the breach of its covenants, agreements, representations or warranties hereunder, even if such party has been advised of the possibility of such damages. Section 7.03 Notices. All notices, requests, instructions, directions and other communications provided for herein (including any modifications of, or waivers, requests or consents under, this Agreement) or in the other Transaction Documents shall be given or made in writing (including by telecopy or email) delivered, if to the Company, Holdings, the Administrative Agent or any Purchaser, to its address specified on the signature pages hereto, or at such other address as shall be designated by such party in a written notice to the other parties. Except as otherwise provided in this Agreement or therein, all such communications shall be deemed to have been duly given upon receipt of a legible copy thereof, in each case given or addressed as aforesaid. All such communications provided for herein by telecopy shall be confirmed in writing promptly after the delivery of such communication (it being understood that non-receipt of written confirmation of such communication shall not invalidate such communication). Section 7.04 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No Obligor shall be entitled to assign the Transaction Documents or any of its obligations and rights under the Transaction Documents without the prior written consent of each Purchaser, and any such assignment in violation of this Section 7.04 shall be null and void; provided that the foregoing shall not apply to any assignment by merger or operation of law provided that the successor or surviving entity, if not the Obligor, shall agree in writing to be bound by all the provisions of this Agreement. The consent of the Company (such consent not to be unreasonably withheld, conditioned or delayed) shall be required for any transfer or assignment of Assigned Interests by a Purchaser unless (x) an Event of Default arising from a violation of any of Section 2.02 or Section 2.03 or a Bankruptcy Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to an Eligible Transferee; provided that the Company shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received written notice thereof; provided, further, that, the consent of the Company shall not be required for any assignment to (x) Oaktree Capital Management, L.P. or any of its managed funds or accounts, (y) any Affiliate of the foregoing or (z) any OMERS Purchaser. Any assignment made in violation or breach of this Section 7.04 shall be null and void. Section 7.05 Indemnification. (a) Each Obligor, jointly and severally, hereby indemnifies and holds the Administrative Agent, the Purchasers and their respective Affiliates and any of their respective limited partners, general partners, partners, directors, managers, members, officers, employees and agents (each, a “Purchasers Indemnified Party”) harmless from and against any and all Losses

70 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 (including all Losses in connection with any product liability claims or claims of infringement, violation or misappropriation of any Intellectual Property rights of any Third Parties) incurred or suffered by any Purchasers Indemnified Party arising out of any breach of any representation, warranty or certification made by any Obligor in any of the Transaction Documents or any breach of or default under any covenant or agreement by any Obligor pursuant to any Transaction Document, including any failure by any Obligor to satisfy any of the Excluded Liabilities and Obligations; provided, however, that the foregoing shall exclude any indemnification to any Purchasers Indemnified Party (i) that results from the gross negligence, bad faith or willful misconduct, or violation of applicable Law of such the Purchasers Indemnified Party, (ii) to the extent resulting from acts or omissions of any Obligor based upon and in compliance with the written instructions from any Purchasers Indemnified Party or (iii) for any matter in respect of which any Company Indemnified Party would be entitled to indemnification under Section 7.05(b). This Section 7.05(a) shall not apply to Taxes other than Taxes relating to a non-Tax claim or Loss governed by this Section 7.05(a). (b) The Purchasers, severally but not jointly, hereby indemnify and hold the Company, its Affiliates and any of their respective partners, directors, managers, officers, employees and agents (each, a “Company Indemnified Party”) harmless from and against any and all Losses incurred or suffered by a Company Indemnified Party arising out of any breach of any representation, warranty or certification made by the Purchasers in any of the Transaction Documents or any breach of or default under any covenant or agreement by the Purchasers pursuant to any Transaction Document; provided, however, that the foregoing shall exclude any indemnification to any Company Indemnified Party (i) that results from the gross negligence, bad faith or willful misconduct or violation of applicable Law of such Company Indemnified Party, (ii) to the extent resulting from acts or omissions of the Purchasers based upon and in compliance with the written instructions from any Company Indemnified Party or (iii) for any matter in respect of which any Purchasers Indemnified Party would be entitled to indemnification under Section 7.05(a). This Section 7.05(b) shall not apply to Taxes other than Taxes relating to a non-Tax claim or Loss governed by this Section 7.05(b). (c) If any claim, demand, action or proceeding (including any investigation by any Governmental Authority) shall be brought or alleged against an indemnified party in respect of which indemnity is to be sought against an indemnifying party pursuant to the preceding paragraphs, the indemnified party shall, promptly after receipt of notice of the commencement of any such claim, demand, action or proceeding, notify the indemnifying party in writing of the commencement of such claim, demand, action or proceeding, enclosing a copy of all papers served, if any; provided, that the omission to so notify such indemnifying party will not relieve the indemnifying party from any liability that it may have to any indemnified party under the foregoing provisions of this Section 7.05 unless, and only to the extent that, such omission results in the forfeiture of, or has a material adverse effect on the exercise or prosecution of, substantive rights or defenses by the indemnifying party. In case any such action is brought against an indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not

71 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 be liable to such indemnified party under this Section 7.05 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. In any such proceeding, an indemnified party shall have the right to retain its own counsel, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the indemnifying party has assumed the defense of such proceeding and has failed within a reasonable time to retain counsel reasonably satisfactory to such indemnified party or (iii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interests between them based on the advice of such counsel. It is agreed that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate law firm in each relevant jurisdiction for all such indemnified parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding. (d) The indemnification afforded by this Section 7.05 shall be the sole and exclusive remedy for any and all Losses awarded against or incurred or suffered by the Purchasers Indemnified Parties against the Obligors in connection with the Obligors’ indemnification obligations hereunder and the Company Indemnified Parties against the Purchasers in connection with the Purchasers’ indemnification obligations hereunder, in each case other than any indemnification obligations resulting from (A) the gross negligence, the bad faith or willful misconduct or violation of applicable Law of the other Party or (B) acts or omissions based upon and in compliance with the written instructions from the other Party; provided that nothing in this Section 7.05 shall alter or affect the rights of the Purchasers to exercise remedies under the Transaction Documents in accordance with their terms or other rights of creditors under the UCC or any other applicable Law. (e) Notwithstanding anything in this Agreement to the contrary, no Obligor shall have any liability under this Section 7.05 on any day on which such indemnity claim under this Section 7.05 is paid by such Obligor, in excess of the Cap Amount for such day. “Cap Amount” means, for any day on which an indemnity claim under this Section 7.05 is paid by any Obligor, the excess of (x) the Hard Cap over (y) the sum of (A) the aggregate amount of Royalty Interest Payments, U.S. Licensing / Participation Payments and Ex-U.S. Licensing / Participation Payments received by the Purchasers on or prior to such day and (B) the aggregate amount of payments made under this Section 7.05 by any Obligor on or prior to such day. Notwithstanding anything in this Agreement to the contrary, the Purchasers shall not have any liability under this Section 7.05 in excess of the Purchase Price, in the aggregate. Section 7.06 No Implied Representations and Warranties. Each party acknowledges and agrees that, other than the representations and warranties specifically contained in any of the Transaction Documents, there are no representations or warranties of either party or any other

72 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 Person either expressed or implied with respect to the Assigned Interests or the transactions contemplated hereby. Without limiting the foregoing, each of the Purchasers acknowledges and agrees that (a) such Purchaser and its Affiliates, together with its and its Affiliates’ representatives, have made their own investigation of the Product (including the Product Intellectual Property) and are not relying on any implied warranties or upon any representation or warranty whatsoever as to the future amount or potential amount of the Assigned Interests or as to the creditworthiness of the Obligors and (b) except as expressly set forth in any representation or warranty in a Transaction Document, such Purchaser shall have no claim or right to indemnification pursuant to Section 7.05 (or otherwise) with respect to any information, documents or materials furnished to such Purchaser, any of its Affiliates, or any of its or its Affiliates’ representatives, including any information, documents or material made available to such Purchaser and its Affiliates and its Affiliates’ representatives in any data room, presentation, interview or any other form relating to the transactions contemplated hereby. Section 7.07 Independent Nature of Relationship. (a) The relationship between each Obligor and its Subsidiaries, on the one hand, and the Purchasers, on the other, is solely that of seller and purchaser, and neither the Purchasers, on the one hand, nor any Obligor and its Subsidiaries, on the other, has any fiduciary, employment, franchise, agency or other special relationship with the other or any of their respective Affiliates. Nothing contained herein or in any other Transaction Document shall be deemed to constitute any Obligor and its Subsidiaries and the Purchasers as a partnership, an association, a joint venture or other kind of entity or legal form for any purposes. The Parties agree that they shall not take any inconsistent position with respect to such treatment in a filing with any Governmental Authority. (b) The Company and/or any of its Affiliates shall not at any time obligate the Purchasers, or impose on the Purchasers any obligation, in any manner or with respect to any Person not a party hereto. Section 7.08 Tax Treatment. For all U.S. federal, state and local and non-U.S. tax purposes, unless otherwise required by applicable Law, each Obligor and its Subsidiaries, on the one hand, and the Purchasers, on the other, shall treat this Agreement as effecting a sale of a contractual right to receive payments in respect of the Assigned Interests. The Parties do not intend that the Assigned Interests be treated as an equity, profit-participating or ownership interest in the Company or any other Obligor or Subsidiary or as creating an actual or constructive partnership, joint venture, association, or similar relationship or arrangement between or among the Parties for tax purposes. The Parties agree not to take any position that is inconsistent with the provisions of this Section 7.08 on any Tax Return or in any audit or other administrative or judicial proceeding unless (i) all the Parties have consented in writing to take such an inconsistent position, (ii) the Party that contemplates taking such an inconsistent position has been advised by a nationally recognized counsel or accounting firm in writing that it is more likely than not that the inconsistent position is required by applicable Law, or (iii) to the extent required pursuant to a “determination” within the meaning of Section 1313(a) of the Code, or a comparable provision of applicable state, local or non-U.S. Law. Notwithstanding anything to the contrary in this Agreement, this Section 7.08 shall govern with respect to the tax treatment of the transactions hereunder.

73 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 Section 7.09 Entire Agreement. This Agreement, together with the Exhibits and Schedules hereto (which are incorporated herein by reference), and the other Transaction Documents constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements (including the Term Sheet), understandings and negotiations, both written and oral, between the parties with respect to the subject matter of this Agreement. No representation, inducement, promise, understanding, condition or warranty not set forth herein (or in the Exhibits, Schedules or other Transaction Documents) has been made or relied upon by either party hereto. None of this Agreement, nor any provision hereof, is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder. Section 7.10 Amendments; No Waivers. (a) This Agreement or any term or provision hereof may not be amended, changed or modified except with the written consent of the parties hereto. No waiver of any right hereunder shall be effective unless such waiver is signed in writing by the party against whom such waiver is sought to be enforced. (b) No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law. Section 7.11 Interpretation. When a reference is made in this Agreement to Articles, Sections, Schedules or Exhibits, such reference shall be to an Article, Section, Schedule or Exhibit to this Agreement unless otherwise indicated. The words “include”, “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation”. Neither party hereto shall be or be deemed to be the drafter of this Agreement for the purposes of construing this Agreement against one party or the other. Unless otherwise expressly provided herein, references to organizational documents, agreements (including the Transaction Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto permitted by the Transaction Documents. Section 7.12 Headings and Captions. The headings and captions in this Agreement are for convenience and reference purposes only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement. Section 7.13 Counterparts; Effectiveness. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other parties hereto. Any counterpart may be executed by facsimile or pdf signature and such facsimile or pdf signature shall be deemed an original. Section 7.14 Severability. If any provision of this Agreement is held to be invalid or unenforceable, the remaining provisions shall nevertheless be given full force and effect.

74 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 Section 7.15 Expenses. Each Obligor, jointly and severally, agrees to pay or reimburse (i) each Purchaser and the Administrative Agent for each of their reasonable and documented out- of-pocket costs and expenses (including the reasonable and documented out of pocket fees, expenses, charges and disbursements of counsel of Sullivan & Cromwell LLP and counsel of Hogan Lovells US LLP, each counsel to the Administrative Agent and the Purchasers, and (if necessary) of a single local counsel to the Administrative Agent and the Purchasers, taken as a whole, in each relevant material jurisdiction and one regulatory counsel for the Administrative and the Purchasers taken as a whole, and any sales, goods and services or other similar Taxes applicable thereto, and reasonable and documented printing, reproduction, document delivery, communication and travel costs) in connection with (x) the negotiation, preparation, execution and delivery of this Agreement and the other Transaction Documents and the making of the purchases (exclusive of post-closing costs); provided that, notwithstanding the foregoing, (A) the Obligors shall only be required to pay or reimburse legal and Intellectual Property diligence expenses (collectively, “Legal & IP Expenses”) pursuant to this clause (i)(x) in an amount equal to (1) 100% of any Legal and IP Expenses up to $500,000 (in the aggregate with any due diligence expenses required to be paid or reimbursed by the obligors under the Oaktree Term Loan Facility) and (2) 50% of any Legal and IP Expenses in excess thereof and (B) the Obligors shall only be required to pay or reimburse due diligence expenses (other than Intellectual Property diligence expenses constituting Legal and IP Expenses) pursuant to this clause (i)(x) in an amount equal to (1) 100% of any such due diligence expenses up to $125,000 (in the aggregate with any due diligence expenses (other than intellectual property diligence expenses) required to be paid or reimbursed by the obligors under the Oaktree Term Loan Facility) and (2) 50% of any such due diligence expenses in excess thereof; provided, further, that the amount of all Legal and IP Expenses, due diligence expenses and all other fees, costs and expenses payable pursuant to this clause (i) shall be net of any amounts previously paid by any Obligor to the Administrative Agent or any Purchaser as a deposit against such fees, costs and expenses, (y) post-closing costs (including costs of the administration of this Agreement and the other Transaction Documents) and (z) the negotiation or preparation of any modification, supplement or waiver of any of the terms of this Agreement or any of the other Transaction Documents (whether or not consummated) and (ii) each of the Administrative Agent and the Purchasers for all of their documented out-of-pocket costs and expenses (including the reasonable and documented fees and expenses of any legal counsel, provided, that such documentation shall not include legal time entries, but may include aggregate hours) in connection with the enforcement, exercise or protection of their rights in connection with this Agreement and the other Transaction Documents, including their rights under this Section 7.15 , or in connection with the purchases made hereunder, including such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such purchases. Section 7.16 Governing Law; Jurisdiction. (a) This Agreement shall be governed by, and construed, interpreted and enforced in accordance with, the laws of the state of New York, without giving effect to the principles of conflicts of law thereof. (b) Any legal action or proceeding with respect to this Agreement or any other Transaction Document may be brought in any state or federal court of competent jurisdiction in the State of New York, County of New York. By execution and delivery of this Agreement, each party hereto hereby irrevocably consents to and accepts, for itself and in respect of its property,

75 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 generally and unconditionally the exclusive jurisdiction of such courts. Each party hereto hereby further irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of any Transaction Document. (c) Each party hereto hereby irrevocably consents to the service of process out of any of the courts referred to in subsection (b) of this Section 7.16 in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at its address set forth in this Agreement. Each party hereto hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any suit, action or proceeding commenced hereunder or under any other Transaction Document that service of process was in any way invalid or ineffective. Nothing herein shall affect the right of a party to serve process on the other party in any other manner permitted by law. Section 7.17 Waiver of Jury Trial. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any action, proceeding, claim or counterclaim arising out of or relating to any Transaction Document or the transactions contemplated under any Transaction Document. This waiver shall apply to any subsequent amendments, renewals, supplements or modifications to any Transaction Document. Section 7.18 Release of Liens upon Certain Permitted Financings; Non- Disturbance; Permitted First Lien Intercreditor Agreement; Permitted Pari Passu Intercreditor Agreement. (a) In connection with the incurrence by any Obligor or any of its Subsidiaries of any Permitted Priority Debt (other than the Oaktree Term Loan Facility), the Administrative Agent and the Purchasers (upon request of the Company) shall enter into an intercreditor agreement with the lenders under such Permitted Priority Debt (or the agent to such lenders), which intercreditor agreement shall contain substantially similar terms as those in the Intercreditor Agreement, or such other terms as are reasonably acceptable to the Company, the Administrative Agent and the Purchasers (a “Permitted First Lien Intercreditor Agreement”). In connection with the incurrence or entry into by any Obligor or any of its Subsidiaries of any Permitted Revenue Financing, the Administrative Agent and the Purchasers (upon request of the Company) shall enter into a customary pari passu intercreditor agreement with the lenders or purchasers under such Permitted Revenue Financing (or the agent to such lenders or purchasers), in form and substance reasonably acceptable to the Company, the Administrative Agent and the Purchasers (any such intercreditor agreement, an “Permitted Pari Passu Intercreditor Agreement”). (b) Upon the request of any licensee party (or prospective licensee to be a party) to a Permitted Licensing Agreement, the Administrative Agent and the Purchasers shall, at the reasonable request of the Company, enter into non-disturbance and similar agreements in connection with the licensing of any Product Intellectual Property and other general intangibles covering the Product permitted under this Agreement to the extent reasonably requested by licensee thereof and on terms reasonably satisfactory to the Majority Purchasers. In connection with any licensing or sub-licensing transactions permitted pursuant to this Agreement, each of the Administrative Agent and the Purchasers agree, at the request of the Company, to execute and

76 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 deliver such documents as the Company may reasonably request to evidence such non-disturbance or similar agreement which shall be on terms reasonably satisfactory to the Majority Purchasers. (c) Any Lien held by the Purchasers or by the Administrative Agent for the benefit of the Purchasers against (i) any Collateral that is disposed of by any Obligor or its Subsidiaries (including pursuant to a valid waiver or consent) in any transaction not prohibited by this Agreement or (ii) any property subject to a Lien described in clause (b) of the definition of “Permitted Liens” shall, in each case, be automatically released without further action by the Administrative Agent, any Purchaser or any Obligor or its Subsidiary, and each Purchaser hereby directs the Administrative Agent to, and the Administrative Agent hereby agrees, upon receipt of reasonable advance notice from the Company and at the expense of the Company, to execute and deliver or file such documents and to perform other actions reasonably necessary to release the guarantees and Liens when and as directed pursuant to this Section 7.18 and deliver to the Company, at the expense of the Company, any portion of such Collateral so released pursuant to this Section 7.18 that is in possession of the Administrative Agent. Section 7.19 Confidentiality. The Administrative Agent and the Purchasers agree to keep confidential all non-public information provided to it by any Obligor pursuant to this Agreement; provided that nothing herein shall prevent the Administrative Agent or the Purchasers from disclosing any such information (i) to the Purchasers, any Affiliate of the Purchasers or any other assignee permitted under Section 7.04, (ii) to their employees, officers, directors, agents, attorneys, accountants, trustees and other professional advisors, potential or actual lenders or investors or those of any of its Affiliates (collectively, its “Affiliated Parties”), (iii) upon the request or demand of any Governmental Authority purporting to have jurisdiction over such Person or its Affiliates (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (iv) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Law, (v) if required to do so in connection with any litigation or similar proceeding, (vi) that has been publicly disclosed (other than as a result of a disclosure in violation of this Section 7.19) or (vii) to the extent necessary in connection with the exercise of any remedy hereunder or under any other Transaction Document; provided that, in the case of disclosure pursuant to clause (iii), (iv) and (v) above, the Purchasers shall promptly provide notice to the Company to the extent reasonable and not prohibited by Law or any applicable Governmental Authority; provided, further, that the Administrative Agent and the Purchasers shall be permitted to disclose a general description of transactions arising under the Transaction Documents for advertising, marketing or other similar purposes (including, so-called “tombstone” advertisements and notices). ARTICLE VIII THE ADMINISTRATIVE AGENT Section 8.01 Appointments and Duties. (a) Appointment of the Administrative Agent. Each of the Purchasers hereby irrevocably appoints Oaktree Fund Administration, LLC (together with any successor Administrative Agent) as the Administrative Agent hereunder and authorizes the Administrative Agent to (i) execute and deliver the Transaction Documents and accept delivery thereof on its

77 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 behalf from any Obligor or any of its Subsidiaries, (ii) take such action on its behalf and to exercise all rights, powers and remedies and perform the duties as are expressly delegated to the Administrative Agent under such Transaction Documents and (iii) exercise such powers as are reasonably incidental thereto. Except as expressly set forth herein, the provisions of this Article VIII are solely for the benefit of the Administrative Agent and the Purchasers, and neither the Company nor its Affiliates shall have rights as a third-party beneficiary of any such provisions. (b) Duties as Agent. Without limiting the generality of Section 8.01(a), the Administrative Agent shall have the sole and exclusive right and authority (to the exclusion of the Purchasers), and is hereby authorized, to (i) act as the disbursing and collecting agent for the Purchasers with respect to all payments and collections arising in connection with the Transaction Documents, and each Person making any payment in connection with any Transaction Document to any Secured Party is hereby authorized to make such payment to the Administrative Agent, (ii) file and prove claims and file other documents necessary or desirable to allow the claims of the Secured Parties with respect to any Obligation in any bankruptcy, insolvency or similar proceeding (but not to vote, consent or otherwise act on behalf of such Secured Party), (iii) act as collateral agent for each Secured Party for purposes of acquiring, holding, enforcing and perfecting all Liens created by the Transaction Documents and all other purposes stated therein, (iv) manage, supervise and otherwise deal with the Collateral, (v) take such other action as is necessary or desirable to maintain the perfection and priority of the Liens created or purported to be created by the Transaction Documents, (vi) except as may be otherwise specified in any Transaction Document, exercise all remedies given to the Administrative Agent and the other Secured Parties with respect to the Collateral, whether under the Transaction Documents, applicable Laws or otherwise and (vii) execute any amendment, consent or waiver under the Transaction Documents on behalf of any Purchaser that has consented in writing to such amendment, consent or waiver; provided that the Administrative Agent hereby appoints, authorizes and directs each Purchaser to act as collateral sub-agent for the Administrative Agent and the Purchasers for purposes of the perfection of all Liens with respect to the Collateral, including any deposit account maintained by any Obligor, and cash and cash equivalents held by, such Purchaser, and may further authorize and direct the Purchasers to take further actions as collateral sub-agents for purposes of enforcing such Liens or otherwise to transfer the Collateral subject thereto to the Administrative Agent, and each Purchaser hereby agrees to take such further actions to the extent, and only to the extent, so authorized and directed. (c) Limited Duties. The Purchasers and the Company hereby each acknowledge and agree that the Administrative Agent (i) has undertaken its role hereunder purely as an accommodation to the parties hereto and the transactions contemplated hereby, (ii) is receiving no compensation for undertaking such role and (iii) subject only to the notice provisions set forth in Section 8.09, may resign from such role at any time for any reason or no reason whatsoever. Without limiting the foregoing, the parties hereto further acknowledge and agree that under the Transaction Documents, the Administrative Agent (i) is acting solely on behalf of the Purchasers (except to the limited extent provided in Section 8.11) with duties that are entirely administrative in nature, notwithstanding the use of the defined term “the Administrative Agent”, the terms “agent”, “administrative agent” and “collateral agent” and similar terms in any Transaction Document to refer to the Administrative Agent, which terms are used for title purposes only, (ii) is not assuming any duty or obligation under any Transaction Document other than as expressly set forth therein or any role as agent, fiduciary or trustee of or for any Purchaser or any other Secured

78 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 Party and (iii) shall have no implied functions, responsibilities, duties, obligations or other liabilities under any Transaction Document (fiduciary or otherwise), in each case, regardless of whether a Default, breach or Event of Default under this Agreement has occurred and is continuing, and each Purchaser hereby waives and agrees not to assert any claim against the Administrative Agent based on the roles, duties and legal relationships expressly disclaimed in this clause (c). Without in any way limiting the foregoing, the Administrative Agent shall not, except as expressly set forth in this Agreement and in the other Transaction Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. Section 8.02 Binding Effect. Each Purchaser agrees that (i) any action taken by the Administrative Agent in accordance with the provisions of the Transaction Documents, (ii) any action taken by the Administrative Agent in reliance upon the instructions of the Purchasers and (iii) the exercise by the Administrative Agent of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Secured Parties. Section 8.03 Use of Discretion. (a) No Action without Instructions. The Administrative Agent shall not be required to exercise any discretion or take, or to omit to take, any action, including with respect to enforcement or collection, except (subject to clause (b) below) any action it is required to take or omit to take (i) under any Transaction Document or (ii) pursuant to written instructions from the Majority Purchasers (or, where expressly required or permitted by the terms of this Agreement, any number of the Purchasers). (b) Right Not to Follow Certain Instructions. Notwithstanding Section 8.03(a) or any other term or provision of this Article VIII, the Administrative Agent shall not be required to take, or to omit to take, any action (i) unless, upon demand, the Administrative Agent receives an indemnification satisfactory to it from the Purchasers (or, to the extent applicable and acceptable to the Administrative Agent, any other Secured Party) against all liabilities that, by reason of such action or omission, may be imposed on, incurred by or asserted against the Administrative Agent or any Affiliate thereof or (ii) that is, in the opinion of the Administrative Agent, in its sole and absolute discretion, contrary to any Transaction Document, Law or the best interests of the Administrative Agent or any of its Affiliates, including, for the avoidance of doubt, any action that may be in violation of the automatic stay in connection with any insolvency or similar proceeding. Section 8.04 Delegation of Rights and Duties. The Administrative Agent may, upon any term or condition it specifies, delegate or exercise any of its rights, powers and remedies under, and delegate or perform any of its duties or any other action with respect to, any Transaction Document by or through any trustee, co-agent, employee, attorney-in-fact and any other Person (including any Secured Party). The Administrative Agent and any such Person may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates. Any such Person and its Affiliates shall benefit from this Article VIII to the extent provided by the Administrative Agent; provided, however, that the exculpatory provisions of this Article VIII shall apply to any such sub-agent and to the Affiliates of the Administrative Agent and of any such sub-

79 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 agent, and shall apply to their respective activities in connection with their activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. Section 8.05 Liability. (a) The Administrative Agent may, without incurring any liability hereunder, (i) consult with any of its Affiliates and, whether or not selected by it, any other advisors, accountants and other experts (including advisors to, and accountants and experts engaged by, any Obligor) and (ii) rely and act upon any notice, request, certificate, consent, statement, instrument, document or other writing (including and electronic message, Internet or intranet website posting or other distribution), telephone message or conversation or oral conversation, in each case believed by it to be genuine and transmitted, signed or otherwise authenticated by the appropriate parties. In determining compliance with any condition hereunder to the making of a Purchase Price payment that by its terms must be fulfilled to the satisfaction of a Purchaser, the Administrative Agent may presume that such condition is satisfactory to such Purchaser unless the Administrative Agent shall have received written notice to the contrary from such Purchaser prior to the making of such purchase. (b) Neither the Administrative Agent nor any of its Affiliates shall be liable for any action taken or omitted to be taken by any of them under or in connection with any Transaction Document, and the Purchasers and the Company hereby waive and shall not assert (and the Company shall cause each other Obligor to waive and agree not to assert) any right, claim or cause of action based thereon, except to the extent of liabilities resulting primarily from the fraudulent conduct or behavior of the Administrative Agent or, as the case may be, such Affiliate (each as determined in a final, non-appealable judgment or order by a court of competent jurisdiction) in connection with the duties expressly set forth herein. Without limiting the foregoing, the Administrative Agent: shall not be responsible or otherwise incur liability for any action or omission taken in reliance upon the instructions of, or with the consent of, the Purchasers or for the actions or omissions of any of its Affiliates selected with reasonable care (other than employees, officers and directors of the Administrative Agent, when acting on behalf of the Administrative Agent); shall not be responsible to any Secured Party for the (a) validity, enforceability, effectiveness or genuineness of this Agreement, any other Transaction Document or any other agreement, instrument or document, or (b) due execution, legality, validity, enforceability, effectiveness, genuineness, sufficiency or value of, or the attachment, perfection or priority of any Lien created or purported to be created under or in connection with, any Transaction Document; makes no warranty or representation, and shall not be responsible, to any Secured Party for, and shall not have any duty to ascertain or inquire into, any statement, document, information, certificate, report, representation or warranty made or furnished by or on behalf of

80 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 any Affiliate, in or in connection with any Transaction Document or any transaction contemplated therein, whether or not transmitted by the Administrative Agent, including as to completeness, accuracy, scope or adequacy thereof, or for the scope, nature or results of any due diligence performed by the Administrative Agent in connection with the Transaction Documents (other than to confirm receipt of items expressly required to be delivered to the Administrative Agent); and shall not have any duty to ascertain or to inquire as to the performance or observance of any provision of any Transaction Document or whether any condition set forth in any Transaction Document is satisfied or waived, including, without limiting the generality of the foregoing, as to the financial condition of any Obligor or as to the existence or continuation or possible occurrence or continuation of any Default or Event of Default and shall not be deemed to have notice or knowledge of such occurrence or continuation unless it has received a notice from the Company or any Purchaser describing such Event of Default clearly labeled “put option event” (in which case the Administrative Agent shall promptly give notice of such receipt to all Purchasers); and, for each of the items set forth in clauses (i) through (iv) above, each Purchaser and the Company hereby waives and agrees not to assert (and the Company shall cause each other Obligor to waive and agree not to assert) any right, claim or cause of action it might have against the Administrative Agent based thereon. Section 8.06 Administrative Agent Individually. The Administrative Agent and its Affiliates may make loans and other extensions of credit to, acquire stock and stock equivalents of, accept deposits from, act as the financial advisor for or in any other advisory capacity for, or engage in any kind of business with, any Obligor or its Subsidiaries as though it were not acting as the Administrative Agent and may receive separate fees and other payments therefor. To the extent the Administrative Agent or any of its Affiliates becomes a Purchaser hereunder, it shall have and may exercise the same rights and powers hereunder and shall be subject to the same obligations and liabilities as any other Purchaser and the term “Purchaser” and any similar terms shall, except where otherwise expressly provided in any Transaction Document, include, without limitation, the Administrative Agent or such Affiliate, as the case may be, in its individual capacity as Purchaser. Section 8.07 Purchaser Investment Decision. Each Purchaser acknowledges that it has, independently and without reliance upon the Administrative Agent, any Purchaser or any of their Affiliates or upon any document solely or in part because such document was transmitted by the Administrative Agent or any of its Affiliates, conducted its own independent investigation of the financial condition and affairs of each Obligor and has made and continues to make its own credit decisions in connection with entering into, and taking or not taking any action under, any Transaction Document or with respect to any transaction contemplated in any Transaction Document, in each case based on such documents and information as it shall deem appropriate. Section 8.08 Expenses; Indemnities. (a) Each Purchaser agrees to reimburse the Administrative Agent and each of its Affiliates (to the extent not reimbursed by any Obligor) promptly upon demand for such Purchaser’s Proportionate Share of any costs and expenses (including fees, charges and

81 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 disbursements of financial, legal and other advisors and Other Taxes paid in the name of, or on behalf of, the Company or any of its Subsidiaries or Affiliates) that may be incurred by the Administrative Agent or any of its Affiliates in connection with the preparation, syndication, execution, delivery, administration, modification, consent, waiver or enforcement (whether through negotiations, through any work-out, bankruptcy, restructuring or other legal or other proceeding or otherwise) of, or legal advice in respect of its rights or responsibilities under, any Transaction Document. (b) Each Purchaser agrees to indemnify the Administrative Agent (or any sub-agent thereof) and any Affiliates of the Administrative Agent (or any such sub-agent) (to the extent not indefeasibly paid by any Obligor), from and against such Purchaser’s aggregate Proportionate Share of the liabilities (including taxes, interests and penalties imposed for not properly withholding or backup withholding on payments made to on or for the account of any Purchaser) that may be imposed on, incurred by or asserted against the Administrative Agent (or any sub- agent thereof) or any Affiliates of the Administrative Agent (or any such sub-agent) in any matter relating to or arising out of, in connection with or as a result of any Transaction Document or any other act, event or transaction related, contemplated in or attendant to any such document, or, in each case, any action taken or omitted to be taken by the Administrative Agent (or any sub-agent thereof) or any Affiliates of the Administrative Agent (or any such sub-agent) under or with respect to any of the foregoing; provided that no Purchaser shall be liable to the Administrative Agent (or any sub-agent thereof) or any Affiliates of the Administrative Agent (or any such sub-agent) to the extent such liability has resulted primarily from the gross negligence or willful misconduct of the Administrative Agent (or any sub-agent thereof) or, as the case may be, such Affiliate of the Administrative Agent (or any sub-agent thereof), as determined by a court of competent jurisdiction in a final non-appealable judgment or order. Section 8.09 Resignation of the Administrative Agent. (a) At any time upon not less than thirty (30) days’ prior written notice to the Purchasers, the Administrative Agent may resign as the “the Administrative Agent” hereunder, in whole or in part (in the sole and absolute discretion of the Administrative Agent). If the Administrative Agent delivers any such notice, the Majority Purchasers shall have the right, in consultation with the Company, to appoint a successor, which shall be (i) a Purchaser holding at least thirty percent (30%) of the outstanding Commitments or any Affiliate thereof or (ii) any other financial institution consented to by the Company (provided that the consent of the Company shall not be required to the extent an Event of Default has occurred and is continuing). If a successor Administrative Agent has not been appointed on or before the effectiveness of the resignation of the resigning Administrative Agent (or such earlier date as shall be agreed by the Majority Purchasers) (the “Resignation Effective Date”), then the resigning Administrative Agent may (but shall not be obligated to), on behalf of the Purchasers, appoint any Person reasonably chosen by it as the successor Administrative Agent, notwithstanding whether the Majority Purchasers have appointed a successor or the Company has consented to such successor. Whether or not a successor has been appointed, such resignation shall become effective on the Resignation Effective Date. (b) Effective from the Resignation Effective Date, (i) the resigning Administrative Agent shall be discharged from its duties and obligations under the Transaction Documents to the extent set forth in the applicable resignation notice, (ii) the Purchasers shall assume and perform

82 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 all of the duties of the Administrative Agent until a successor Administrative Agent shall have accepted a valid appointment hereunder, (iii) the resigning Administrative Agent and its Affiliates shall no longer have the benefit of any provision of any Transaction Document other than with respect to (x) any actions taken or omitted to be taken while such resigning Administrative Agent was, or because the Administrative Agent had been, validly acting as the Administrative Agent under the Transaction Documents or (y) any continuing duties such resigning Administrative Agent will continue to perform, and (iv) subject to its rights under Section 8.04, the resigning Administrative Agent shall take such action as may be reasonably necessary to assign to the successor Administrative Agent its rights as the Administrative Agent under the Transaction Documents. Effective immediately upon its acceptance of a valid appointment as the Administrative Agent, a successor Administrative Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the resigning Administrative Agent under the Transaction Documents. Section 8.10 [Reserved]. Section 8.11 Additional Secured Parties. The benefit of the provisions of the Transaction Documents directly relating to the Collateral or any Lien granted thereunder shall extend to and be available to any Secured Party that is not a Purchaser as long as, by accepting such benefits, such Secured Party agrees, as among the Administrative Agent and all other Secured Parties, that such Secured Party is bound by (and, if requested by the Administrative Agent, shall confirm such agreement in a writing in form and substance acceptable to the Administrative Agent) this Article VIII and the decisions and actions of the Administrative Agent and the Purchasers to the same extent a Purchaser is bound; provided that, notwithstanding the foregoing, (i) such Secured Party shall be bound by Section 8.08 only to the extent of liabilities, costs and expenses with respect to or otherwise relating to the Collateral held for the benefit of such Secured Party, in which case the obligations of such Secured Party thereunder shall not be limited by any concept of pro rata share or similar concept, (ii) each of the Administrative Agent and each Purchaser shall be entitled to act at its sole discretion, without regard to the interest of such Secured Party, regardless of whether any Obligation to such Secured Party thereafter remains outstanding, is deprived of the benefit of the Collateral, becomes unsecured or is otherwise affected or put in jeopardy thereby, and without any duty or liability to such Secured Party or any such Obligation and (iii) such Secured Party shall not have any right to be notified of, consent to, direct, require or be heard with respect to, any action taken or omitted in respect of the Collateral or under any Transaction Document. Section 8.12 Agent May File Proofs of Claim. In case of the pendency of any insolvency or similar proceeding or any other judicial proceeding relating to any Obligor, the Administrative Agent (irrespective of whether any payments under this Agreement shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on any other Obligor) shall be entitled and empowered (but not obligated) by intervention or such proceeding or otherwise: (a) to file and prove a claim for the whole amount of all Obligations that are owing and unpaid under this Agreement and to file such other documents as may be necessary or advisable in order to have the claims of the Purchasers and the Administrative Agent (including any claim

83 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 for the reasonable compensation, expenses, disbursements and advances of the Purchasers and the Administrative Agent and their respective agents and counsel); and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Purchaser to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Purchasers, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel. Section 8.13 [Reserved]. Section 8.14 Acknowledgements of Purchasers. (a) If the Administrative Agent notifies a Purchaser, or any Person who has received funds on behalf of a Purchaser (any such Purchaser or other recipient, a “Payment Recipient”), that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice from the Administrative Agent) received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Purchaser or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of Royalty Interest Payments, U.S. Licensing / Participation Payments or Ex-U.S. Licensing / Participation Payments, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent pending its return or repayment as contemplated below in this Section 8.14, and held in trust for the benefit of the Administrative Agent, and such Payment Recipient shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two (2) Business Days thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (i) shall be conclusive, absent manifest error. (b) Without limiting immediately preceding clause (a), each Payment Recipient hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of Royalty Interest Payments, U.S. Licensing / Participation

84 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 Payments or Ex-U.S. Licensing / Participation Payments, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment (a “Payment Notice”) sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a Payment Notice, or (z) that such Payment Recipient otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then, in each such case: (i) such Payment Recipient acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and (ii) such Payment Recipient shall promptly (and, in all events, within one (1) Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) or (z)) use commercially reasonable efforts to notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 8.14(b)(ii). (c) Each Purchaser hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Purchaser under any Transaction Document, or otherwise payable or distributable by the Administrative Agent to such Purchaser from any source, against any amount that the Administrative Agent has demanded to be returned pursuant to immediately preceding clause (a). (d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (a), from any Purchaser that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Purchaser at any time, then effective immediately (with the consideration therefor being acknowledged by the parties hereto), (i) such Purchaser shall be deemed to have assigned its Assigned Interests (but not its Commitments) with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Assigned Interests”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Assigned Interests (but not Commitments) of the Erroneous Payment Impacted Assigned Interests, the “Erroneous Payment Deficiency Assignment”) (on a cashless basis) (with the assignment fee to be waived by the Administrative Agent in such instance), and is hereby (together with the Company) deemed to execute and deliver an assignment and assumption agreement with respect to such Erroneous Payment Deficiency Assignment, and such Purchaser shall deliver any notes or other instruments evidencing such Assigned Interests to the Company or the Administrative Agent (but the failure of such Person to deliver any such notes shall not affect the effectiveness of the foregoing assignment), (ii) the Administrative Agent as the assignee Purchaser shall be deemed to have acquired the Erroneous Payment Deficiency Assignment, (iii) upon such deemed acquisition, the Administrative Agent as the assignee Purchaser shall become a Purchaser, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Purchaser shall cease to be a Purchaser, as applicable, hereunder

85 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Purchaser, (iv) the Administrative Agent and the Company shall each be deemed to have waived any consents required under this Agreement to any such Erroneous Payment Deficiency Assignment, and (iv) the Administrative Agent may reflect in the Register its ownership interest in the Assigned Interests subject to the Erroneous Payment Deficiency Assignment. Subject to Section 7.04, the Administrative Agent may, in its discretion, sell any Assigned Interests acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Purchaser shall be reduced by the net proceeds of the sale of such Assigned Interests (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Purchaser (and/or against any recipient that receives funds on its respective behalf). For the avoidance of doubt, no Erroneous Payment Deficiency Assignment shall reduce the Commitments of any Purchaser and such Commitments shall remain available in accordance with the terms of this Agreement. In addition, each party hereto agrees that, except to the extent that the Administrative Agent has sold an Assigned Interests (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether the Administrative Agent may be equitably subrogated, the Administrative Agent shall be contractually subrogated to all the rights and interests of the applicable Purchaser under the Transaction Documents with respect to each Erroneous Payment Return Deficiency (the “Erroneous Payment Subrogation Rights”) (provided that the Obligors’ Obligations under the Transaction Documents in respect of the Erroneous Payment Subrogation Rights shall not be duplicative of such Obligations in respect of the Assigned Interests that have been assigned to the Administrative Agent under an Erroneous Payment Deficiency Assignment). (e) The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by any Obligor, provided that this Section 8.14 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Company relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Administrative Agent; provided, further, that for the avoidance of doubt, the last sentence of immediately preceding clause (d) and this clause (e) shall not apply to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from any Obligor for the purpose of making such Erroneous Payment. (f) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. (g) Each party’s obligations, agreements and waivers under this Section 8.14 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Purchaser, the termination of the Commitments and/or the

86 US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Transaction Document. [SIGNATURE PAGE FOLLOWS]

[Signature Page to Revenue Interest Purchase and Sale Agreement] US-DOCS\149870611.184871-1379-4480 v.21 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written. COMPANY: VERONA PHARMA, INC. By: /s/ Mark W. Hahn Name: Mark W. Hahn Title: Treasurer, Secretary and Chief Financial Officer

[Signature Page to Revenue Interest Purchase and Sale Agreement] US-DOCS\149870611.184871-1379-4480 v.21 VERONA PHARMA PLC By: /s/ Mark W. Hahn Name: Mark W. Hahn Title: Chief Financial Officer

[Signature Page to Revenue Interest Purchase and Sale Agreement] US-DOCS\149870611.184871-1379-4480 v.21 ADMINISTRATIVE AGENT: OAKTREE FUND ADMINISTRATION, LLC By: Oaktree Capital Management, L.P. Its: Managing Member By: /s/ Matthew Stewart Name: Matthew Stewart Title: Managing Director By: /s/ Mary Gallegly Name: Mary Gallegly Title: Managing Director Address for Notices: Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl. Los Angeles, CA 90071 Attn: Oaktree Agency Email: Oaktreeagency@alterdomus.com With a copy to: Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl. Los Angeles, CA 90071 Attn: [  ] Email: [  ] With a copy (which shall not constitute notice) to: Sullivan & Cromwell LLP 125 Broad Street New York, NY 10004 Attn: [  ] Email: [  ]

[Signature Page to Revenue Interest Purchase and Sale Agreement] US-DOCS\149870611.184871-1379-4480 v.21 PURCHASER: OAKTREE-TCDRS STRATEGIC CREDIT, LLC By: Oaktree Capital Management, L.P. Its: Managing Member By: /s/ Matthew Stewart Name: Matthew Stewart Title: Managing Director By: /s/ Mary Gallegly Name: Mary Gallegly Title: Managing Director

[Signature Page to Revenue Interest Purchase and Sale Agreement] US-DOCS\149870611.184871-1379-4480 v.21 SC INVESTMENTS UBTI BLOCKER, LLC By: Oaktree Fund GP IIA, LLC Its: Manager By: Oaktree Fund GP II, L.P. Its: Managing Member By: /s/ Matthew Stewart Name: Matthew Stewart Title: Managing Director By: /s/ Mary Gallegly Name: Mary Gallegly Title: Managing Director

[Signature Page to Revenue Interest Purchase and Sale Agreement] US-DOCS\149870611.184871-1379-4480 v.21 OAKTREE-TSE 16 STRATEGIC CREDIT, LLC By: Oaktree Capital Management, L.P. Its: Manager By: /s/ Matthew Stewart Name: Matthew Stewart Title: Managing Director By: /s/ Mary Gallegly Name: Mary Gallegly Title: Managing Director

[Signature Page to Revenue Interest Purchase and Sale Agreement] US-DOCS\149870611.184871-1379-4480 v.21 INPRS STRATEGIC CREDIT HOLDINGS, LLC By: Oaktree Capital Management, L.P. Its: Manager By: /s/ Matthew Stewart Name: Matthew Stewart Title: Managing Director By: /s/ Mary Gallegly Name: Mary Gallegly Title: Managing Director

[Signature Page to Revenue Interest Purchase and Sale Agreement] US-DOCS\149870611.184871-1379-4480 v.21 FSFC HOLDINGS, INC. By: /s/ Matthew Stewart Name: Matthew Stewart Title: Chief Operating Officer

[Signature Page to Revenue Interest Purchase and Sale Agreement] US-DOCS\149870611.184871-1379-4480 v.21 OSCF BLOCKER HOLDINGS, INC. By: Oaktree Strategic Credit Fund Its: Director By: Oaktree Fund Advisors, LLC Its: Investment Advisor By: /s/ Matthew Stewart Name: Matthew Stewart Title: Managing Director By: /s/ Mary Gallegly Name: Mary Gallegly Title: Managing Director

[Signature Page to Revenue Interest Purchase and Sale Agreement] US-DOCS\149870611.184871-1379-4480 v.21 OAKTREE AZ STRATEGIC LENDING FUND, L.P. By: Oaktree AZ Strategic Lending Fund GP, L.P. Its: General Partner By: Oaktree Fund GP IIA, LLC Its: General Partner By: Oaktree Fund GP II, L.P. Its: Managing Member By: /s/ Matthew Stewart Name: Matthew Stewart Title: Managing Director By: /s/ Mary Gallegly Name: Mary Gallegly Title: Managing Director

[Signature Page to Revenue Interest Purchase and Sale Agreement] US-DOCS\149870611.184871-1379-4480 v.21 OAKTREE LSL FUND DELAWARE HOLDINGS EURRC, L.P. By: Oaktree Life Sciences Lending Fund GP, L.P. Its: General Partner By: Oaktree Life Sciences Lending Fund GP Ltd. Its: General Partner By: Oaktree Capital Management, L.P. Its: Director By: /s/ Matthew Stewart Name: Matthew Stewart Title: Managing Director By: /s/ Mary Gallegly Name: Mary Gallegly Title: Managing Director

[Signature Page to Revenue Interest Purchase and Sale Agreement] US-DOCS\149870611.184871-1379-4480 v.21 OAKTREE DIRECT LENDING FUND DELAWARE HOLDINGS NON-EURRC, L.P. By: Oaktree Direct Lending Fund GP, L.P. Its: General Partner By: Oaktree Direct Lending Fund GP Ltd. Its: General Partner By: Oaktree Capital Management, L.P. Its: Director By: /s/ Matthew Stewart Name: Matthew Stewart Title: Managing Director By: /s/ Mary Gallegly Name: Mary Gallegly Title: Managing Director

[Signature Page to Revenue Interest Purchase and Sale Agreement] US-DOCS\149870611.184871-1379-4480 v.21 OAKTREE DIRECT LENDING FUND UNLEVERED DELAWARE HOLDINGS NON- EURRC, L.P. By: Oaktree Direct Lending Fund GP, L.P. Its: General Partner By: Oaktree Direct Lending Fund GP Ltd. Its: General Partner By: Oaktree Capital Management, L.P. Its: Director By: Oaktree Capital Management, L.P. Its: Director By: /s/ Matthew Stewart Name: Matthew Stewart Title: Managing Director By: /s/ Mary Gallegly Name: Mary Gallegly Title: Managing Director

[Signature Page to Revenue Interest Purchase and Sale Agreement] US-DOCS\149870611.184871-1379-4480 v.21 OAKTREE DIRECT LENDING FUND VCOC DELAWARE HOLDINGS NON-EURRC, L.P. By: Oaktree Direct Lending Fund VCOC (Parallel), L.P. Its: General Partner By: Oaktree Direct Lending Fund GP, L.P. Its: General Partner By: Oaktree Direct Lending Fund GP Ltd. Its: General Partner By: Oaktree Capital Management, L.P. Its: Director By: /s/ Matthew Stewart Name: Matthew Stewart Title: Managing Director By: /s/ Mary Gallegly Name: Mary Gallegly Title: Managing Director

[Signature Page to Revenue Interest Purchase and Sale Agreement] US-DOCS\149870611.184871-1379-4480 v.21 OAKTREE LOAN ACQUISITION FUND, L.P. By: Oaktree Fund GP IIA, LLC Its: General Partner By: Oaktree Fund GP II, L.P. Its: Managing Member By: /s/ Matthew Stewart Name: Matthew Stewart Title: Managing Director By: /s/ Mary Gallegly Name: Mary Gallegly Title: Managing Director Address for Notices: Oaktree Fund Administration, LLC 333 S. Grand Avenue, 28th Fl. Los Angeles, CA 90071 Attn: Oaktree Agency Email: Oaktreeagency@alterdomus.com With a copy to: Oaktree Capital Management, L.P. 333 S. Grand Avenue, 28th Fl. Los Angeles, CA 90071 Attn: [  ] Email: [  ] With a copy (which shall not constitute notice) to: Sullivan & Cromwell LLP 125 Broad Street New York, NY 10004 Attn: [  ] Email: [  ]

[Signature Page to Revenue Interest Purchase and Sale Agreement] US-DOCS\149870611.184871-1379-4480 v.21 PURCHASER: OCM Life Sciences Portfolio LP By: OCM Life Sciences Portfolio G.P. Inc. Its: General Partner By: /s/ Rob Miserre Name: Rob Missere Title: President By: /s/ Bernhard Wu Name: Bernhard Wu Title: Vice President Address for Notices: OCM Life Sciences Portfolio LP c/o OCM Life Sciences Portfolio G.P. Inc. 100 Adelaide St. W, Suite 900 Toronto, ON M5H 0E2 Canada Attn: [  ] Email: [  ] With a copy to: OMERS Capital Solutions LP 100 Adelaide St. W, Suite 900 Toronto, ON M5H 0E2 Canada Attn: [  ] Email: [  ] With a copy (which shall not constitute notice) to: Sidley Austin LLP 2850 Quarry Lake Dr., Suite 280 Baltimore, MD 21209 Attn: [  ] Email: [  ]

US-DOCS\149870611.184871-1379-4480 v.21 US-DOCS\152880138.1 SCHEDULE 1 PURCHASERS AND ALLOCATIONS Purchasers Tranche A Tranche B Oaktree-TCDRS Strategic Credit, LLC [***] [***] SC Investments UBTI Blocker, LLC [***] [***] Oaktree-TSE 16 Strategic Credit, LLC [***] [***] INPRS Strategic Credit Holdings, LLC [***] [***] FSFC Holdings, Inc. [***] [***] OSCF Blocker Holdings, Inc. [***] [***] Oaktree AZ Strategic Lending Fund, L.P. [***] [***] Oaktree LSL Fund Delaware Holdings EURRC, L.P. [***] [***] Oaktree Direct Lending Fund Delaware Holdings Non-EURRC, L.P [***] [***] Oaktree Direct Lending Fund Unlevered Delaware Holdings Non-EURRC, L.P. [***] [***] Oaktree Direct Lending Fund VCOC Delaware Holdings Non- EURRC, L.P. [***] [***] Oaktree Loan Acquisition Fund, L.P. [***] [***] OCM Life Sciences Portfolio LP [***] [***] Total $100,000,000.00 $150,000,000.00